UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT    DECEMBER 31, 2010

VP Balanced Fund

Market Perspective	2
U.S. Market Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Stock Holdings	7
Top Five Stock Industries	7
Key Fixed-Income Portfolio Statistics	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and
Asset Allocation

Double-Digit Gains and Greater Volatility for U.S. Stocks

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year, though the market hit a few speed bumps along the way. Stocks advanced sharply during the first four months of the period thanks to continued evidence of a nascent economic recovery and a rebound in corporate profits, which was driven largely by cost-cutting measures at many businesses.

By May, however, persistent worries about sovereign debt problems in Europe and evidence of a slowdown in the pace of economic recovery in the U.S.—most notably in manufacturing, housing, and consumer spending—began to weigh on investor confidence. The result was a sizable stock market pullback in May and June. The uncertain economic environment contributed to further market volatility throughout the summer, but stocks finished the year with a sharp rally over the last four months as improving economic conditions bolstered investor confidence that the U.S. economy would avoid a recurrence of recession.

As the table below illustrates, small- and mid-cap stocks led the market’s advance in 2010, gaining more than 25% for the year. Meanwhile, growth shares outperformed value-oriented issues across all market capitalizations.

U.S. Bonds Also Advanced

The U.S. bond market also generated positive returns in 2010, with market leadership shifting throughout the year. As economic conditions improved during the first four months of the period, corporate bonds were the best performers in the bond market. However, when the economic recovery began to lose momentum and the European debt crisis escalated, Treasury bonds outperformed as a flight to quality sent their yields down to their lowest levels in decades. Corporate bonds, which continued to benefit from strong demand for their relatively high yields, returned to favor late in the year, when improving economic conditions sent Treasury yields sharply higher.

Mortgage-backed securities generated mixed results for the period. Commercial mortgage-backed securities posted the best returns of any sector in the bond market, but residential mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

U.S. Market Returns
For the 12 months ended December 31, 2010
Russell U.S. Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (large-cap)	16.10%	Corporate (investment grade)	9.00%
Russell Midcap Index	25.48%	Aggregate (multi-sector)	6.54%
Russell 2000 Index (small-cap)	26.85%	Treasury	5.87%
		MBS (mortgage-backed)	5.37%

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception		Inception Date
Class I	AVBIX	11.64%	3.39%	3.55%	6.63%		5/1/91
New blended index(1)(2)	—	12.13%	4.08%	3.53%	8.14%	(3)	—
Old blended index	—	12.04%	4.17%	3.59%	8.18%	(3)	—
S&P 500 Index	—	15.06%	2.29%	1.41%	8.54%		—
Barclays Capital U.S. Aggregate Bond Index(2)	—	6.54%	5.80%	5.84%	6.80%	(3)	—
Citigroup US Broad Investment-Grade Bond Index	—	6.30%	5.98%	5.96%	6.89%	(3)	—

(1)
The blended index combines two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index.

(2)
In January 2010, the fund’s blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining 40% was represented by the Citigroup US Broad Investment-Grade Bond Index. The new blended index is represented by 60% of the S&P 500 Index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	Since 4/30/91, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Class I 0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: David MacEwen, Bob Gahagan, Brian Howell

Performance Summary

VP Balanced returned 11.64% in 2010, while the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index) returned 12.13%.

Both the fund and its benchmark generated double-digit gains for the year, reflecting robust returns in the U.S. stock market and a solid advance in the U.S. bond market. The VP Balanced Fund modestly trailed the performance of its benchmark; while the equity component of the portfolio performed in line with its portion of the benchmark, the fixed-income component underperformed its part of the benchmark. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Fared Well

The stock portion of VP Balanced generally kept pace with the 15.06% return of the S&P 500 in 2010. The management approach of the stock component emphasizes individual stock selection over sector allocation, and security selection contributed positively to performance during the period, led by the health care and consumer discretionary sectors.

An underweight position in health care equipment makers, along with stock selection among life sciences companies and pharmaceutical firms, produced virtually all of the outperformance in the health care sector. The top contributors included Endo Pharmaceuticals Holdings, which rallied after reporting solid earnings and announcing several beneficial acquisitions, and medical technology company Millipore, which was acquired by a German pharmaceutical firm. In the consumer discretionary sector, an overweight position in the auto components industry and stock selection among specialty retailers generated the bulk of the outperformance. The leading contributors in this sector were auto parts maker TRW Automotive, which benefited from a rebound in the auto industry, and online movie rental firm Netflix, which enjoyed strong subscriber growth and an increase in online movie streaming.

Other notable positive performers included metals producer Freeport-McMoRan Copper & Gold and bearings manufacturer Timken. Freeport McMoRan reported stronger-than-expected earnings and benefited from a sharp rise in commodity prices, especially during the last six months of the year. Timken was another beneficiary of the recovery in auto industry, as well as growing global demand for its products.

On the downside, the equity component’s holdings in the information technology and industrials sectors detracted from relative results. Stock selection among computer hardware makers and semiconductor manufacturers had the biggest negative impact in the technology sector. Disk-drive makers Western Digital and Seagate Technology struggled with lower prices amid a supply and demand imbalance in the disk-drive industry. The underperformance in the industrials sector resulted mainly from aerospace and defense companies; the most significant individual detractor was heavy-duty vehicle manufacturer Oshkosh, which was hurt by expectations of weaker defense spending going forward.

Bond Portion Advanced

The fixed-income component of the VP Balanced portfolio posted a solid gain in 2010 but modestly trailed the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index. Sector allocation added value during the period, especially an overweight position in corporate bonds and an underweight position in residential mortgage-backed securities. Small positions in commercial mortgage-backed securities and high-yield corporate bonds, which were the two best-performing segments of the bond market during the year, also contributed favorably to results, as did timely investments in Treasury inflation-protected securities and Build America Bonds (taxable municipal bonds). An underweight position in nominal Treasury securities was also generally positive for performance.

The bond component was positioned for a flatter yield curve—that is, a smaller gap between long- and short-term interest rates. We originally established the position in mid-2009 but added to it strategically throughout 2010. However, this positioning weighed on performance as the yield spread between two- and 30-year Treasury securities widened overall during the year. The yield curve remains significantly steeper than its historical average, so we are maintaining this positioning.

The bond portion’s exposure to non-dollar-denominated bonds also detracted from performance versus the benchmark. The sovereign debt issues in Greece and elsewhere in Europe caused the euro to decline versus the U.S. dollar. A stronger dollar lowers returns on foreign investments for U.S. investors.

More recently, we have been taking some profits in our corporate bond holdings and shifting the proceeds into residential mortgage-backed securities, reducing the bond portion’s underweight position. After a period of underperformance, mortgage-backed securities have become more attractive on a relative value basis, offering a combination of high quality and attractive yields.

A Look Ahead

Despite recent evidence of improving economic activity, we do not think the U.S. economy will be entering a period of strong growth in the near future. While corporations have strengthened their balance sheets and restored profitability, consumers still face a sizable debt overhang, persistently high unemployment, and stagnant housing prices. These headwinds are likely to keep the economy in slow-growth mode as we move into 2011.

In this environment, we will continue to focus on our disciplined investment processes for both the stock and bond components of the portfolio.

Top Ten Stock Holdings
% of net assets as of 12/31/10
Microsoft Corp.	1.6%
Exxon Mobil Corp.	1.5%
Chevron Corp.	1.5%
International Business Machines Corp.	1.4%
Wells Fargo & Co.	1.4%
AT&T, Inc.	1.4%
Johnson & Johnson	1.2%
JPMorgan Chase & Co.	1.2%
Apple, Inc.	1.1%
Intel Corp.	1.1%

Top Five Stock Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	3.5%
Insurance	3.3%
Computers & Peripherals	2.8%
Diversified Financial Services	2.4%

Key Fixed-Income Portfolio Statistics
As of 12/31/10
Weighted Average Life	6.2 years
Average Duration (Effective)	4.9 years

Types of Investments in Portfolio
% of net assets as of 12/31/10
Common Stocks	59.8%
U.S. Treasury Securities	11.8%
Corporate Bonds	10.5%
U.S. Government Agency Mortgage-Backed Securities	9.3%
U.S. Government Agency Securities and Equivalents	2.8%
Commercial Mortgage-Backed Securities	2.3%
Collateralized Mortgage Obligations	1.2%
Municipal Securities	0.8%
Sovereign Governments & Agencies	0.4%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,136.00	$4.85	0.90%
Hypothetical
Class I	$1,000	$1,020.67	$4.58	0.90%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2010

Shares/ Principal Amount	Value
Common Stocks — 59.8%
AEROSPACE & DEFENSE — 1.4%
Boeing Co. (The)	8,047	$525,147
General Dynamics Corp.	7,212	511,764
Raytheon Co.	12,803	593,291
		1,630,202
AIR FREIGHT & LOGISTICS — 0.9%
United Parcel Service, Inc., Class B	14,122	1,024,975
AUTO COMPONENTS — 0.6%
Magna International, Inc.	3,773	196,196
TRW Automotive Holdings Corp.(1)	8,860	466,922
		663,118
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	43,526	730,802
BEVERAGES — 0.9%
Coca-Cola Co. (The)	6,512	428,294
Coca-Cola Enterprises, Inc.	2,561	64,102
Dr Pepper Snapple Group, Inc.	12,621	443,754
PepsiCo, Inc.	1,884	123,082
		1,059,232
BIOTECHNOLOGY — 1.4%
Amgen, Inc.(1)	12,584	690,862
Biogen Idec, Inc.(1)	9,750	653,737
Cephalon, Inc.(1)	5,243	323,598
		1,668,197
CAPITAL MARKETS — 1.2%
Goldman Sachs Group, Inc. (The)	4,503	757,225
Legg Mason, Inc.	16,872	611,947
		1,369,172
CHEMICALS — 1.1%
Cytec Industries, Inc.	630	33,428
Lubrizol Corp.	2,749	293,813
OM Group, Inc.(1)	2,251	86,686
PPG Industries, Inc.	8,009	673,317
W.R. Grace & Co.(1)	4,703	165,216
		1,252,460
COMMERCIAL BANKS — 2.0%
PNC Financial Services Group, Inc.	6,005	364,624
SunTrust Banks, Inc.	4,344	128,191
U.S. Bancorp.	8,993	242,541
Wells Fargo & Co.	52,138	1,615,757
		2,351,113
COMMERCIAL SERVICES & SUPPLIES(2)
Waste Management, Inc.	361	13,310
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.(1)	6,888	139,344
Harris Corp.	9,075	411,098
Plantronics, Inc.	684	25,458
Research In Motion Ltd.(1)	7,020	408,073
		983,973
COMPUTERS & PERIPHERALS — 2.8%
Apple, Inc.(1)	4,139	1,335,076
Dell, Inc.(1)	10,179	137,925
Hewlett-Packard Co.	6,377	268,472
Lexmark International, Inc., Class A(1)	13,327	464,046
SanDisk Corp.(1)	7,320	364,975
Seagate Technology plc(1)	33,949	510,254
Western Digital Corp.(1)	5,457	184,992
		3,265,740
CONSUMER FINANCE — 0.3%
American Express Co.	3,133	134,468
Cash America International, Inc.	5,543	204,703
		339,171
CONTAINERS & PACKAGING — 0.3%
Ball Corp.	3,751	255,256
Graphic Packaging Holding Co.(1)	15,008	58,381
		313,637
DIVERSIFIED CONSUMER SERVICES — 0.5%
Career Education Corp.(1)	4,887	101,308
H&R Block, Inc.	523	6,229
ITT Educational Services, Inc.(1)	8,506	541,747
		649,284
DIVERSIFIED FINANCIAL SERVICES — 2.4%
Bank of America Corp.	57,950	773,053
Citigroup, Inc.(1)	75,896	358,988
JPMorgan Chase & Co.	33,140	1,405,799
McGraw-Hill Cos., Inc. (The)	8,956	326,088
		2,863,928
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
AT&T, Inc.	54,715	1,607,527
Verizon Communications, Inc.	30,434	1,088,928
		2,696,455

Shares/ Principal Amount	Value
ELECTRIC UTILITIES — 0.6%
Entergy Corp.	4,638	$328,509
Exelon Corp.	3,951	164,520
NextEra Energy, Inc.	3,901	202,813
		695,842
ELECTRICAL EQUIPMENT(2)
Rockwell Automation, Inc.	97	6,956
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Anixter International, Inc.	119	7,108
Celestica, Inc.(1)	1,219	11,824
Tyco Electronics Ltd.	12,832	454,253
Vishay Intertechnology, Inc.(1)	21,667	318,071
Vishay Precision Group, Inc.(1)	151	2,845
		794,101
ENERGY EQUIPMENT & SERVICES — 0.5%
Complete Production Services, Inc.(1)	3,963	117,107
National Oilwell Varco, Inc.	1,489	100,135
Schlumberger Ltd.	2,339	195,307
SEACOR Holdings, Inc.	1,205	121,813
Transocean Ltd.(1)	1,224	85,080
		619,442
FOOD & STAPLES RETAILING — 0.2%
Wal-Mart Stores, Inc.	4,186	225,751
FOOD PRODUCTS — 1.9%
Corn Products International, Inc.	8,455	388,930
Del Monte Foods Co.	29,924	562,571
Dole Food Co., Inc.(1)	1,830	24,723
Hershey Co. (The)	11,973	564,527
Sara Lee Corp.	11,010	192,785
Tyson Foods, Inc., Class A	31,452	541,604
		2,275,140
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Becton, Dickinson & Co.	1,188	100,410
HEALTH CARE PROVIDERS & SERVICES — 2.1%
Cardinal Health, Inc.	17,561	672,762
Health Net, Inc.(1)	8,400	229,236
Humana, Inc.(1)	11,812	646,589
Magellan Health Services, Inc.(1)	3,059	144,629
McKesson Corp.	2,359	166,026
UnitedHealth Group, Inc.	16,943	611,812
		2,471,054
HOTELS, RESTAURANTS & LEISURE — 0.6%
Brinker International, Inc.	367	7,663
McDonald’s Corp.	1,160	89,042
Starbucks Corp.	18,064	580,396
		677,101
HOUSEHOLD DURABLES(2)
American Greetings Corp., Class A	1,870	41,439
HOUSEHOLD PRODUCTS — 1.4%
Colgate-Palmolive Co.	1,663	133,655
Energizer Holdings, Inc.(1)	4,387	319,812
Procter & Gamble Co. (The)	18,508	1,190,620
		1,644,087
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
GenOn Energy, Inc.(1)	19,752	75,255
NRG Energy, Inc.(1)	11,973	233,953
		309,208
INDUSTRIAL CONGLOMERATES — 1.4%
3M Co.	10,253	884,834
General Electric Co.	38,514	704,421
Seaboard Corp.	4	7,964
		1,597,219
INSURANCE — 3.3%
ACE Ltd.	5,403	336,337
Allied World Assurance Co. Holdings Ltd.	6,956	413,465
American Financial Group, Inc.	16,005	516,802
Berkshire Hathaway, Inc., Class B(1)	2,521	201,957
Chubb Corp. (The)	3,575	213,213
Endurance Specialty Holdings Ltd.	640	29,485
Horace Mann Educators Corp.	1,451	26,176
Loews Corp.	15,065	586,179
Principal Financial Group, Inc.	16,204	527,602
Prudential Financial, Inc.	12,517	734,873
Travelers Cos., Inc. (The)	5,502	306,516
		3,892,605
INTERNET SOFTWARE & SERVICES — 0.9%
AOL, Inc.(1)	8,059	191,079
EarthLink, Inc.	10,092	86,791
Google, Inc., Class A(1)	1,389	825,024
		1,102,894
IT SERVICES — 2.4%
Accenture plc, Class A	11,837	573,976
Computer Sciences Corp.	8,692	431,123

Shares/ Principal Amount	Value
International Business Machines Corp.	11,119	$1,631,825
Western Union Co. (The)	8,051	149,507
		2,786,431
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Polaris Industries, Inc.	5,910	461,098
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bruker Corp.(1)	7,159	118,839
MACHINERY — 1.5%
Briggs & Stratton Corp.	1,349	26,562
Caterpillar, Inc.	6,114	572,637
Deere & Co.	1,800	149,490
Eaton Corp.	805	81,716
Parker-Hannifin Corp.	6,135	529,450
Timken Co.	9,901	472,575
		1,832,430
MEDIA — 1.5%
Comcast Corp., Class A	35,712	784,593
DirecTV, Class A(1)	7,913	315,966
Gannett Co., Inc.	257	3,878
Scholastic Corp.	809	23,898
Time Warner, Inc.	22,002	707,804
		1,836,139
METALS & MINING — 1.3%
Freeport-McMoRan Copper & Gold, Inc.	7,142	857,683
Newmont Mining Corp.	10,446	641,698
		1,499,381
MULTILINE RETAIL — 0.8%
Macy’s, Inc.	4,927	124,653
Target Corp.	13,982	840,738
		965,391
MULTI-UTILITIES — 0.6%
DTE Energy Co.	1,976	89,552
Integrys Energy Group, Inc.	12,676	614,913
		704,465
OIL, GAS & CONSUMABLE FUELS — 6.1%
Apache Corp.	3,485	415,517
Canadian Natural Resources Ltd.	10,266	456,016
Chevron Corp.	19,406	1,770,797
ConocoPhillips	17,922	1,220,488
Exxon Mobil Corp.	24,521	1,792,975
Murphy Oil Corp.	4,309	321,236
Occidental Petroleum Corp.	11,421	1,120,400
Sunoco, Inc.	1,745	70,341
		7,167,770
PAPER & FOREST PRODUCTS — 0.2%
Domtar Corp.	3,151	239,224
PERSONAL PRODUCTS — 0.4%
Estee Lauder Cos., Inc. (The), Class A	6,226	502,438
PHARMACEUTICALS — 3.5%
Abbott Laboratories	9,391	449,923
Bristol-Myers Squibb Co.	16,204	429,082
Eli Lilly & Co.	21,819	764,538
Endo Pharmaceuticals Holdings, Inc.(1)	1,215	43,388
Forest Laboratories, Inc.(1)	11,433	365,627
Johnson & Johnson	23,684	1,464,855
Merck & Co., Inc.	5,144	185,390
Pfizer, Inc.	20,646	361,511
		4,064,314
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Equity LifeStyle Properties, Inc.	1,511	84,510
Rayonier, Inc.	5,129	269,375
Simon Property Group, Inc.	603	59,993
		413,878
ROAD & RAIL — 0.4%
CSX Corp.	4,679	302,310
Norfolk Southern Corp.	2,360	148,255
		450,565
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Intel Corp.	61,554	1,294,481
LSI Corp.(1)	10,534	63,099
Marvell Technology Group Ltd.(1)	17,177	318,633
Micron Technology, Inc.(1)	58,324	467,758
Teradyne, Inc.(1)	9,181	128,901
		2,272,872
SOFTWARE — 2.3%
Intuit, Inc.(1)	10,964	540,525
Microsoft Corp.	67,398	1,881,752
Oracle Corp.	8,866	277,506
		2,699,783
SPECIALTY RETAIL — 1.6%
Advance Auto Parts, Inc.	4,885	323,143
AutoZone, Inc.(1)	1,464	399,072
Best Buy Co., Inc.	3,013	103,316
Home Depot, Inc. (The)	4,005	140,415
Rent-A-Center, Inc.	1,841	59,427
Ross Stores, Inc.	5,692	360,019
Williams-Sonoma, Inc.	13,182	470,466
		1,855,858

Shares/ Principal Amount	Value
TOBACCO — 1.0%
Philip Morris International, Inc.	20,096	$1,176,219
TOTAL COMMON STOCKS (Cost $57,346,923)		70,375,113
U.S. Treasury Securities — 11.8%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	$20,000	23,569
U.S. Treasury Bonds, 5.25%, 2/15/29(3)	320,000	367,050
U.S. Treasury Bonds, 5.375%, 2/15/31(3)	200,000	233,500
U.S. Treasury Bonds, 4.75%, 2/15/37(3)	297,000	319,229
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	820,000	824,484
U.S. Treasury Notes, 1.375%, 11/15/12(3)	4,000,000	4,060,312
U.S. Treasury Notes, 1.375%, 5/15/13(3)	300,000	304,361
U.S. Treasury Notes, 2.375%, 8/31/14(3)	1,500,000	1,554,141
U.S. Treasury Notes, 1.25%, 9/30/15(3)	1,228,000	1,191,640
U.S. Treasury Notes, 2.125%, 12/31/15(3)	3,550,000	3,569,415
U.S. Treasury Notes, 2.625%, 8/15/20(3)	1,550,000	1,469,715
TOTAL U.S. TREASURY SECURITIES (Cost $13,869,646)		13,917,416
Corporate Bonds — 10.5%
AEROSPACE & DEFENSE — 0.3%
Honeywell International, Inc., 5.30%, 3/1/18(3)	70,000	78,015
L-3 Communications Corp., 5.875%, 1/15/15(3)	50,000	51,187
Lockheed Martin Corp., 5.50%, 11/15/39(3)	70,000	71,582
United Technologies Corp., 6.05%, 6/1/36(3)	134,000	151,817
United Technologies Corp., 5.70%, 4/15/40(3)	50,000	54,710
		407,311
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	60,000	59,317
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	10,000	10,209
		69,526
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(3)	$80,000	82,581
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(4)	70,000	83,584
PepsiCo, Inc., 4.875%, 11/1/40(3)	20,000	19,482
SABMiller plc, 6.20%, 7/1/11(3)(4)	70,000	71,815
		257,462
CAPITAL MARKETS — 0.8%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)	90,000	102,746
Credit Suisse (New York), 5.00%, 5/15/13(3)	110,000	118,457
Credit Suisse (New York), 4.375%, 8/5/20(3)	40,000	39,348
Deutsche Bank AG (London), 3.875%, 8/18/14(3)	50,000	52,532
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(3)	40,000	44,099
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)	170,000	198,527
Jefferies Group, Inc., 8.50%, 7/15/19(3)	30,000	34,355
Korea Development Bank, 3.25%, 3/9/16(3)	20,000	19,495
Morgan Stanley, 4.20%, 11/20/14(3)	100,000	102,254
Morgan Stanley, 6.625%, 4/1/18(3)	120,000	130,361
Morgan Stanley, 5.625%, 9/23/19(3)	100,000	102,143
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)	30,000	30,275
		974,592
CHEMICALS — 0.2%
CF Industries, Inc., 6.875%, 5/1/18	50,000	53,625
Dow Chemical Co. (The), 5.90%, 2/15/15(3)	30,000	33,246
Dow Chemical Co. (The), 2.50%, 2/15/16(3)	10,000	9,627
Dow Chemical Co. (The), 8.55%, 5/15/19(3)	50,000	62,761
Dow Chemical Co. (The), 4.25%, 11/15/20(3)	20,000	19,234
Rohm & Haas Co., 5.60%, 3/15/13(3)	70,000	74,882
		253,375

Shares/ Principal Amount	Value
COMMERCIAL BANKS — 0.4%
BB&T Corp., 5.70%, 4/30/14(3)	$40,000	$44,043
Fifth Third Bancorp., 6.25%, 5/1/13(3)	50,000	54,223
HSBC Bank plc, 3.50%, 6/28/15(3)(4)	40,000	41,047
HSBC Holdings plc, 6.80%, 6/1/38(3)	20,000	21,696
HSBC USA, Inc., 5.00%, 9/27/20(3)	30,000	29,094
Huntington Bancshares, Inc., 7.00%, 12/15/20(3)	10,000	10,548
PNC Bank N.A., 6.00%, 12/7/17(3)	80,000	87,138
PNC Funding Corp., 4.25%, 9/21/15(3)	10,000	10,508
Royal Bank of Scotland plc, 3.95%, 9/21/15	40,000	39,363
Wachovia Bank N.A., 4.80%, 11/1/14(3)	110,000	117,056
Wachovia Bank N.A., 4.875%, 2/1/15(3)	32,000	33,966
Wells Fargo & Co., 3.625%, 4/15/15(3)	20,000	20,759
		509,441
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Corrections Corp. of America, 6.25%, 3/15/13(3)	70,000	71,050
Republic Services, Inc., 5.50%, 9/15/19(3)	60,000	65,546
Waste Management, Inc., 6.125%, 11/30/39(3)	30,000	32,218
		168,814
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc., 5.90%, 2/15/39(3)	30,000	33,345
CONSUMER FINANCE — 0.3%
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(3)	60,000	62,193
General Electric Capital Corp., 3.75%, 11/14/14(3)	50,000	51,732
General Electric Capital Corp., 2.25%, 11/9/15(3)	50,000	48,122
General Electric Capital Corp., 5.625%, 9/15/17(3)	140,000	153,726
General Electric Capital Corp., 4.375%, 9/16/20(3)	30,000	29,582
SLM Corp., 5.375%, 1/15/13(3)	30,000	30,614
		375,969
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(3)	$40,000	43,300
Ball Corp., 6.75%, 9/15/20(3)	30,000	31,650
		74,950
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Arch Western Finance LLC, 6.75%, 7/1/13(3)	14,000	14,210
Bank of America Corp., 6.50%, 8/1/16(3)	30,000	32,591
Bank of America Corp., 5.75%, 12/1/17(3)	40,000	41,684
Bank of America Corp., 5.875%, 1/5/21(3)	10,000	10,366
Bank of America N.A., 5.30%, 3/15/17(3)	124,000	125,830
Citigroup, Inc., 6.00%, 12/13/13(3)	80,000	87,478
Citigroup, Inc., 6.01%, 1/15/15(3)	50,000	54,901
Citigroup, Inc., 4.75%, 5/19/15	20,000	20,962
Citigroup, Inc., 6.125%, 5/15/18(3)	90,000	98,745
Citigroup, Inc., 8.50%, 5/22/19(3)	30,000	37,301
Citigroup, Inc., 5.375%, 8/9/20(3)	20,000	20,819
JPMorgan Chase & Co., 3.70%, 1/20/15(3)	20,000	20,717
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	180,000	201,306
		766,910
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
Alltel Corp., 7.875%, 7/1/32(3)	30,000	38,441
AT&T, Inc., 6.80%, 5/15/36(3)	110,000	122,213
AT&T, Inc., 6.55%, 2/15/39(3)	60,000	65,526
British Telecommunications plc, 5.95%, 1/15/18(3)	20,000	21,922
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	30,000	39,316
CenturyLink, Inc., 7.60%, 9/15/39(3)	30,000	30,325
Embarq Corp., 7.08%, 6/1/16(3)	5,000	5,536
Frontier Communications Corp., 8.50%, 4/15/20(3)	30,000	32,925
Qwest Corp., 7.875%, 9/1/11(3)	30,000	30,975

Shares/ Principal Amount	Value
Qwest Corp., 7.50%, 10/1/14(3)	$60,000	$67,500
Sprint Capital Corp., 7.625%, 1/30/11(3)	50,000	50,188
Telecom Italia Capital SA, 6.18%, 6/18/14(3)	90,000	95,786
Telecom Italia Capital SA, 7.00%, 6/4/18(3)	30,000	31,811
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	100,000	102,346
Verizon Communications, Inc., 6.40%, 2/15/38(3)	20,000	22,198
Verizon Communications, Inc., 7.35%, 4/1/39(3)	40,000	49,363
Windstream Corp., 7.875%, 11/1/17(3)	50,000	52,813
		859,184
ELECTRIC UTILITIES — 0.3%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	37,000	40,909
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	18,000	19,286
Duke Energy Corp., 3.95%, 9/15/14(3)	40,000	41,953
Edison International, 3.75%, 9/15/17(3)	40,000	39,776
Exelon Generation Co. LLC, 5.20%, 10/1/19(3)	40,000	41,919
Exelon Generation Co. LLC, 4.00%, 10/1/20(3)	30,000	28,131
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	80,000	82,342
Florida Power Corp., 6.35%, 9/15/37(3)	70,000	80,583
Southern California Edison Co., 5.625%, 2/1/36(3)	22,000	23,218
		398,117
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(3)	70,000	78,925
Jabil Circuit, Inc., 5.625%, 12/15/20(3)	40,000	39,500
		118,425
ENERGY EQUIPMENT & SERVICES — 0.1%
Transocean, Inc., 6.50%, 11/15/20(3)	30,000	31,910
Weatherford International Ltd., 9.625%, 3/1/19(3)	70,000	89,957
		121,867
FOOD & STAPLES RETAILING — 0.5%
CVS Caremark Corp., 6.60%, 3/15/19(3)	$100,000	117,277
Kroger Co. (The), 6.40%, 8/15/17(3)	50,000	57,487
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	138,000	153,639
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	60,000	68,544
Wal-Mart Stores, Inc., 5.625%, 4/1/40(3)	90,000	96,202
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	50,000	48,748
		541,897
FOOD PRODUCTS — 0.1%
Kellogg Co., 4.45%, 5/30/16(3)	50,000	53,883
Kraft Foods, Inc., 6.00%, 2/11/13(3)	20,000	21,912
Kraft Foods, Inc., 5.375%, 2/10/20(3)	10,000	10,782
Kraft Foods, Inc., 6.50%, 2/9/40(3)	35,000	39,358
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	30,000	31,050
		156,985
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc., 5.90%, 9/1/16(3)	40,000	46,425
Covidien International Finance SA, 1.875%, 6/15/13(3)	40,000	40,503
		86,928
HEALTH CARE PROVIDERS & SERVICES — 0.2%
Express Scripts, Inc., 5.25%, 6/15/12(3)	60,000	63,349
Express Scripts, Inc., 7.25%, 6/15/19(3)	90,000	106,699
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	60,000	68,193
WellPoint, Inc., 5.80%, 8/15/40(3)	10,000	10,221
		248,462
HOTELS, RESTAURANTS & LEISURE — 0.2%
McDonald’s Corp., 5.35%, 3/1/18(3)	50,000	56,185
Wyndham Worldwide Corp., 6.00%, 12/1/16(3)	10,000	10,477
Wyndham Worldwide Corp., 5.75%, 2/1/18(3)	20,000	20,366
Yum! Brands, Inc., 5.30%, 9/15/19(3)	80,000	84,882
		171,910

Shares/ Principal Amount	Value
HOUSEHOLD DURABLES — 0.1%
Jarden Corp., 8.00%, 5/1/16	$50,000	$54,687
Jarden Corp., 6.125%, 11/15/22(3)	20,000	19,175
Toll Brothers Finance Corp., 6.75%, 11/1/19(3)	30,000	31,573
		105,435
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.00%, 2/1/13(3)	42,000	44,919
General Electric Co., 5.25%, 12/6/17(3)	70,000	75,717
		120,636
INSURANCE — 0.5%
Allstate Corp. (The), 7.45%, 5/16/19	40,000	48,624
American International Group, Inc., 3.65%, 1/15/14	20,000	20,370
American International Group, Inc., 5.85%, 1/16/18(3)	20,000	20,682
CNA Financial Corp., 5.875%, 8/15/20(3)	20,000	19,950
Genworth Financial, Inc., 7.20%, 2/15/21(3)	20,000	20,509
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(3)	30,000	30,111
Lincoln National Corp., 6.25%, 2/15/20(3)	40,000	43,708
MetLife Global Funding I, 5.125%, 4/10/13(3)(4)	50,000	53,865
MetLife, Inc., 6.75%, 6/1/16(3)	60,000	69,678
New York Life Global Funding, 4.65%, 5/9/13(3)(4)	40,000	43,039
Prudential Financial, Inc., 7.375%, 6/15/19(3)	30,000	35,428
Prudential Financial, Inc., 5.40%, 6/13/35(3)	80,000	76,295
Travelers Cos., Inc. (The), 5.90%, 6/2/19(3)	30,000	33,853
Travelers Cos., Inc. (The), 3.90%, 11/1/20(3)	10,000	9,734
		525,846
INTERNET SOFTWARE & SERVICES(2)
eBay, Inc., 3.25%, 10/15/20(3)	20,000	18,642
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(3)	60,000	63,658
MEDIA — 1.0%
CBS Corp., 4.30%, 2/15/21(3)	50,000	47,572
CBS Corp., 5.50%, 5/15/33(3)	30,000	27,662
Comcast Corp., 5.90%, 3/15/16(3)	$44,000	49,315
Comcast Corp., 5.70%, 5/15/18(3)	40,000	44,088
Comcast Corp., 6.40%, 5/15/38(3)	60,000	64,334
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	100,000	106,667
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(3)	60,000	62,325
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	70,000	82,250
Lamar Media Corp., 9.75%, 4/1/14(3)	40,000	46,200
NBC Universal, Inc., 5.15%, 4/30/20(3)(4)	20,000	20,771
NBC Universal, Inc., 4.375%, 4/1/21(4)	60,000	58,355
NBC Universal, Inc., 5.95%, 4/1/41(4)	20,000	20,068
News America, Inc., 6.90%, 8/15/39(3)	30,000	34,463
Omnicom Group, Inc., 4.45%, 8/15/20(3)	70,000	68,629
Time Warner Cable, Inc., 5.40%, 7/2/12(3)	60,000	63,721
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	60,000	70,046
Time Warner, Inc., 7.70%, 5/1/32(3)	40,000	48,967
Viacom, Inc., 6.25%, 4/30/16(3)	120,000	136,720
Virgin Media Secured Finance plc, 6.50%, 1/15/18(3)	120,000	126,900
		1,179,053
METALS & MINING — 0.4%
Alcoa, Inc., 6.15%, 8/15/20(3)	40,000	41,150
Anglo American Capital plc, 4.45%, 9/27/20(3)(4)	20,000	20,350
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	35,000	36,469
ArcelorMittal, 9.85%, 6/1/19(3)	90,000	113,916
ArcelorMittal, 5.25%, 8/5/20(3)	30,000	29,714
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	50,000	55,380
Newmont Mining Corp., 6.25%, 10/1/39(3)	60,000	65,465
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	30,000	28,536

Shares/ Principal Amount	Value
Teck Resources Ltd., 5.375%, 10/1/15(3)	$20,000	$21,984
Vale Overseas Ltd., 5.625%, 9/15/19(3)	25,000	26,753
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	19,902
		459,619
MULTILINE RETAIL(2)
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	52,000	53,950
MULTI-UTILITIES — 0.4%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(3)	70,000	78,233
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	100,000	104,953
CMS Energy Corp., 4.25%, 9/30/15	20,000	19,904
CMS Energy Corp., 8.75%, 6/15/19(3)	40,000	47,249
Pacific Gas & Electric Co., 5.80%, 3/1/37(3)	68,000	72,316
PG&E Corp., 5.75%, 4/1/14(3)	20,000	21,907
Sempra Energy, 8.90%, 11/15/13(3)	50,000	59,054
Sempra Energy, 6.50%, 6/1/16(3)	30,000	34,868
		438,484
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(3)	20,000	21,689
Xerox Corp., 4.25%, 2/15/15(3)	70,000	73,315
		95,004
OIL, GAS & CONSUMABLE FUELS — 1.2%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	80,000	80,040
Apache Corp., 5.10%, 9/1/40(3)	20,000	19,506
Apache Corp., 5.25%, 2/1/42(3)	20,000	19,950
BP Capital Markets plc, 4.50%, 10/1/20(3)	30,000	29,986
Cenovus Energy, Inc., 4.50%, 9/15/14(3)	40,000	42,899
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	20,000	21,775
ConocoPhillips, 5.75%, 2/1/19(3)	60,000	68,489
El Paso Corp., 7.875%, 6/15/12(3)	30,000	31,757
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	30,000	34,330
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	30,000	28,624
Enterprise Products Operating LLC, 3.70%, 6/1/15(3)	$20,000	20,652
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	110,000	124,294
Enterprise Products Operating LLC, 6.45%, 9/1/40(3)	20,000	21,663
EOG Resources, Inc., 5.625%, 6/1/19(3)	40,000	44,245
Hess Corp., 6.00%, 1/15/40(3)	30,000	31,555
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	60,000	68,866
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	40,000	41,458
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	40,000	45,676
Motiva Enterprises LLC, 5.75%, 1/15/20(3)(4)	60,000	67,423
Nexen, Inc., 5.65%, 5/15/17(3)	40,000	42,732
Peabody Energy Corp., 6.50%, 9/15/20(3)	20,000	21,450
Petrobras International Finance Co., 5.75%, 1/20/20(3)	30,000	31,277
Petroleos Mexicanos, 6.00%, 3/5/20(3)	40,000	42,600
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	20,000	20,688
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	60,000	74,575
Shell International Finance BV, 3.10%, 6/28/15(3)	30,000	30,841
Shell International Finance BV, 6.375%, 12/15/38(3)	60,000	71,366
Suncor Energy, Inc., 6.10%, 6/1/18	46,000	52,970
Talisman Energy, Inc., 7.75%, 6/1/19(3)	60,000	74,192
Williams Partners LP, 5.25%, 3/15/20(3)	30,000	31,155
Williams Partners LP, 4.125%, 11/15/20(3)	20,000	18,982
		1,356,016
PAPER & FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)(4)	60,000	59,433
International Paper Co., 9.375%, 5/15/19(3)	30,000	38,648
International Paper Co., 7.30%, 11/15/39(3)	40,000	45,725
		143,806

Shares/ Principal Amount	Value
PHARMACEUTICALS — 0.4%
Abbott Laboratories, 5.875%, 5/15/16(3)	$35,000	$40,451
Abbott Laboratories, 5.30%, 5/27/40(3)	20,000	20,620
AstraZeneca plc, 5.40%, 9/15/12(3)	55,000	59,334
AstraZeneca plc, 5.90%, 9/15/17(3)	50,000	57,983
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(3)	50,000	54,321
Pfizer, Inc., 7.20%, 3/15/39(3)	50,000	64,926
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(3)	120,000	129,069
		426,704
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Boston Properties LP, 4.125%, 5/15/21(3)	40,000	38,000
Digital Realty Trust LP, 5.875%, 2/1/20(3)	40,000	40,765
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(3)(4)	40,000	39,600
Kimco Realty Corp., 6.875%, 10/1/19(3)	20,000	22,664
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)	10,000	9,646
		150,675
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
AMB Property LP, 6.625%, 12/1/19(3)	40,000	43,961
ROAD & RAIL — 0.1%
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(3)	10,000	9,333
Union Pacific Corp., 5.75%, 11/15/17(3)	100,000	112,442
		121,775
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(3)	75,000	81,872
SPECIALTY RETAIL — 0.1%
Lowe’s Cos., Inc., 2.125%, 4/15/16(3)	30,000	29,375
Staples, Inc., 9.75%, 1/15/14(3)	40,000	48,507
		77,882
TEXTILES, APPAREL & LUXURY GOODS(2)
Hanesbrands, Inc., 6.375%, 12/15/20(3)(4)	30,000	28,650
TOBACCO(2)
Altria Group, Inc., 10.20%, 2/6/39(3)	$10,000	14,495
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
America Movil SAB de CV, 5.00%, 10/16/19(3)	100,000	104,580
American Tower Corp., 4.625%, 4/1/15(3)	30,000	31,371
Rogers Communications, Inc., 6.25%, 6/15/13(3)	55,000	61,177
SBA Telecommunications, Inc., 8.25%, 8/15/19(3)	30,000	32,925
		230,053
TOTAL CORPORATE BONDS (Cost $11,608,635)		12,331,686
U.S. Government Agency Mortgage-Backed Securities(5) — 9.3%
FHLMC, 7.00%, 11/1/13(3)	16,781	17,947
FHLMC, 6.50%, 6/1/16(3)	46,321	50,708
FHLMC, 6.50%, 6/1/16(3)	50,026	54,544
FHLMC, 4.50%, 1/1/19(3)	401,747	424,219
FHLMC, 6.50%, 1/1/28(3)	15,258	17,158
FHLMC, 6.50%, 6/1/29(3)	11,577	13,019
FHLMC, 8.00%, 7/1/30(3)	12,863	15,052
FHLMC, 5.50%, 12/1/33(3)	438,927	471,658
FHLMC, 5.50%, 1/1/38(3)	197,839	211,479
FHLMC, 6.00%, 8/1/38	155,979	169,543
FHLMC, 6.50%, 7/1/47(3)	20,148	22,245
FNMA, 6.50%, 11/1/11(3)	1,642	1,689
FNMA, 6.00%, 4/1/13(3)	2,200	2,391
FNMA, 6.00%, 4/1/13(3)	4,314	4,689
FNMA, 6.00%, 5/1/13(3)	650	706
FNMA, 6.50%, 6/1/13(3)	558	608
FNMA, 6.50%, 6/1/13(3)	6,543	7,131
FNMA, 6.00%, 7/1/13(3)	1,791	1,947
FNMA, 6.00%, 1/1/14(3)	29,758	32,344
FNMA, 4.50%, 5/1/19(3)	179,901	190,413
FNMA, 4.50%, 5/1/19(3)	219,189	231,998
FNMA, 6.50%, 1/1/28(3)	6,313	7,080
FNMA, 7.00%, 1/1/28(3)	12,117	13,778
FNMA, 6.50%, 1/1/29(3)	30,716	34,543
FNMA, 7.50%, 7/1/29(3)	51,771	59,420
FNMA, 7.50%, 9/1/30(3)	12,820	14,709
FNMA, 6.50%, 1/1/32(3)	33,190	37,324

Shares/ Principal Amount	Value
FNMA, 5.50%, 6/1/33(3)	$266,301	$287,087
FNMA, 5.50%, 8/1/33(3)	261,884	282,325
FNMA, 5.00%, 11/1/33(3)	1,059,978	1,121,252
FNMA, 5.50%, 1/1/34(3)	438,777	472,671
FNMA, 4.50%, 9/1/35(3)	759,986	784,613
FNMA, 5.00%, 2/1/36(3)	1,016,121	1,072,956
FNMA, 5.50%, 1/1/37	1,748,693	1,880,814
FNMA, 5.50%, 2/1/37(3)	253,828	272,212
FNMA, 6.00%, 7/1/37	1,410,345	1,542,842
FNMA, 6.50%, 8/1/37(3)	246,829	273,913
FNMA, 6.50%, 6/1/47(3)	17,320	19,063
FNMA, 6.50%, 8/1/47(3)	61,286	67,455
FNMA, 6.50%, 8/1/47(3)	70,107	77,164
FNMA, 6.50%, 9/1/47(3)	6,310	6,945
FNMA, 6.50%, 9/1/47(3)	20,534	22,601
FNMA, 6.50%, 9/1/47(3)	31,887	35,097
FNMA, 6.50%, 9/1/47(3)	60,750	66,866
FNMA, 6.50%, 9/1/47(3)	97,948	107,808
GNMA, 7.00%, 4/20/26(3)	37,765	43,038
GNMA, 7.50%, 8/15/26(3)	21,354	24,648
GNMA, 7.00%, 2/15/28(3)	5,622	6,447
GNMA, 7.50%, 2/15/28(3)	9,515	11,001
GNMA, 6.50%, 5/15/28(3)	2,858	3,245
GNMA, 6.50%, 5/15/28(3)	2,990	3,395
GNMA, 7.00%, 12/15/28(3)	10,447	11,979
GNMA, 7.00%, 5/15/31(3)	67,468	77,422
GNMA, 5.50%, 11/15/32(3)	294,939	320,560
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $10,265,438)		11,003,761
U.S. Government Agency Securities and Equivalents — 2.8%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.0%
FHLMC, 2.875%, 2/9/15(3)	900,000	937,925
FNMA, 1.00%, 9/23/13	700,000	699,409
FNMA, 5.00%, 2/13/17(3)	600,000	677,924
		2,315,258
GOVERNMENT-BACKED CORPORATE BONDS(6) — 0.8%
Ally Financial, Inc., 1.75%, 10/30/12(3)	500,000	509,084
Citigroup Funding, Inc., 1.875%, 11/15/12(3)	500,000	510,312
		1,019,396
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $3,212,556)		3,334,654
Commercial Mortgage-Backed Securities(5) — 2.3%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	$200,000	205,116
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 1/3/11(3)	200,000	206,678
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 1/18/11, resets monthly off the 1-month LIBOR plus 0.18% with no caps(3)(4)	134,966	126,323
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 1/3/11(3)	100,000	105,664
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 1/3/11(3)	200,000	215,007
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	100,000	103,251
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	200,000	211,128
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(3)	150,000	156,734
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(3)	100,000	104,061
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(3)	54,742	54,765
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 1/11/11(3)	100,000	102,597
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 1/18/11, resets monthly off the 1-month LIBOR plus 0.07% with no caps(3)(4)	129,712	125,904
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(3)	123,101	126,746

Shares/ Principal Amount	Value
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(3)	$51,019	$52,093
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	93,511	94,865
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(3)	27,500	27,517
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(3)	100,000	104,940
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(3)	47,346	47,566
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(3)	50,000	51,579
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A5, VRN, 5.09%, 1/3/11(3)	100,000	101,855
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 1/3/11(3)	200,000	208,666
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 1/3/11(3)	150,000	160,915
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,674,434)		2,693,970
Collateralized Mortgage Obligations(5) — 1.2%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	79,567	82,162
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	174,895	133,984
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	55,274	55,853
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(3)	65,230	63,389
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(3)	$33,810	$34,306
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(3)	87,039	86,229
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.79%, 1/3/11(3)	267,863	245,195
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(3)	19,626	19,796
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(3)	87,773	92,250
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(3)	99,300	104,424
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	63,308	61,045
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.20%, 1/3/11	71,582	71,868
		1,050,501
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	350,000	376,794
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,433,931)		1,427,295
Municipal Securities — 0.8%
American Municipal Power Inc., Rev., (Building Bonds), 7.83%, 2/15/41(3)	15,000	16,306
American Municipal Power Inc., Rev., (Building Bonds), 5.94%, 2/15/47(3)	10,000	9,207
American Municipal Power Inc., Rev., (Building Bonds), 7.50%, 2/15/50(3)	30,000	30,951
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	70,000	70,323

Shares/ Principal Amount	Value
California GO, (Building Bonds), 7.30%, 10/1/39(3)	$40,000	$40,722
California GO, (Building Bonds), 7.60%, 11/1/40(3)	10,000	10,512
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	40,000	39,412
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	80,000	60,410
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	30,000	27,770
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	50,000	50,179
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	20,000	17,603
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(3)	35,000	36,437
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(3)	40,000	39,869
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	30,000	33,221
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(3)	15,000	16,397
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(3)	45,000	47,550
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	30,000	28,666
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	20,000	20,584
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	50,000	50,181
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	50,000	48,780
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	$35,000	32,294
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	50,000	47,538
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	40,000	39,146
Texas GO, (Building Bonds), 5.517%, 4/1/39(3)	20,000	20,482
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(3)	45,000	44,414
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	40,000	38,873
TOTAL MUNICIPAL SECURITIES (Cost $943,010)		917,827
Sovereign Governments & Agencies — 0.4%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(3)	100,000	111,500
Brazilian Government International Bond, 5.625%, 1/7/41(3)	40,000	39,900
		151,400
CANADA — 0.1%
Hydro Quebec, 8.40%, 1/15/22(3)	44,000	60,754
GERMANY — 0.1%
KfW, 4.125%, 10/15/14(3)	60,000	65,295
ITALY(2)
Republic of Italy, 3.125%, 1/26/15(3)	60,000	58,586
MEXICO — 0.1%
United Mexican States, 5.625%, 1/15/17(3)	20,000	22,220
United Mexican States, 5.95%, 3/19/19(3)	120,000	134,400
		156,620
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $465,051)		492,655

	Shares	Value
Temporary Cash Investments — 0.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(3) (Cost $1,106,894)	1,106,894	$ 1,106,894
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $102,926,518)		117,601,271
OTHER ASSETS AND LIABILITIES — 0.2%		181,366
TOTAL NET ASSETS — 100.0%		$117,782,637

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
10	U.S. Long Bond	March 2011	$1,221,250	$(50,808)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
33	U.S. Treasury 2-Year Notes	March 2011	$7,223,906	$18,167

Notes to Schedule of Investments

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

(3)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $8,446,000.

(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $929,753, which represented 0.8% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $102,926,518)	$117,601,271
Receivable for capital shares sold	11,277
Receivable for variation margin on futures contracts	11,250
Dividends and interest receivable	382,878
118,006,676

Liabilities
Disbursements in excess of demand deposit cash	15,204
Payable for investments purchased	52,655
Payable for variation margin on futures contracts	8,766
Payable for capital shares redeemed	57,829
Accrued management fees	89,585
224,039

Net Assets	$117,782,637

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	18,697,308

Net Asset Value Per Share	$6.30

Net Assets Consist of:
Capital (par value and paid-in surplus)	$115,383,554
Undistributed net investment income	18,209
Accumulated net realized loss	(12,261,238)
Net unrealized appreciation	14,642,112
$117,782,637

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,764)	$1,296,080
Interest	1,837,776
3,133,856

Expenses:
Management fees	1,048,391
Directors’ fees and expenses	3,556
Other expenses	10,226
1,062,173

Net investment income (loss)	2,071,683

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,234,736
Futures contract transactions	(28,633)
Swap agreement transactions	19,179
10,225,282

Change in net unrealized appreciation (depreciation) on:
Investments	454,342
Futures contracts	(25,548)
Swap agreements	(15,524)
413,270

Net realized and unrealized gain (loss)	10,638,552

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,710,235

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$2,071,683	$2,437,097
Net realized gain (loss)	10,225,282	(11,302,586)
Change in net unrealized appreciation (depreciation)	413,270	24,943,535
Net increase (decrease) in net assets resulting from operations	12,710,235	16,078,046

Distributions to Shareholders
From net investment income	(2,178,450)	(6,127,918)

Capital Share Transactions
Proceeds from shares sold	7,965,926	13,220,809
Proceeds from reinvestment of distributions	2,178,450	6,127,918
Payments for shares redeemed	(26,062,833)	(26,862,000)
Net increase (decrease) in net assets from capital share transactions	(15,918,457)	(7,513,273)

Net increase (decrease) in net assets	(5,386,672)	2,436,855

Net Assets
Beginning of period	123,169,309	120,732,454
End of period	$117,782,637	$123,169,309

Undistributed net investment income	$18,209	$66,659

Transactions in Shares of the Fund
Sold	1,349,025	2,464,789
Issued in reinvestment of distributions	362,856	1,292,719
Redeemed	(4,434,523)	(5,190,040)
Net increase (decrease) in shares of the fund	(2,722,642)	(1,432,532)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund’s assets in equity securities and the remaining assets in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to:
a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(10,610,423), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. The effective annual management fee for the year ended December 31, 2010 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2010, totaled $85,284,992, of which $21,290,792 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, totaled $102,110,088, of which $26,910,117 represented U.S. Treasury and Agency obligations.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$104,584,013
Gross tax appreciation of investments	$13,663,520
Gross tax depreciation of investments	(646,262)
Net tax appreciation (depreciation) of investments	$13,017,258

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$70,375,113	—	—
U.S. Treasury Securities	—	$13,917,416	—
Corporate Bonds	—	12,331,686	—
U.S. Government Agency Mortgage-Backed Securities	—	11,003,761	—
U.S. Government Agency Securities and Equivalents	—	3,334,654	—
Commercial Mortgage-Backed Securities	—	2,693,970	—
Collateralized Mortgage Obligations	—	1,427,295	—
Municipal Securities	—	917,827	—
Sovereign Governments & Agencies	—	492,655	—
Temporary Cash Investments	1,106,894	—	—
Total Value of Investment Securities	$71,482,007	$46,119,264	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(32,641)	—	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit default swap agreement to buy protection throughout most of the year and liquidated the position in October 2010.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts	$11,250	Payable for variation margin on futures contracts	$8,766

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 19,179	Change in net unrealized appreciation (depreciation) on swap agreements	$(15,524)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(70,765)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	42,132	Change in net unrealized appreciation (depreciation) on futures contracts	(25,548)
		$ (9,454)		$(41,072)

7. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.75	$5.28	$7.33	$7.53	$7.50
Income From Investment Operations
Net Investment Income (Loss)	0.11 (1)	0.11 (1)	0.15 (1)	0.15 (1)	0.16
Net Realized and Unrealized Gain (Loss)	0.55	0.64	(1.54)	0.19	0.51
Total From Investment Operations	0.66	0.75	(1.39)	0.34	0.67
Distributions
From Net Investment Income	(0.11)	(0.28)	(0.17)	(0.16)	(0.15)
From Net Realized Gains	—	—	(0.49)	(0.38)	(0.49)
Total Distributions	(0.11)	(0.28)	(0.66)	(0.54)	(0.64)
Net Asset Value, End of Period	$6.30	$5.75	$5.28	$7.33	$7.53

Total Return(2)	11.64%	15.48%	(20.33)%	4.94%	9.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78%	2.11%	2.47%	2.08%	2.05%
Portfolio Turnover Rate	75%	108%	157%	161%	191%
Net Assets, End of Period (in thousands)	$117,783	$123,169	$120,732	$182,589	$197,802

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Balanced Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Balanced Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	108,118,498
	Against:	4,159,656
	Abstain:	8,887,137
	Broker Non-Vote:	0

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $1,230,081, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70475   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Capital Appreciation Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	4
Top Ten Holdings	6
Top Five Industries	6
Types of Investments in Portfolio	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20

Other Information

Proxy Voting Results	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years	10 years	Since Inception		Inception Date
Class I	AVCIX	31.29%	(1)	10.60%	4.03%	8.38%		11/20/87
Russell Midcap Growth Index	—	26.38%		4.88%	3.12%	11.13%	(2)	—

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Class I 1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: David Hollond, Greg Walsh

Performance Summary

VP Capital Appreciation returned 31.29% for the 12 months ended December 31, 2010, outpacing the 26.38% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As described on page 2, the U.S. stock market gains for the 12-month period reflected a recovering economy and improving corporate earnings. Stocks that exhibit accelerating growth and price momentum, factors that the VP Capital Appreciation team looks for in portfolio holdings, started to be rewarded toward the end of the reporting period. As the environment for the team’s process has improved, VP Capital Appreciation has delivered portfolio returns that outperformed those of its benchmark.

Within the portfolio, stock selection in the information technology and energy sectors contributed the majority of relative gains. Stock decisions in the industrials and utilities sectors also added to performance relative to the benchmark.

Information Technology Led Outperformance

The information technology sector was VP Capital Appreciation’s largest source of outperformance relative to the benchmark. VP Capital Appreciation held an overweight stake in networking company F5 Networks, Inc., which represented the largest individual contributor to relative gains. The company, which manages networks to optimize online application use, benefited from increased demand as a result of the popularity of social networking sites and e-commerce.

A position in personal computer maker Apple, Inc. also helped absolute and relative performance. Not a member of the benchmark, Apple announced higher-than-expected earnings due to solid sales growth in its iPhone and iPad devices during the reporting period.

Elsewhere in the information technology sector, VP Capital Appreciation held a beneficial overweight position in Baidu Inc., China’s dominant internet search engine. The company experienced acceleration in sales as more Chinese companies increased their internet presence through websites and online retail stores. Stock decisions in the IT services and software industries also helped relative gains within the information technology sector.

Energy, Industrials Gained

The energy sector yielded absolute and relative gains for VP Capital Appreciation. Onshore exploration and production company Concho Resources contributed meaningfully to returns, benefiting from a rotation to onshore producers in the wake of the oil spill in the Gulf of Mexico. Holdings in the energy equipment and services industry also added to relative performance, as they experienced growing demand in the face of rising energy prices.

4

The industrials sector was a key source of outperformance relative to the benchmark. Advantageous overweight positions in the aerospace and defense industry included BE Aerospace. The maker of aircraft interiors demonstrated accelerating growth that the investment team expects to continue due to a strong 2011 wide-body delivery cycle, strong passenger travel demand, and record backlog. An overweight stake in Fastenal Corp. also boosted gains. The distributor of industrial and construction supplies experienced improved earnings as sales climbed.

Utilities, Consumer Discretionary Contributed

VP Capital Appreciation held only one position in the utilities sector. This substantial underweight allocation to the sector benefited performance, as utilities stocks as a sector underperformed all other sectors in the benchmark.

Within the consumer discretionary sector, a focus on the hotels, restaurants and leisure industry proved beneficial, as resurgence in worldwide travel drove up demand within the industry. An overweight stake in cruise line Royal Caribbean Cruises Ltd., in particular, added meaningfully to absolute and relative gains. The company announced solid improvement in earnings versus the prior year as bookings rose and operating costs decreased. A position in Las Vegas Sands Corp. contributed to returns. The casino’s share price gains were driven by the profitability of a successful new property in Singapore.

Elsewhere in the sector, the portfolio derived significant gains from an overweight stake in priceline.com. The online travel company experienced strong bookings growth and improving pricing amid rising travel demand. During the reporting period, priceline.com announced earnings levels that exceeded analysts’ estimates and raised its guidance for future earnings levels.

Outlook

VP Capital Appreciation’s investment process focuses primarily on medium-sized companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Although stocks exhibiting these characteristics had faced unprecedented headwinds at the turn in the market in March 2009, we saw those headwinds recede during the second half of the reporting period. The investment team is cautiously optimistic these trends will improve, based on current fundamentals and a long history of successfully utilizing these characteristics in the investment process. We continue to strive for smart risk-taking with regard to portfolio construction.

5

Top Ten Holdings
% of net assets as of 12/31/10
F5 Networks, Inc.	3.5%
Royal Caribbean Cruises Ltd.	3.0%
priceline.com, Inc.	2.8%
Netflix, Inc.	2.7%
BE Aerospace, Inc.	2.6%
O’Reilly Automotive, Inc.	2.5%
Cummins, Inc.	2.1%
SBA Communications Corp., Class A	2.1%
NetApp, Inc.	1.9%
Apple, Inc.	1.9%

Top Five Industries
% of net assets as of 12/31/10
Hotels, Restaurants & Leisure	6.3%
Energy Equipment & Services	5.8%
Internet & Catalog Retail	5.5%
Specialty Retail	5.4%
Internet Software & Services	4.7%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	90.0%
Foreign Common Stocks*	8.6%
Total Common Stocks	98.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,357.00	$5.94	1.00%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%

* Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2010

Shares	Value
Common Stocks — 98.6%
AEROSPACE & DEFENSE — 3.5%
BE Aerospace, Inc.(1)	247,800	$9,176,034
TransDigm Group, Inc.(1)	47,200	3,398,872
		12,574,906
AIR FREIGHT & LOGISTICS — 0.6%
Expeditors International of Washington, Inc.	41,600	2,271,360
AIRLINES — 1.3%
AMR Corp.(1)	309,200	2,408,668
United Continental Holdings, Inc.(1)	91,400	2,177,148
		4,585,816
AUTO COMPONENTS — 0.9%
BorgWarner, Inc.(1)	44,900	3,248,964
AUTOMOBILES — 0.2%
Brilliance China Automotive Holdings Ltd.(1)	1,088,000	830,053
BIOTECHNOLOGY — 3.0%
Alexion Pharmaceuticals, Inc.(1)	66,700	5,372,685
United Therapeutics Corp.(1)	54,200	3,426,524
Vertex Pharmaceuticals, Inc.(1)	50,900	1,783,027
		10,582,236
CAPITAL MARKETS — 0.8%
Lazard Ltd., Class A	76,300	3,013,087
CHEMICALS — 3.0%
Albemarle Corp.	107,400	5,990,772
CF Industries Holdings, Inc.	19,900	2,689,485
Sigma-Aldrich Corp.	32,100	2,136,576
		10,816,833
COMMERCIAL SERVICES & SUPPLIES — 1.0%
Stericycle, Inc.(1)	42,300	3,422,916
COMMUNICATIONS EQUIPMENT — 3.5%
F5 Networks, Inc.(1)	95,400	12,417,264
COMPUTERS & PERIPHERALS — 3.8%
Apple, Inc.(1)	21,043	6,787,630
NetApp, Inc.(1)	124,900	6,864,504
		13,652,134
CONSTRUCTION & ENGINEERING — 0.3%
Foster Wheeler AG(1)	28,600	987,272
CONSUMER FINANCE — 1.2%
Discover Financial Services	222,441	4,121,832
CONTAINERS & PACKAGING — 0.6%
Crown Holdings, Inc.(1)	69,400	2,316,572
ELECTRICAL EQUIPMENT — 1.2%
American Superconductor Corp.(1)	18,500	528,915
Cooper Industries plc	65,300	3,806,337
		4,335,252
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.2%
Amphenol Corp., Class A	45,500	2,401,490
Dolby Laboratories, Inc., Class A(1)	54,000	3,601,800
Trimble Navigation Ltd.(1)	43,300	1,728,969
		7,732,259
ENERGY EQUIPMENT & SERVICES — 5.8%
Atwood Oceanics, Inc.(1)	51,300	1,917,081
Complete Production Services, Inc.(1)	118,900	3,513,495
Core Laboratories NV	27,500	2,448,875
Dril-Quip, Inc.(1)	29,100	2,261,652
FMC Technologies, Inc.(1)	47,800	4,249,898
McDermott International, Inc.(1)	123,000	2,544,870
National Oilwell Varco, Inc.	55,300	3,718,925
		20,654,796
FOOD & STAPLES RETAILING — 2.2%
Costco Wholesale Corp.	23,500	1,696,935
Whole Foods Market, Inc.(1)	123,900	6,268,101
		7,965,036
FOOD PRODUCTS — 1.1%
Mead Johnson Nutrition Co.	62,300	3,878,175
GAS UTILITIES — 0.7%
National Fuel Gas Co.	36,200	2,375,444
HEALTH CARE EQUIPMENT & SUPPLIES — 2.7%
C.R. Bard, Inc.	51,500	4,726,155
Varian Medical Systems, Inc.(1)	72,600	5,029,728
		9,755,883
HEALTH CARE PROVIDERS & SERVICES — 1.6%
Express Scripts, Inc.(1)	102,900	5,561,745
HEALTH CARE TECHNOLOGY — 1.5%
SXC Health Solutions Corp.(1)	124,822	5,349,871
HOTELS, RESTAURANTS & LEISURE — 6.3%
Chipotle Mexican Grill, Inc.(1)	14,600	3,104,836
Ctrip.com International Ltd. ADR(1)	31,938	1,291,892
Home Inns & Hotels Management, Inc. ADR(1)	42,400	1,736,704
Las Vegas Sands Corp.(1)	77,200	3,547,340

8

Shares	Value
Panera Bread Co., Class A(1)	24,226	$2,451,914
Royal Caribbean Cruises Ltd.(1)	223,900	10,523,300
		22,655,986
HOUSEHOLD PRODUCTS — 0.5%
Church & Dwight Co., Inc.	25,300	1,746,206
INTERNET & CATALOG RETAIL — 5.5%
Netflix, Inc.(1)	53,900	9,470,230
priceline.com, Inc.(1)	25,330	10,120,601
		19,590,831
INTERNET SOFTWARE & SERVICES — 4.7%
Akamai Technologies, Inc.(1)	66,200	3,114,710
Baidu, Inc. ADR(1)	35,500	3,426,815
Monster Worldwide, Inc.(1)	45,500	1,075,165
OpenTable, Inc.(1)	25,600	1,804,288
VeriSign, Inc.	150,400	4,913,568
WebMD Health Corp.(1)	45,776	2,337,323
		16,671,869
IT SERVICES — 1.6%
Cognizant Technology Solutions Corp., Class A(1)	76,500	5,606,685
LEISURE EQUIPMENT & PRODUCTS — 0.5%
Polaris Industries, Inc.	22,500	1,755,450
LIFE SCIENCES TOOLS & SERVICES — 2.4%
Agilent Technologies, Inc.(1)	48,500	2,009,355
Illumina, Inc.(1)	70,200	4,446,468
Life Technologies Corp.(1)	40,700	2,258,850
		8,714,673
MACHINERY — 4.5%
AGCO Corp.(1)	100,100	5,071,066
ArvinMeritor, Inc.(1)	115,000	2,359,800
Cummins, Inc.	68,700	7,557,687
Joy Global, Inc.	11,400	988,950
		15,977,503
MEDIA — 1.2%
Imax Corp.(1)	147,700	4,142,985
MULTILINE RETAIL — 1.4%
Dollar Tree, Inc.(1)	87,750	4,921,020
OIL, GAS & CONSUMABLE FUELS — 2.6%
Concho Resources, Inc.(1)	59,600	5,225,132
Pioneer Natural Resources Co.	47,600	4,132,632
		9,357,764
PHARMACEUTICALS — 1.3%
Salix Pharmaceuticals Ltd.(1)	44,200	2,075,632
Shire plc ADR	34,200	2,475,396
		4,551,028
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.8%
CB Richard Ellis Group, Inc., Class A(1)	228,900	$4,687,872
Jones Lang LaSalle, Inc.	20,000	1,678,400
		6,366,272
ROAD & RAIL — 1.4%
J.B. Hunt Transport Services, Inc.	60,300	2,460,843
Kansas City Southern(1)	55,200	2,641,872
		5,102,715
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.8%
ARM Holdings plc	258,900	1,708,655
Cavium Networks, Inc.(1)	99,500	3,749,160
Skyworks Solutions, Inc.(1)	35,500	1,016,365
TriQuint Semiconductor, Inc.(1)	149,900	1,752,331
Veeco Instruments, Inc.(1)	38,600	1,658,256
		9,884,767
SOFTWARE — 4.5%
Citrix Systems, Inc.(1)	56,836	3,888,151
Intuit, Inc.(1)	68,200	3,362,260
Rovi Corp.(1)	51,200	3,174,912
salesforce.com, inc.(1)	43,500	5,742,000
		16,167,323
SPECIALTY RETAIL — 5.4%
O’Reilly Automotive, Inc.(1)	145,700	8,803,194
PetSmart, Inc.	112,800	4,491,696
Williams-Sonoma, Inc.	169,300	6,042,317
		19,337,207
TEXTILES, APPAREL & LUXURY GOODS — 1.8%
Fossil, Inc.(1)	44,400	3,129,312
Lululemon Athletica, Inc.(1)	49,400	3,379,948
		6,509,260
TRADING COMPANIES & DISTRIBUTORS — 2.3%
Fastenal Co.	101,700	6,092,847
MSC Industrial Direct Co., Class A	34,870	2,255,740
		8,348,587
WIRELESS TELECOMMUNICATION SERVICES — 3.4%
NII Holdings, Inc.(1)	104,000	4,644,640
SBA Communications Corp., Class A(1)	180,874	7,404,981
		12,049,621
TOTAL COMMON STOCKS (Cost $240,942,104)		351,907,458

9

Shares	Value
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	31,050	$31,050
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $4,285,271), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $4,200,042)		4,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,231,050)		4,231,050
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $245,173,154)		356,138,508
OTHER ASSETS AND LIABILITIES — 0.2%		595,874
TOTAL NET ASSETS — 100.0%		$356,734,382

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
834,953	GBP for USD	Bank of America	1/31/11	$1,301,549	$(16,620)

(Value on Settlement Date $1,284,929)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $245,173,154)	$356,138,508
Receivable for investments sold	1,411,798
Receivable for capital shares sold	329,950
Dividends and interest receivable	68,211
357,948,467

Liabilities
Payable for investments purchased	872,739
Payable for capital shares redeemed	19,667
Unrealized loss on forward foreign currency exchange contracts	16,620
Accrued management fees	305,059
1,214,085

Net Assets	$356,734,382

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	25,221,087

Net Asset Value Per Share	$14.14

Net Assets Consist of:
Capital (par value and paid-in surplus)	$261,684,330
Undistributed net investment income	16,620
Accumulated net realized loss	(15,915,187)
Net unrealized appreciation	110,948,619
$356,734,382

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $19,888)	$1,954,354
Interest	5,573
1,959,927

Expenses:
Management fees	2,949,376
Directors’ fees and expenses	8,709
Other expenses	20,730
2,978,815

Net investment income (loss)	(1,018,888)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,610,830
Foreign currency transactions	(116,707)
36,494,123

Change in net unrealized appreciation (depreciation) on:
Investments	47,976,311
Translation of assets and liabilities in foreign currencies	(34,436)
47,941,875

Net realized and unrealized gain (loss)	84,435,998

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,417,110

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$(1,018,888)	$(738,820)
Net realized gain (loss)	36,494,123	(4,494,313)
Change in net unrealized appreciation (depreciation)	47,941,875	92,591,931
Net increase (decrease) in net assets resulting from operations	83,417,110	87,358,798

Distributions to Shareholders
From net investment income	—	(2,405,402)

Capital Share Transactions
Proceeds from shares sold	63,386,766	40,008,831
Proceeds from reinvestment of distributions	—	2,405,402
Payments for shares redeemed	(55,373,706)	(131,744,156)
Net increase (decrease) in net assets from capital share transactions	8,013,060	(89,329,923)

Net increase (decrease) in net assets	91,430,170	(4,376,527)

Net Assets
Beginning of period	265,304,212	269,680,739
End of period	$356,734,382	$265,304,212

Accumulated undistributed net investment income (loss)	$16,620	$(16,650)

Transactions in Shares of the Fund
Sold	5,207,439	4,493,708
Issued in reinvestment of distributions	—	348,104
Redeemed	(4,615,642)	(14,160,496)
Net increase (decrease) in shares of the fund	591,797	(9,318,684)

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing in equity securities of medium-sized and smaller companies that management believes will increase in value over time.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(15,452,236), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00%. The effective annual management fee for the year ended December 31, 2010 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $340,775,815 and $337,476,639, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$245,636,105
Gross tax appreciation of investments	$111,070,477
Gross tax depreciation of investments	(568,074)
Net tax appreciation (depreciation) of investments	$110,502,403

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$321,115,905	—	—
Foreign Common Stocks	28,252,845	$2,538,708	—
Temporary Cash Investments	31,050	4,200,000	—
Total Value of Investment Securities	$349,399,800	$6,738,708	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(16,620)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

17

The value of foreign currency risk derivative instruments as of December 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $16,620 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(118,743) in net realized gain (loss) on foreign currency transactions and $(33,270) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

18

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010		2009		2008		2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.77		$7.94		$15.98		$10.96	$9.35
Income From Investment Operations
Net Investment Income (Loss)	(0.04	)(1)	(0.02	)(1)	(0.05	)(1)	(0.07)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.41		2.92		(6.96)		5.09	1.65
Total From Investment Operations	3.37		2.90		(7.01)		5.02	1.61
Distributions
From Net Investment Income	—		(0.07)		—		—	—
From Net Realized Gains	—		—		(1.03)		—	—
Total Distributions	—		(0.07)		(1.03)		—	—
Net Asset Value, End of Period	$14.14		$10.77		$7.94		$15.98	$10.96

Total Return(2)	31.29%		37.07%		(46.18)%		45.80%	17.22%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%		1.00%		1.00%		1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%		(0.27)%		(0.39)%		(0.54)%	(0.37)%
Portfolio Turnover Rate	117%		153%		166%		138%	218%
Net Assets, End of Period (in thousands)	$356,734		$265,304		$269,681		$599,631	$339,885

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Capital Appreciation Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

20

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	244,727,702
	Against:	14,630,560
	Abstain:	21,909,855
	Broker Non-Vote:	0

21

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

22

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

23

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70479   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Income & Growth Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	4
Top Ten Holdings	6
Top Five Industries	6
Types of Investments in Portfolio	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception		Inception Date
Class I	AVGIX	14.15%	0.63%	1.55%	4.03%		10/30/97
S&P 500 Index	—	15.06%	2.29%	1.41%	4.26%	(1)	—
Class II	AVPGX	13.86%	0.36%	—	2.90%		5/1/02
Class III	AIGTX	14.15%	0.63%	—	4.42%		6/26/02

(1)	Since October 31, 1997, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

In December 2010, VP Income & Growth portfolio manager Kurt Borgwardt retired after 20 years with American Century Investments. At the same time, portfolio manager Zili Zhang left American Century Investments to pursue other opportunities. With their departures, Brian Garbe and Claudia Musat, experienced investment professionals who also manage other American Century equity funds, became portfolio managers for VP Income & Growth.

Performance Summary

VP Income & Growth returned 14.15%* in 2010, compared with the 15.06% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s double-digit gain for the year reflected the solid rally in the broad U.S. equity market. Despite its robust absolute return, however, the fund modestly trailed the return of the S&P 500. The fund’s tilt toward value was the main contributing factor to the underperformance versus the index as growth-oriented stocks outpaced value issues during the year.

Materials and Energy Outperformed

Our investment approach for VP Income & Growth emphasizes individual stock selection over sector allocation. In 2010, stock selection was most successful in the economically sensitive materials and energy sectors of the portfolio. The bulk of the outperformance in the materials sector was driven by stock choices among metals and mining companies and chemicals producers. The top contributors in this sector included metals producer Freeport-McMoRan Copper & Gold and chemicals giant E.I. du Pont de Nemours. Freeport-McMoRan reported very strong earnings thanks to a sharp rise in commodity prices during the year, while du Pont benefited from a substantial increase in demand from emerging markets and expansion of the company’s solar and seed businesses.

In the energy sector, stock picks among oil producers were primarily responsible for the outperformance. Oil and gas exploration and production company Murphy Oil was the best contributor in the energy sector. The company’s growth has been fueled by exploration projects in Africa and Asia combined with a domestic retail gasoline partnership with Wal-Mart.

Other important contributors to performance for the year included auto parts maker TRW Automotive and food producer Del Monte Foods. TRW consistently exceeded earnings expectations amid a continued recovery in the auto industry, while Del Monte agreed to be acquired by a consortium of private equity firms at a notable premium.

Industrials Were Mixed

The fund’s holdings in the industrials sector detracted overall from performance, but several of VP Income & Growth’s best and worst performance contributors in 2010 came from this sector. On the positive side, industrial producer Timken and electrical equipment manufacturer Eaton were among the better performers in the portfolio. Timken reported healthy profit growth as demand improved in many of its end markets, while Eaton benefited from strong global demand, particularly in developing economies.

*All fund returns referenced in this commentary are for Class I shares.

4

In contrast, two of the most significant individual detractors were truck manufacturer Oshkosh and printing company R.R. Donnelley & Sons. Oshkosh reported strong earnings thanks to its defense business, but expectations of weaker defense spending going forward held the stock in check. R.R. Donnelley struggled with a weak advertising market and an extremely competitive environment.

Technology and Consumer Stocks Underperformed

The fund’s holdings in the information technology and consumer discretionary sectors underperformed their counterparts in the S&P 500. Virtually all of the underperformance in the information technology sector—the largest sector weighting in the portfolio—resulted from stock selection among computer hardware producers. The most significant detractors were disk-drive makers Western Digital and Seagate Technology, both of which struggled with declining prices amid a glut of supply and weaker demand.

Diversified technology firm Hewlett-Packard, which makes a variety of computer-oriented products, was another notable detractor. The stock slid following the controversial resignation of H-P’s chief executive officer in August. An underweight position compared to the index in consumer electronics maker Apple also weighed on results as the successful introduction of the iPad tablet computer and an upgraded version of the iPhone provided a strong boost to the company’s sales and earnings.

In the consumer discretionary sector, media companies and household durable goods producers detracted the most from relative results. Electronics retailer Best Buy tumbled late in the year as sales of televisions and other consumer electronics proved disappointing, while apparel maker Jones Apparel Group reported lower-than-expected earnings and reduced full-year revenue guidance amid slowing demand and higher costs.

A Look Ahead

The stock market’s fluctuations in 2010 were driven more by the broad economic environment than by the fundamental prospects of individual stocks. This general view of the market as an asset class rather than a collection of individual companies can provide opportunities for active investment managers like us to take advantage of mispriced individual stocks. Over time, we expect the economic anxieties reflected in recent market movements to subside, allowing the unique characteristics of each stock to have the biggest impact on their performance.

The quantitative investment process used to manage VP Income & Growth is structured to be objective, disciplined, and systematic. This framework helps us eliminate biases, avoid decisions driven by emotion and short-term fads, and produce repeatable results. Our unique process, built upon proprietary models and methodologies, is designed to outperform over the long term.

5

Top Ten Holdings
% of net assets as of 12/31/10
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.5%
JPMorgan Chase & Co.	2.3%
Chevron Corp.	2.3%
International Business Machines Corp.	2.2%
Johnson & Johnson	2.1%
AT&T, Inc.	2.1%
Intel Corp.	1.9%
Procter & Gamble Co. (The)	1.9%
Apple, Inc.	1.8%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	5.9%
Computers & Peripherals	5.9%
Insurance	5.8%
Diversified Telecommunication Services	4.1%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	93.6%
Foreign Common Stocks*	6.1%
Total Common Stocks	99.7%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,219.20	$3.92	0.70%
Class II	$1,000	$1,217.60	$5.31	0.95%
Class III	$1,000	$1,219.20	$3.92	0.70%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
Class III	$1,000	$1,021.68	$3.57	0.70%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2010

Shares	Value
Common Stocks — 99.7%
AEROSPACE & DEFENSE — 1.8%
Boeing Co. (The)	1,952	$127,388
General Dynamics Corp.	15,575	1,105,202
Honeywell International, Inc.	13,168	700,011
Lockheed Martin Corp.	423	29,572
Northrop Grumman Corp.	32,951	2,134,566
Raytheon Co.	11,469	531,473
		4,628,212
AIR FREIGHT & LOGISTICS — 1.4%
FedEx Corp.	42	3,906
United Parcel Service, Inc., Class B	51,556	3,741,935
		3,745,841
AUTO COMPONENTS — 0.9%
Magna International, Inc.	5,023	261,196
TRW Automotive Holdings Corp.(1)	39,424	2,077,645
		2,338,841
AUTOMOBILES — 1.0%
Ford Motor Co.(1)	151,587	2,545,146
BEVERAGES — 1.6%
Coca-Cola Co. (The)	26,155	1,720,214
Coca-Cola Enterprises, Inc.	20,381	510,137
Dr Pepper Snapple Group, Inc.	51,713	1,818,229
PepsiCo, Inc.	2,394	156,400
		4,204,980
BIOTECHNOLOGY — 2.3%
Amgen, Inc.(1)	51,139	2,807,531
Biogen Idec, Inc.(1)	22,878	1,533,970
Cephalon, Inc.(1)	21,409	1,321,363
Cubist Pharmaceuticals, Inc.(1)	18,294	391,492
		6,054,356
CAPITAL MARKETS — 2.2%
Ameriprise Financial, Inc.	3,968	228,358
Bank of New York Mellon Corp. (The)	60,340	1,822,268
Goldman Sachs Group, Inc. (The)	10,354	1,741,129
Legg Mason, Inc.	51,790	1,878,423
		5,670,178
CHEMICALS — 1.7%
E.I. du Pont de Nemours & Co.	62,734	3,129,172
Minerals Technologies, Inc.	4,186	273,806
OM Group, Inc.(1)	21,436	825,501
PPG Industries, Inc.	1,703	143,171
		4,371,650
COMMERCIAL BANKS — 2.9%
CapitalSource, Inc.	55,684	$395,356
Fifth Third Bancorp.	29,673	435,600
First Horizon National Corp.(1)	2	19
SunTrust Banks, Inc.	2,385	70,381
Toronto-Dominion Bank (The)	10,021	744,661
U.S. Bancorp.	81,169	2,189,128
Wells Fargo & Co.	120,845	3,744,987
		7,580,132
COMMERCIAL SERVICES & SUPPLIES — 0.3%
R.R. Donnelley & Sons Co.	26,503	463,007
Republic Services, Inc.	9,481	283,103
		746,110
COMMUNICATIONS EQUIPMENT — 0.4%
Arris Group, Inc.(1)	19,646	220,428
Cisco Systems, Inc.(1)	34,900	706,027
Motorola, Inc.(1)	15,469	140,304
		1,066,759
COMPUTERS & PERIPHERALS — 5.9%
Apple, Inc.(1)	14,779	4,767,114
EMC Corp.(1)	36,122	827,194
Hewlett-Packard Co.	86,583	3,645,144
Lexmark International, Inc., Class A(1)	12,595	438,558
SanDisk Corp.(1)	28,087	1,400,418
Seagate Technology plc(1)	128,408	1,929,972
Western Digital Corp.(1)	64,046	2,171,160
		15,179,560
CONSTRUCTION & ENGINEERING — 0.3%
EMCOR Group, Inc.(1)	23,187	671,959
CONSUMER FINANCE — 0.5%
American Express Co.	25,662	1,101,413
Cash America International, Inc.	2,064	76,224
		1,177,637
CONTAINERS & PACKAGING(2)
Graphic Packaging Holding Co.(1)	21,212	82,515
DIVERSIFIED CONSUMER SERVICES — 0.7%
Apollo Group, Inc., Class A(1)	899	35,501
H&R Block, Inc.	63,066	751,116
ITT Educational Services, Inc.(1)	14,327	912,487
		1,699,104
DIVERSIFIED FINANCIAL SERVICES — 3.7%
Bank of America Corp.	150,829	2,012,059
Citigroup, Inc.(1)	299,653	1,417,358

8

Shares	Value
JPMorgan Chase & Co.	140,219	$5,948,090
NASDAQ OMX Group, Inc. (The)(1)	8,845	209,715
		9,587,222
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.1%
AT&T, Inc.	187,314	5,503,285
CenturyLink, Inc.	13,590	627,450
Qwest Communications International, Inc.	78,825	599,858
Verizon Communications, Inc.	112,198	4,014,445
		10,745,038
ELECTRIC UTILITIES — 1.3%
Entergy Corp.	12,070	854,918
Exelon Corp.	19,789	824,014
FirstEnergy Corp.	13,222	489,478
NextEra Energy, Inc.	22,138	1,150,955
		3,319,365
ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co.	15,820	904,429
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Celestica, Inc.(1)	45,618	442,494
Tyco Electronics Ltd.	51,102	1,809,011
Vishay Intertechnology, Inc.(1)	3,329	48,870
		2,300,375
ENERGY EQUIPMENT & SERVICES — 1.5%
Complete Production Services, Inc.(1)	23,912	706,600
National Oilwell Varco, Inc.	17,955	1,207,474
Schlumberger Ltd.	10,123	845,270
SEACOR Holdings, Inc.	534	53,982
Transocean Ltd.(1)	16,358	1,137,044
		3,950,370
FOOD & STAPLES RETAILING — 1.3%
SUPERVALU, INC.	6,033	58,098
Walgreen Co.	32,748	1,275,862
Wal-Mart Stores, Inc.	37,628	2,029,278
		3,363,238
FOOD PRODUCTS — 2.7%
Corn Products International, Inc.	38,199	1,757,154
Del Monte Foods Co.	89,781	1,687,882
Dole Food Co., Inc.(1)	14,194	191,761
General Mills, Inc.	18,527	659,376
Hershey Co. (The)	10,372	489,040
Tyson Foods, Inc., Class A	124,750	2,148,195
		6,933,408
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Becton, Dickinson & Co.	31,334	$2,648,350
Hill-Rom Holdings, Inc.	2,441	96,102
		2,744,452
HEALTH CARE PROVIDERS & SERVICES — 2.8%
Cardinal Health, Inc.	37,855	1,450,225
Health Net, Inc.(1)	983	26,826
Humana, Inc.(1)	41,834	2,289,993
Magellan Health Services, Inc.(1)	17,482	826,549
UnitedHealth Group, Inc.	72,886	2,631,914
		7,225,507
HOTELS, RESTAURANTS & LEISURE — 1.8%
McDonald’s Corp.	33,811	2,595,333
Starbucks Corp.	58,402	1,876,456
Wyndham Worldwide Corp.	7,224	216,431
		4,688,220
HOUSEHOLD DURABLES — 0.2%
American Greetings Corp., Class A	17,128	379,556
Blyth, Inc.	183	6,310
Garmin Ltd.	3,072	95,201
Whirlpool Corp.	1,877	166,734
		647,801
HOUSEHOLD PRODUCTS — 2.9%
Kimberly-Clark Corp.	41,110	2,591,574
Procter & Gamble Co. (The)	76,472	4,919,444
		7,511,018
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS(2)
NRG Energy, Inc.(1)	5,127	100,182
INDUSTRIAL CONGLOMERATES — 1.6%
3M Co.	14,299	1,234,004
General Electric Co.	165,539	3,027,708
		4,261,712
INSURANCE — 5.8%
ACE Ltd.	39,856	2,481,036
Allied World Assurance Co. Holdings Ltd.	10,233	608,250
American Financial Group, Inc.	64,798	2,092,327
Aspen Insurance Holdings Ltd.	51,161	1,464,228
Berkshire Hathaway, Inc., Class B(1)	10,567	846,522
Endurance Specialty Holdings Ltd.	676	31,143
Loews Corp.	55,933	2,176,353
Principal Financial Group, Inc.	63,592	2,070,556
Prudential Financial, Inc.	39,999	2,348,341
Sun Life Financial, Inc.	27,500	827,750
		14,946,506

9

Shares	Value
INTERNET SOFTWARE & SERVICES — 1.6%
AOL, Inc.(1)	49,964	$1,184,646
EarthLink, Inc.	40,013	344,112
eBay, Inc.(1)	1,085	30,195
Google, Inc., Class A(1)	4,047	2,403,797
IAC/InterActiveCorp(1)	2,574	73,874
		4,036,624
IT SERVICES — 3.9%
Accenture plc, Class A	48,681	2,360,542
Acxiom Corp.(1)	3,844	65,924
Computer Sciences Corp.	26,390	1,308,944
Convergys Corp.(1)	48,187	634,623
International Business Machines Corp.	39,714	5,828,427
		10,198,460
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Polaris Industries, Inc.	3,644	284,305
MACHINERY — 3.1%
Briggs & Stratton Corp.	9,688	190,757
Caterpillar, Inc.	21,150	1,980,909
Eaton Corp.	20,437	2,074,560
Parker-Hannifin Corp.	27,391	2,363,843
Timken Co.	28,623	1,366,176
		7,976,245
MEDIA — 2.2%
Comcast Corp., Class A	108,495	2,383,635
Gannett Co., Inc.	8,042	121,354
Scholastic Corp.	8,948	264,324
Time Warner, Inc.	91,563	2,945,582
		5,714,895
METALS & MINING — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	24,892	2,989,280
Newmont Mining Corp.	30,867	1,896,160
		4,885,440
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	20,122	763,429
Macy’s, Inc.	2,698	68,259
Target Corp.	5,884	353,805
		1,185,493
MULTI-UTILITIES — 1.3%
Ameren Corp.	3,076	86,712
DTE Energy Co.	24,734	1,120,945
Integrys Energy Group, Inc.	44,768	2,171,696
		3,379,353
OIL, GAS & CONSUMABLE FUELS — 8.9%
Chevron Corp.	64,661	5,900,316
ConocoPhillips	58,901	4,011,158
Exxon Mobil Corp.	96,395	7,048,402
Hess Corp.	9,642	$737,999
Murphy Oil Corp.	26,665	1,987,876
Occidental Petroleum Corp.	35,565	3,488,927
		23,174,678
PAPER & FOREST PRODUCTS — 0.8%
Domtar Corp.	22,025	1,672,138
International Paper Co.	19,718	537,118
		2,209,256
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	5,332	430,292
PHARMACEUTICALS — 5.9%
Abbott Laboratories	22,715	1,088,275
Bristol-Myers Squibb Co.	101,562	2,689,362
Eli Lilly & Co.	72,100	2,526,384
Forest Laboratories, Inc.(1)	16,889	540,110
Johnson & Johnson	90,041	5,569,036
Merck & Co., Inc.	7,872	283,707
Pfizer, Inc.	142,874	2,501,724
		15,198,598
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Public Storage	4,802	487,019
Simon Property Group, Inc.	8,274	823,180
		1,310,199
ROAD & RAIL — 0.6%
CSX Corp.	22,654	1,463,675
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.4%
Intel Corp.	233,991	4,920,831
LSI Corp.(1)	173,766	1,040,858
Micron Technology, Inc.(1)	132,700	1,064,254
Teradyne, Inc.(1)	55,655	781,396
Texas Instruments, Inc.	32,439	1,054,268
		8,861,607
SOFTWARE — 4.1%
Intuit, Inc.(1)	34,848	1,718,006
Microsoft Corp.	231,244	6,456,333
Oracle Corp.	73,469	2,299,580
Synopsys, Inc.(1)	6,788	182,665
		10,656,584
SPECIALTY RETAIL — 3.6%
Best Buy Co., Inc.	50,602	1,735,143
Gap, Inc. (The)	110,840	2,453,998
Home Depot, Inc. (The)	18,987	665,684
Lowe’s Cos., Inc.	51,639	1,295,106
Rent-A-Center, Inc.	34,091	1,100,457
Williams-Sonoma, Inc.	60,018	2,142,042
		9,392,430

10

Shares	Value
TOBACCO — 1.2%
Philip Morris International, Inc.	13,458	$787,697
Reynolds American, Inc.	73,395	2,394,145
		3,181,842
TOTAL COMMON STOCKS (Cost $205,922,247)		258,531,799
Temporary Cash Investments — 0.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	92,721	92,721
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $204,061), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $200,002)		200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $292,721)		292,721
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $206,214,968)		258,824,520
OTHER ASSETS AND LIABILITIES — 0.2%		449,110
TOTAL NET ASSETS — 100.0%		$259,273,630

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $206,214,968)	$258,824,520
Receivable for investments sold	16,476,036
Receivable for capital shares sold	38,207
Dividends and interest receivable	214,542
275,553,305

Liabilities
Disbursements in excess of demand deposit cash	146
Payable for investments purchased	15,827,154
Payable for capital shares redeemed	296,027
Accrued management fees	153,287
Distribution fees payable	3,061
16,279,675

Net Assets	$259,273,630

Net Assets Consist of:
Capital (par value and paid-in surplus)	$291,862,182
Accumulated net realized loss	(85,198,104)
Net unrealized appreciation	52,609,552
$259,273,630

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$240,242,649	39,735,934	$6.05
Class II, $0.01 Par Value	$14,479,826	2,393,909	$6.05
Class III, $0.01 Par Value	$4,551,155	752,576	$6.05

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,318)	$5,499,487
Interest	738
5,500,225

Expenses:
Management fees	1,757,360
Distribution fees — Class II	35,826
Directors’ fees and expenses	8,021
Other expenses	24,247
1,825,454

Net investment income (loss)	3,674,771

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,648,342
Futures contract transactions	54,002
10,702,344

Change in net unrealized appreciation (depreciation) on investments	18,686,679

Net realized and unrealized gain (loss)	29,389,023

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,063,794

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$3,674,771	$4,778,867
Net realized gain (loss)	10,702,344	(42,920,403)
Change in net unrealized appreciation (depreciation)	18,686,679	77,540,078
Net increase (decrease) in net assets resulting from operations	33,063,794	39,398,542

Distributions to Shareholders
From net investment income:
Class I	(3,519,982)	(11,010,568)
Class II	(180,269)	(576,303)
Class III	(53,635)	(134,815)
Decrease in net assets from distributions	(3,753,886)	(11,721,686)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(31,407,529)	(28,726,221)

Redemption Fees
Increase in net assets from redemption fees	262	567

Net increase (decrease) in net assets	(2,097,359)	(1,048,798)

Net Assets
Beginning of period	261,370,989	262,419,787
End of period	$259,273,630	$261,370,989

Undistributed net investment income	—	$60,012

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(77,920,551), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(25,301,310) and $(52,619,241) expire in 2016 and 2017, respectively.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2010 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $135,644,054 and $165,913,393, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$213,492,521
Gross tax appreciation of investments	$49,766,582
Gross tax depreciation of investments	(4,434,583)
Net tax appreciation (depreciation) of investments	$45,331,999

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,369,608	$13,023,759	2,662,082	$12,250,101
Issued in reinvestment of distributions	624,023	3,519,982	2,752,869	11,010,568
Redeemed	(8,516,827)	(46,922,469)	(10,966,102)	(50,738,660)
	(5,523,196)	(30,378,728)	(5,551,151)	(27,477,991)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	308,348	1,685,760	375,445	1,760,514
Issued in reinvestment of distributions	31,970	180,269	144,662	576,303
Redeemed	(643,295)	(3,558,530)	(786,135)	(3,611,604)
	(302,977)	(1,692,501)	(266,028)	(1,274,787)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	348,428	2,007,571	155,550	773,484
Issued in reinvestment of distributions	9,457	53,635	33,500	134,815
Redeemed	(246,989)	(1,397,506)	(196,583)	(881,742)
	110,896	663,700	(7,533)	26,557
Net increase (decrease)	(5,715,277)	$(31,407,529)	(5,824,712)	$(28,726,221)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$242,667,133	—	—
Foreign Common Stocks	15,864,666	—	—
Temporary Cash Investments	92,721	$200,000	—
Total Value of Investment Securities	$258,624,520	$200,000	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $54,002 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

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Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.38	$4.82	$8.46	$8.63	$7.51
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.09	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	0.67	0.70	(2.77)	(0.13)	1.12
Total From Investment Operations	0.75	0.79	(2.65)	(0.01)	1.26
Distributions
From Net Investment Income	(0.08)	(0.23)	(0.14)	(0.16)	(0.14)
From Net Realized Gains	—	—	(0.85)	—	—
Total Distributions	(0.08)	(0.23)	(0.99)	(0.16)	(0.14)
Net Asset Value, End of Period	$6.05	$5.38	$4.82	$8.46	$8.63

Total Return(2)	14.15%	18.10%	(34.59)%	(0.07)%	17.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.71%	0.70%	0.70%	0.71%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	1.98%	1.86%	1.39%	1.75%
Portfolio Turnover Rate	55%	46%	57%	54%	63%
Net Assets, End of Period (in thousands)	$240,243	$243,409	$245,028	$481,304	$615,658

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.38	$4.81	$8.44	$8.62	$7.50
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.08	0.10	0.10	0.12
Net Realized and Unrealized Gain (Loss)	0.67	0.70	(2.76)	(0.14)	1.12
Total From Investment Operations	0.74	0.78	(2.66)	(0.04)	1.24
Distributions
From Net Investment Income	(0.07)	(0.21)	(0.12)	(0.14)	(0.12)
From Net Realized Gains	—	—	(0.85)	—	—
Total Distributions	(0.07)	(0.21)	(0.97)	(0.14)	(0.12)
Net Asset Value, End of Period	$6.05	$5.38	$4.81	$8.44	$8.62

Total Return(2)	13.86%	17.77%	(34.73)%	(0.43)%	16.81%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.96%	0.95%	0.95%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.23%	1.73%	1.61%	1.14%	1.50%
Portfolio Turnover Rate	55%	46%	57%	54%	63%
Net Assets, End of Period (in thousands)	$14,480	$14,511	$14,261	$25,158	$27,778

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.38	$4.82	$8.46	$8.63	$7.51
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.09	0.12	0.12	0.13
Net Realized and Unrealized Gain (Loss)	0.67	0.70	(2.77)	(0.13)	1.13
Total From Investment Operations	0.75	0.79	(2.65)	(0.01)	1.26
Distributions
From Net Investment Income	(0.08)	(0.23)	(0.14)	(0.16)	(0.14)
From Net Realized Gains	—	—	(0.85)	—	—
Total Distributions	(0.08)	(0.23)	(0.99)	(0.16)	(0.14)
Net Asset Value, End of Period	$6.05	$5.38	$4.82	$8.46	$8.63

Total Return(2)	14.15%	18.10%	(34.59)%	(0.07)%	17.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.71%	0.70%	0.70%	0.71%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48%	1.98%	1.86%	1.39%	1.75%
Portfolio Turnover Rate	55%	46%	57%	54%	63%
Net Assets, End of Period (in thousands)	$4,551	$3,451	$3,131	$7,222	$9,838

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Income & Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Income & Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I, Class II, and Class III	For:	204,378,640
	Against:	10,157,345
	Abstain:	15,115,205
	Broker Non-Vote:	0

24

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

25

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

26

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $3,753,886, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70476   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP International Fund

Market Perspective	2
International Equity Total Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	25

Other Information

Proxy Voting Results	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply to recover their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Among the developed markets, Europe showed the smallest one-year gains, primarily due to ongoing debt woes in Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended December 31, 2010 (in U.S. dollars)
MSCI EAFE Index	7.75%	MSCI Europe Index	3.88%
MSCI EAFE Growth Index	12.25%	MSCI World Index	11.76%
MSCI EAFE Value Index	3.25%	MSCI Japan Index	15.44%
MSCI Emerging Markets (Gross) Index	19.20%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	13.29%	4.30%	1.21%	6.00%	5/1/94
MSCI EAFE Index	—	7.75%	2.46%	3.50%	4.88%(1)	—
MSCI EAFE Growth Index	—	12.25%	3.46%	2.69%	3.63%(1)	—
Class II	ANVPX	13.14%	4.15%	—	4.03%	8/15/01
Class III	AIVPX	13.29%	4.30%	—	5.74%	5/2/02
Class IV	AVPLX	13.14%	4.14%	—	7.03%	5/3/04

(1)	Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.38%	1.53%	1.38%	1.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The VP International portfolio returned 13.29%* for the 12 months ended December 31, 2010, compared with its benchmark, the MSCI EAFE Index, which returned 7.75%.

After several eurozone nations came close to defaulting on their sovereign debt during the first half of the reporting period, international stocks generally rebounded to finish the year with gains. In many markets, improving business conditions and confidence and solid corporate earnings reports helped propel stocks. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks.

Overall, robust stock selection, particularly in the energy, consumer discretionary, and financials sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight in financials and an overweight in consumer discretionary stocks, also had an overall positive influence on the portfolio’s relative performance.

European Nations Were Top Contributors

From a regional perspective, the portfolio’s holdings in Europe contributed the most to relative performance, due to favorable stock selection in the United Kingdom, Italy, and France. Our overweight position in United Kingdom-based ARM Holdings, which develops and licenses semiconductor chip technology, was among the top contributors to portfolio performance. The company’s stock surged on soaring revenues and margins stemming from licensing deals with smartphone makers, including Apple. It also announced a new licensing deal with software giant Microsoft and benefited from mergers-and-acquisitions activity in the wireless semiconductor chip space.

Our portfolio-only position in the emerging market of Taiwan also led to favorable results, due to our position in cellular handset maker HTC, the portfolio’s top-performing stock. The company posted considerable market share gains on growing demand for its smartphones that run on Google’s popular Android operating system.

At the opposite end of the spectrum, results from the Netherlands, Hong Kong, and Singapore detracted from relative performance, primarily due to weak stock selection.

Consumer Discretionary, Financials Led Sector Results

The portfolio’s consumer discretionary stocks led all sectors on a relative basis, primarily due to strong stock selection in the auto industry and an overweight in the hotels, restaurants, and leisure segment. In particular, our portfolio-only position in Hyundai Motor Co. continued to deliver strong results, landing the South Korean automaker among the portfolio’s top contributors for the 12-month period. With its line of affordable cars, Hyundai continued to gain market share in the U.S. and other key markets, despite a difficult economic climate for automakers.

*All fund returns referenced in this commentary are for Class I shares.

5

In general, the financials sector continued to struggle, primarily due to the debt problems plaguing several countries in Europe. But, late in the period, European regulators announced that all but seven of 91 of the continent’s largest banks passed the stress test administered to analyze the financial soundness of the beleaguered banking industry, which helped spark a recovery in the sector. Our stock selection in the commercial banking and insurance industries drove the sector’s outperformance.

Consumer Staples, Materials Sectors Lagged

From a sector perspective, only consumer staples and materials detracted from the portfolio’s relative performance. The consumer staples sector represented the portfolio’s largest detractor to relative performance, due to weak stock selection and an overweight allocation. In particular, our overweight position in Netherlands-based Unilever N.V., a consumer goods company, drove down results.

In the materials sector, stock selection dragged down performance. In the metals and mining industry, our overweight position in U.K.-based Lonmin was among the portfolio’s largest performance detractors. The company, which operates South African mines specializing in platinum and palladium production, faced a spring slump in both metals’ prices while contending with a lengthy delay in the restart of its largest smelter, which broke down in late March. In the sector’s construction materials segment, German cement producer HeidelbergCement also was among the portfolio’s largest performance detractors. In addition to suffering from plunging operating income in 2009, the company faced waning demand in the U.S. and Europe throughout much of 2010.

Outlook

Global economic activity is improving, but sovereign debt concerns in Europe, combined with the potential for rising inflation throughout the world, remain headwinds. The varied government responses may lead to divergent economic performance in the months ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

6

Top Ten Holdings
% of net assets as of 12/31/10
BHP Billiton Ltd.	2.6%
Saipem SpA	2.1%
BG Group plc	2.0%
Xstrata plc	1.7%
Nestle SA	1.6%
HSBC Holdings plc (Hong Kong)	1.5%
Novartis AG	1.5%
Siemens AG	1.4%
Vodafone Group plc	1.4%
Royal Dutch Shell plc(1)	1.4%
(1)Includes shares traded on all exchanges.

Types of Investments in Portfolio
% of net assets as of 12/31/10
Foreign Common Stocks	99.1%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.5%

Investments by Country
% of net assets as of 12/31/10
United Kingdom	17.7%
Japan	11.9%
Switzerland	10.7%
France	9.3%
Germany	8.5%
Sweden	5.3%
Australia	3.5%
Netherlands	3.0%
People’s Republic of China	2.6%
Hong Kong	2.6%
Italy	2.1%
Other Countries	21.9%
Cash and Equivalents(2)	0.9%
(2)Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,268.10	$8.00	1.40%
Class II	$1,000	$1,268.50	$8.86	1.55%
Class III	$1,000	$1,268.10	$8.00	1.40%
Class IV	$1,000	$1,266.70	$8.86	1.55%
Hypothetical
Class I	$1,000	$1,018.15	$7.12	1.40%
Class II	$1,000	$1,017.39	$7.88	1.55%
Class III	$1,000	$1,018.15	$7.12	1.40%
Class IV	$1,000	$1,017.39	$7.88	1.55%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 99.1%
AUSTRALIA — 3.5%
BHP Billiton Ltd.	180,609	$8,358,892
Wesfarmers Ltd.	90,945	2,976,593
		11,335,485
AUSTRIA — 0.4%
Erste Group Bank AG	30,210	1,419,713
BELGIUM — 1.5%
Anheuser-Busch InBev NV	41,689	2,384,346
Telenet Group Holding NV(1)	1,159	45,658
Umicore	45,420	2,362,239
		4,792,243
BERMUDA — 0.8%
Seadrill Ltd.	55,370	1,872,999
Signet Jewelers Ltd.(1)	14,320	621,488
		2,494,487
BRAZIL — 1.6%
Banco Santander Brasil SA ADR	148,550	2,020,280
Vale SA Preference Shares	109,100	3,188,000
		5,208,280
CANADA — 0.8%
Canadian National Railway Co.	37,660	2,513,065
DENMARK — 1.7%
Carlsberg A/S B Shares	11,140	1,114,849
Novo Nordisk A/S B Shares	31,954	3,596,580
Pandora A/S(1)	13,720	826,725
		5,538,154
FINLAND — 1.1%
Fortum Oyj	119,500	3,625,355
FRANCE — 9.3%
Accor SA	55,359	2,463,409
Air Liquide SA	27,812	3,517,312
BNP Paribas	51,095	3,250,728
Cie Generale d’Optique Essilor International SA	5,080	327,031
Danone SA	40,874	2,568,229
LVMH Moet Hennessy Louis Vuitton SA	25,150	4,137,138
Pernod-Ricard SA	18,802	1,767,803
Publicis Groupe SA	41,740	2,175,309
Safran SA	90,120	3,191,325
Schneider Electric SA	21,034	3,148,066
Technip SA	20,800	1,920,637
Total SA	37,160	1,968,897
		30,435,884
GERMANY — 8.5%
adidas AG	22,220	1,451,360
Allianz SE	34,450	4,093,686
BASF SE	43,880	3,500,557
Bayerische Motoren Werke AG	29,450	2,314,445
Daimler AG(1)	44,360	3,006,092
Deutsche Boerse AG	9,660	668,608
Fresenius Medical Care AG & Co. KGaA	44,023	2,543,824
Metro AG	30,810	2,218,249
SAP AG	30,920	1,574,451
Siemens AG	37,300	4,617,918
ThyssenKrupp AG	39,150	1,621,980
		27,611,170
HONG KONG — 2.6%
China Unicom Ltd. ADR	177,181	2,524,829
CNOOC Ltd.	743,000	1,762,675
Li & Fung Ltd.	524,000	3,040,397
Sun Hung Kai Properties Ltd.	67,000	1,112,817
		8,440,718
INDIA — 1.6%
Housing Development Finance Corp. Ltd.	67,310	1,096,393
Infosys Technologies Ltd.	41,600	3,202,916
Larsen & Toubro Ltd.	17,790	787,451
		5,086,760
INDONESIA — 0.9%
PT Bank Mandiri (Persero) Tbk	1,619,500	1,167,357
PT Bank Rakyat Indonesia (Persero) Tbk	908,000	1,057,254
PT United Tractors Tbk	321,000	847,209
		3,071,820
IRELAND — 0.8%
Accenture plc, Class A	23,070	1,118,664
Ryanair Holdings plc ADR	48,163	1,481,494
		2,600,158
ISRAEL — 0.5%
Teva Pharmaceutical Industries Ltd. ADR	32,190	1,678,065
ITALY — 2.1%
Saipem SpA	138,239	6,810,914
JAPAN — 11.9%
Canon, Inc.	82,200	4,213,956
FANUC CORP.	16,100	2,469,840
Fujitsu Ltd.	94,000	653,621
Komatsu Ltd.	135,200	4,086,965

9

	Shares	Value
Mitsubishi Corp.	165,500	$4,475,555
Mitsubishi UFJ Financial Group, Inc.	468,800	2,533,002
Murata Manufacturing Co. Ltd.	29,300	2,051,652
Nissan Motor Co. Ltd.	326,800	3,108,134
Nitori Holdings Co. Ltd.	23,900	2,089,927
ORIX Corp.	26,470	2,602,403
Rakuten, Inc.	1,763	1,476,451
SOFTBANK CORP.	102,300	3,539,444
Sumitomo Realty & Development Co. Ltd.	96,000	2,290,325
Unicharm Corp.	50,500	2,006,025
Yahoo Japan Corp.	2,831	1,097,812
		38,695,112
LUXEMBOURG — 0.3%
Millicom International Cellular SA	10,282	982,959
MACAU — 0.4%
Wynn Macau Ltd.	533,628	1,194,567
NETHERLANDS — 3.0%
ASML Holding NV	49,190	1,899,672
CNH Global NV(1)	26,870	1,282,774
Royal Dutch Shell plc A Shares	1,718	57,280
Royal Dutch Shell plc B Shares	134,270	4,427,548
Unilever NV CVA	64,847	2,019,063
		9,686,337
NORWAY — 1.8%
Petroleum Geo-Services ASA(1)	64,480	1,005,652
Telenor ASA	112,970	1,836,779
Yara International ASA	50,750	2,935,747
		5,778,178
PEOPLE’S REPUBLIC OF CHINA — 2.6%
Baidu, Inc. ADR(1)	26,970	2,603,414
Ctrip.com International Ltd. ADR(1)	28,900	1,169,005
Focus Media Holding Ltd. ADR(1)	36,040	790,357
Industrial & Commercial Bank of China Ltd. H Shares	1,857,755	1,383,852
Lenovo Group Ltd.	2,716,000	1,740,130
ZTE Corp. H Shares	203,200	807,801
		8,494,559
POLAND — 1.2%
Powszechna Kasa Oszczednosci Bank Polski SA	262,298	3,840,906
PORTUGAL — 0.2%
Jeronimo Martins SGPS SA	40,600	618,493
RUSSIAN FEDERATION — 1.2%
Magnit OJSC GDR	70,290	2,059,497
Sberbank of Russia	551,740	1,879,793
		3,939,290
SOUTH KOREA — 1.8%
Hyundai Motor Co.(1)	23,808	3,636,574
Samsung Electronics Co. Ltd.	2,640	2,206,161
		5,842,735
SPAIN — 1.5%
Banco Bilbao Vizcaya Argentaria SA	78,552	794,649
Banco Santander SA	149,509	1,588,580
Inditex SA	31,720	2,377,084
		4,760,313
SWEDEN — 5.3%
Alfa Laval AB	107,220	2,260,782
Atlas Copco AB A Shares	164,820	4,162,130
CDON Group AB(1)	17,320	80,089
Modern Times Group AB B Shares	17,320	1,146,853
Swedbank AB A Shares(1)	236,350	3,295,661
Telefonaktiebolaget LM Ericsson B Shares	217,530	2,518,935
Volvo AB B Shares(1)	223,450	3,982,499
		17,446,949
SWITZERLAND — 10.7%
Adecco SA	19,200	1,256,181
Givaudan SA	2,320	2,504,997
Holcim Ltd.	20,150	1,522,791
Kuehne + Nagel International AG	15,920	2,211,760
Nestle SA	86,240	5,051,725
Novartis AG	84,310	4,961,186
Roche Holding AG	13,546	1,985,742
SGS SA	1,120	1,877,880
Sonova Holding AG	11,400	1,476,462
Swatch Group AG (The)	9,230	4,114,840
UBS AG(1)	152,640	2,505,169
Xstrata plc	236,220	5,544,615
		35,013,348
TAIWAN (REPUBLIC OF CHINA) — 1.6%
HTC Corp.	110,400	3,407,816
Quanta Computer, Inc.	691,000	1,450,421
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	30,070	377,078
		5,235,315
TURKEY — 0.2%
Turkiye Garanti Bankasi AS	164,070	830,976

10

Shares	Value
UNITED KINGDOM — 17.7%
Admiral Group plc	98,689	$2,331,070
Antofagasta plc	175,514	4,411,139
ARM Holdings plc	410,070	2,706,327
Barclays plc	890,859	3,634,157
BG Group plc	318,620	6,438,015
British Airways plc(1)	212,250	901,754
British American Tobacco plc	67,853	2,606,127
Burberry Group plc	70,088	1,228,242
Capita Group plc (The)	76,162	827,053
Carnival plc	68,575	3,188,214
Compass Group plc	237,960	2,155,530
HSBC Holdings plc (Hong Kong)	490,472	5,029,155
International Power plc	145,600	993,374
Lloyds Banking Group plc(1)	1,074,720	1,100,867
Petrofac Ltd.	68,040	1,683,508
Reckitt Benckiser Group plc	53,425	2,936,146
Rolls-Royce Group plc C Shares(1)	10,619,584	16,557
Schroders plc	110,960	3,209,108
Standard Chartered plc	77,211	2,077,151
Tesco plc	428,880	2,841,834
Tullow Oil plc	62,253	1,223,910
Vodafone Group plc	1,746,120	4,513,699
Wolseley plc(1)	45,550	1,453,008
		57,505,945
TOTAL COMMON STOCKS (Cost $232,057,882)		322,528,253
Temporary Cash Investments — 0.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	31,200	31,200
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $1,326,393), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $1,300,013)		1,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,331,200)		1,331,200
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $233,389,082)		323,859,453
OTHER ASSETS AND LIABILITIES — 0.5%		1,478,769
TOTAL NET ASSETS — 100.0%		$325,338,222

Market Sector Diversification
(as a % of net assets)
Financials	17.5%
Industrials	14.7%
Consumer Discretionary	14.7%
Materials	12.1%
Information Technology	10.3%
Consumer Staples	10.2%
Energy	9.0%
Health Care	5.1%
Telecommunication Services	4.1%
Utilities	1.4%
Cash and Equivalents*	0.9%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
GDR = Global Depositary Receipt
OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $233,389,082)	$323,859,453
Foreign currency holdings, at value (cost of $286,053)	290,832
Receivable for investments sold	492,951
Receivable for capital shares sold	489,489
Dividends and interest receivable	1,053,738
Other assets	51,379
326,237,842

Liabilities
Disbursements in excess of demand deposit cash	5,677
Payable for capital shares redeemed	319,642
Accrued management fees	375,923
Distribution fees payable	16,501
Accrued foreign taxes	181,877
899,620

Net Assets	$325,338,222

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 342,533,104
Undistributed net investment income	3,125,801
Accumulated net realized loss	(110,734,868)
Net unrealized appreciation	90,414,185
$ 325,338,222

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$245,892,583	28,710,211	$8.56
Class II, $0.01 Par Value	$76,545,605	8,952,664	$8.55
Class III, $0.01 Par Value	$1,088,877	127,146	$8.56
Class IV, $0.01 Par Value	$1,811,157	211,743	$8.55

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $660,481)	$ 7,066,719
Interest	1,364
7,068,083
Expenses:
Management fees	4,384,337
Distribution fees:
Class II	185,823
Class IV	4,425
Directors’ fees and expenses	11,942
Other expenses	33,134
4,619,661

Net investment income (loss)	2,448,422

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $24,496)	30,859,066
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $16,627)	2,694,520
33,553,586

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $174,210)	353,170
Translation of assets and liabilities in foreign currencies	2,149,570
2,502,740

Net realized and unrealized gain (loss)	36,056,326

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,504,748

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 2,448,422	$ 4,845,670
Net realized gain (loss)	33,553,586	(28,745,141)
Change in net unrealized appreciation (depreciation)	2,502,740	128,459,323
Net increase (decrease) in net assets resulting from operations	38,504,748	104,559,852

Distributions to Shareholders
From net investment income:
Class I	(5,717,601)	(6,562,603)
Class II	(1,648,133)	(1,485,016)
Class III	(28,019)	(1,201,826)
Class IV	(39,828)	(215,200)
Decrease in net assets from distributions	(7,433,581)	(9,464,645)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(47,886,108)	(207,960,526)

Redemption Fees
Increase in net assets from redemption fees	42	6,342

Net increase (decrease) in net assets	(16,814,899)	(112,858,977)

Net Assets
Beginning of period	342,153,121	455,012,098
End of period	$325,338,222	$342,153,121

Undistributed net investment income	$3,125,801	$6,813,659

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in stocks of foreign companies located in at least three developed countries (excluding the United States) that management believes will increase in value over time.

The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II and Class IV are charged a lower unified management fee because they have separate arrangements for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(105,803,427), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(27,285,022) and $(78,518,405) expire in 2016 and 2017, respectively.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 8), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class for the year ended December 31, 2010 was 1.40%, 1.30%, 1.40% and 1.30% for Class I, Class II, Class III and Class IV, respectively.

17

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 8), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $348,410,570 and $402,920,632, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$239,394,822
Gross tax appreciation of investments	$85,389,739
Gross tax depreciation of investments	(925,108)
Net tax appreciation (depreciation) of investments	$84,464,631

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	3,732,132	$ 28,457,602	7,095,970	$ 48,466,746
Issued in reinvestment of distributions	746,423	5,717,601	1,396,297	6,562,603
Redeemed	(9,236,469)	(70,800,720)	(27,377,793)	(172,615,429)
	(4,757,914)	(36,625,517)	(18,885,526)	(117,586,080)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	761,791	5,632,811	415,217	2,559,962
Issued in reinvestment of distributions	215,442	1,648,133	316,635	1,485,016
Redeemed	(2,404,019)	(18,018,704)	(3,152,095)	(19,034,401)
	(1,426,786)	(10,737,760)	(2,420,243)	(14,989,423)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	25,974	193,252	297,305	1,704,952
Issued in reinvestment of distributions	3,658	28,019	255,708	1,201,826
Redeemed	(62,446)	(479,177)	(10,053,116)	(67,546,733)
	(32,814)	(257,906)	(9,500,103)	(64,639,955)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	13,202	100,191	140,473	868,479
Issued in reinvestment of distributions	5,200	39,828	45,787	215,200
Redeemed	(54,545)	(404,944)	(1,771,777)	(11,828,747)
	(36,143)	(264,925)	(1,585,517)	(10,745,068)
Net increase (decrease)	(6,253,657)	$(47,886,108)	(32,391,389)	$(207,960,526)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$16,650,407	$305,877,846	—
Temporary Cash Investments	31,200	1,300,000	—
Total Value of Investment Securities	$16,681,607	$307,177,846	—

19

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

20

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$5.94	$11.86	$10.12	$8.23
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.08	0.13	0.11	0.05
Net Realized and Unrealized Gain (Loss)	0.95	1.84	(5.06)	1.70	1.98
Total From Investment Operations	1.01	1.92	(4.93)	1.81	2.03
Distributions
From Net Investment Income	(0.18)	(0.13)	(0.08)	(0.07)	(0.14)
From Net Realized Gains	—	—	(0.91)	—	—
Total Distributions	(0.18)	(0.13)	(0.99)	(0.07)	(0.14)
Net Asset Value, End of Period	$8.56	$7.73	$5.94	$11.86	$10.12

Total Return(2)	13.29%	33.76%	(44.82)%	18.06%	25.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.41%	1.37%	1.24%	1.20%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	1.30%	1.45%	1.00%	0.57%
Portfolio Turnover Rate	111%	126%	116%	101%	98%
Net Assets, End of Period (in thousands)	$245,893	$258,873	$310,899	$702,517	$620,235

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.72	$5.93	$11.84	$10.10	$8.22
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.07	0.11	0.09	0.04
Net Realized and Unrealized Gain (Loss)	0.94	1.84	(5.05)	1.71	1.97
Total From Investment Operations	0.99	1.91	(4.94)	1.80	2.01
Distributions
From Net Investment Income	(0.16)	(0.12)	(0.06)	(0.06)	(0.13)
From Net Realized Gains	—	—	(0.91)	—	—
Total Distributions	(0.16)	(0.12)	(0.97)	(0.06)	(0.13)
Net Asset Value, End of Period	$8.55	$7.72	$5.93	$11.84	$10.10

Total Return(2)	13.14%	33.63%	(44.90)%	17.92%	24.74%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.56%	1.52%	1.39%	1.35%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%	1.15%	1.30%	0.85%	0.42%
Portfolio Turnover Rate	111%	126%	116%	101%	98%
Net Assets, End of Period (in thousands)	$76,546	$80,128	$75,869	$175,972	$160,914

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$5.94	$11.86	$10.12	$8.23
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.11	0.13	0.11	0.05
Net Realized and Unrealized Gain (Loss)	0.95	1.81	(5.06)	1.70	1.98
Total From Investment Operations	1.01	1.92	(4.93)	1.81	2.03
Distributions
From Net Investment Income	(0.18)	(0.13)	(0.08)	(0.07)	(0.14)
From Net Realized Gains	—	—	(0.91)	—	—
Total Distributions	(0.18)	(0.13)	(0.99)	(0.07)	(0.14)
Net Asset Value, End of Period	$8.56	$7.73	$5.94	$11.86	$10.12

Total Return(2)	13.29%	33.76%	(44.82)%	18.06%	25 .03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.41%	1.37%	1.24%	1.20%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	1.30%	1.45%	1.00%	0.57%
Portfolio Turnover Rate	111%	126%	116%	101%	98%
Net Assets, End of Period (in thousands)	$1,089	$1,237	$57,369	$128,447	$121,320

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Class IV
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.72	$5.93	$11.85	$10.10	$8.22
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.09	0.12	0.09	0.04
Net Realized and Unrealized Gain (Loss)	0.94	1.82	(5.07)	1.72	1.97
Total From Investment Operations	0.99	1.91	(4.95)	1.81	2.01
Distributions
From Net Investment Income	(0.16)	(0.12)	(0.06)	(0.06)	(0.13)
From Net Realized Gains	—	—	(0.91)	—	—
Total Distributions	(0.16)	(0.12)	(0.97)	(0.06)	(0.13)
Net Asset Value, End of Period	$8.55	$7.72	$5.93	$11.85	$10.10

Total Return(2)	13.14%	33.63%	(44.95)%	17.90%	24.86%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.56%	1.52%	1.39%	1.35%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%	1.15%	1.30%	0.85%	0.42%
Portfolio Turnover Rate	111%	126%	116%	101%	98%
Net Assets, End of Period (in thousands)	$1,811	$1,915	$10,874	$23,306	$13,788

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP International Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP International Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	205,316,036
	Against:	5,943,193
	Abstain:	7,269,034
	Broker Non-Vote:	0

Class II and Class IV	For:	74,585,224
	Against:	2,590,105
	Abstain:	3,178,809
	Broker Non-Vote:	0

26

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

27

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

28

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

As of December 31, 2010, the fund hereby designates $723,235, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended December 31, 2010, the fund earned $7,727,200 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on December 31, 2010 are $0.2033 and $0.0190, respectively.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70478   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Large Company Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

     By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVVTX	10.80%	-0.35%(1)	1.94%(1)	10/29/04
Russell 1000 Value Index	—	15.51%	1.28%	3.53%	—
S&P 500 Index	—	15.06%	2.29%	3.87%	—
Class I	AVVIX	10.97%	-0.21%(1)	0.98%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

*	From 10/29/04, Class II’s inception date. Not annualized.
**	Ending value would have been lower if a portion of the management fee had not been reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Senior Portfolio Manager Chuck Ritter, who stepped away from the day-to-day management of VP Large Company Value on November 30, 2010, retired from American Century Investments on December 31. Brendan Healy continues to co-manage VP Large Company Value. On October 1, Portfolio Manager Matt Titus joined Mr. Healy as co-portfolio manager. Mr. Titus was previously a senior investment analyst for the Large Cap Value portfolios, which includes VP Large Company Value.

Performance Summary

VP Large Company Value returned 10.97%* for the 12 months ended December 31, 2010. By comparison, its benchmark, the Russell 1000 Value Index, returned 15.51%, while the broader market, as measured by the S&P 500 Index, returned 15.06%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not. The average return for Morningstar’s U.S. Insurance Fund Large Cap Value category (its performance, like VP Large Company Value’s, reflects operating expenses) was 13.92%**.

The stock market posted double-digit gains for the one-year reporting period, its second-straight annual increase (as described in the Market Perspective on page 2). Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jump-start hiring. Consumers modestly increased their spending, and inflation was benign. As fears of a double-dip recession eased, investors generally favored higher-risk stocks. They sought out higher-yielding securities because of very low interest rates. Against this backdrop, growth stocks beat their value counterparts across the capitalization spectrum. Nevertheless, VP Large Company Value received positive results in absolute terms from eight of the ten of the sectors in which it was invested. Relative to the benchmark, the portfolio was hampered by its investments in the health care, information technology, and financials sectors. It benefited from security selection across a number of sectors, including materials.

Health Care Slowed Performance

An overweight in health care — the weakest sector in the benchmark — detracted from relative performance. VP Large Company Value’s mix of pharmaceutical stocks was also a drag on results. A top detractor was Abbott Laboratories. Rival drugmaker Pfizer is in late-stage testing of an oral medication for the treatment of rheumatoid arthritis, which has raised questions about the future growth prospects of Abbott’s blockbuster drug Humira. A position in Pfizer also dampened performance. Its stock price declined after the company provided disappointing earnings guidance, largely because of higher expenses.

*	All fund returns referenced in this commentary are for Class I shares.
**
The average returns for the periods ended December 31, 2010, for Morningstar’s U.S. Insurance Fund Large Cap Value category were 1.26% for the five-year period and 3.33% since the fund’s inception on October 29, 2004. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

Information Technology Detracted

VP Large Company Value was hindered by security selection in the information technology sector. The computers and peripherals industry supplied the portfolio’s top detractor, Hewlett-Packard Co. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

Financials Slowed Results

In financials, the portfolio’s exposure to diversified financial services detracted. Specifically, VP Large Company Value was modestly overweight Bank of America Corp., which did not keep up with the rally in the equity market. Uncertainties about the slow economic recovery, delinquent mortgage exposure, and the impact on earnings of financial regulatory reform weighed on the bank’s share price.

The portfolio also owned just a single real estate investment trust (REIT). We believe that many of these stocks are overvalued and that conditions are challenging for commercial real estate fundamentals. However, REITs performed strongly during the period and our stance hampered relative performance.

On the positive side, the capital markets segment provided notable contributor Ameriprise. Its stock price appreciated after the asset manager announced strong results due in part to a large acquisition. Revenue also increased as the rally in the financial markets boosted the performance of Ameriprise’s mutual fund business.

Materials Added to Performance

Security selection in the materials sector enhanced results versus the benchmark. The portfolio benefited from overweight positions in metals and mining company Freeport-McMoRan Copper & Gold and chemical company E.I. du Pont de Nemours. Shares of Freeport-McMoRan climbed on reports of higher profits driven by a sharp increase in copper prices. E.I. du Pont de Nemours experienced a significant rebound in profits as a result of increased sales, higher selling prices, and market share gains.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company Value is broadly diversified, with ongoing overweight positions in the information technology and health care sectors. Our valuation work contributed to our smaller relative weightings in utilities and financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

Top Ten Holdings
% of net assets as of 12/31/10
Chevron Corp.	3.8%
JPMorgan Chase & Co.	3.6%
AT&T, Inc.	3.6%
General Electric Co.	3.4%
Pfizer, Inc.	3.4%
Johnson & Johnson	2.9%
Wells Fargo & Co.	2.8%
Merck & Co., Inc.	2.6%
Bank of America Corp.	2.5%
Exxon Mobil Corp.	2.3%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	10.8%
Pharmaceuticals	9.9%
Diversified Financial Services	8.1%
Insurance	6.8%
Diversified Telecommunication Services	6.0%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Common Stocks and Futures	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
* Category is less than 0.05% of total net assets.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,211.40	$5.13	0.92%
Class II	$1,000	$1,210.60	$5.96	1.07%
Hypothetical
Class I	$1,000	$1,020.57	$4.69	0.92%
Class II	$1,000	$1,019.81	$5.45	1.07%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 96.4%
AEROSPACE & DEFENSE — 1.9%
Honeywell International, Inc.	330	$17,543
Lockheed Martin Corp.	610	42,645
Northrop Grumman Corp.	1,180	76,440
		136,628
BEVERAGES — 1.1%
Coca-Cola Co. (The)	1,190	78,266
BIOTECHNOLOGY — 2.1%
Amgen, Inc.(1)	1,960	107,604
Gilead Sciences, Inc.(1)	1,240	44,938
		152,542
CAPITAL MARKETS — 4.2%
Ameriprise Financial, Inc.	700	40,285
Bank of New York Mellon Corp. (The)	2,300	69,460
Goldman Sachs Group, Inc. (The)	770	129,483
Morgan Stanley	2,070	56,325
		295,553
CHEMICALS — 0.7%
E.I. du Pont de Nemours & Co.	950	47,386
COMMERCIAL BANKS — 5.2%
PNC Financial Services Group, Inc.	1,140	69,221
U.S. Bancorp.	3,720	100,328
Wells Fargo & Co.	6,380	197,716
		367,265
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Avery Dennison Corp.	1,000	42,340
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.(1)	2,780	56,240
COMPUTERS & PERIPHERALS — 1.3%
Hewlett-Packard Co.	1,720	72,412
Western Digital Corp.(1)	590	20,001
		92,413
CONSTRUCTION & ENGINEERING — 0.3%
Shaw Group, Inc. (The)(1)	590	20,196
DIVERSIFIED FINANCIAL SERVICES — 8.1%
Bank of America Corp.	13,450	179,423
Citigroup, Inc.(1)	28,480	134,710
JPMorgan Chase & Co.	6,080	257,914
		572,047
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.0%
AT&T, Inc.	8,650	254,137
CenturyLink, Inc.	640	29,549
Verizon Communications, Inc.	4,050	144,909
		428,595
ELECTRIC UTILITIES — 2.4%
American Electric Power Co., Inc.	1,530	55,049
Exelon Corp.	1,440	59,962
PPL Corp.	2,000	52,640
		167,651
ENERGY EQUIPMENT & SERVICES — 2.2%
Baker Hughes, Inc.	920	52,596
National Oilwell Varco, Inc.	950	63,888
Transocean Ltd.(1)	570	39,621
		156,105
FOOD & STAPLES RETAILING — 4.0%
Kroger Co. (The)	3,310	74,012
SYSCO Corp.	1,220	35,868
Walgreen Co.	1,520	59,219
Wal-Mart Stores, Inc.	2,090	112,714
		281,813
FOOD PRODUCTS — 1.6%
Kraft Foods, Inc., Class A	2,860	90,119
Unilever NV New York Shares	820	25,748
		115,867
HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Medtronic, Inc.	1,260	46,733
HEALTH CARE PROVIDERS & SERVICES — 1.4%
Aetna, Inc.	1,190	36,307
Quest Diagnostics, Inc.	370	19,969
WellPoint, Inc.(1)	760	43,213
		99,489
HOTELS, RESTAURANTS & LEISURE — 0.3%
Darden Restaurants, Inc.	260	12,074
Starbucks Corp.	300	9,639
		21,713
HOUSEHOLD PRODUCTS — 3.0%
Clorox Co.	560	35,437
Energizer Holdings, Inc.(1)	280	20,412
Procter & Gamble Co. (The)	2,490	160,182
		216,031
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
NRG Energy, Inc.(1)	980	19,149
INDUSTRIAL CONGLOMERATES — 4.1%
General Electric Co.	13,290	243,074
Tyco International Ltd.	1,090	45,170
		288,244
INSURANCE — 6.8%
Allstate Corp. (The)	2,540	80,975
Berkshire Hathaway, Inc., Class B(1)	820	65,690
Chubb Corp. (The)	1,360	81,111

9

Shares	Value
Loews Corp.	1,930	$75,096
Principal Financial Group, Inc.	1,380	44,933
Torchmark Corp.	710	42,415
Travelers Cos., Inc. (The)	1,660	92,479
		482,699
IT SERVICES — 1.3%
Fiserv, Inc.(1)	440	25,766
International Business Machines Corp.	450	66,042
		91,808
MACHINERY — 1.4%
Dover Corp.	550	32,148
Ingersoll-Rand plc	1,460	68,751
		100,899
MEDIA — 5.0%
CBS Corp., Class B	3,100	59,055
Comcast Corp., Class A	4,940	108,532
Time Warner Cable, Inc.	510	33,675
Time Warner, Inc.	2,560	82,355
Viacom, Inc., Class B	1,750	69,318
		352,935
METALS & MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	100	12,009
Nucor Corp.	950	41,629
		53,638
MULTILINE RETAIL — 1.2%
Kohl’s Corp.(1)	810	44,015
Macy’s, Inc.	1,690	42,757
		86,772
MULTI-UTILITIES — 0.7%
PG&E Corp.	1,030	49,275
OIL, GAS & CONSUMABLE FUELS — 10.8%
Apache Corp.	830	98,961
Chevron Corp.	2,980	271,925
ConocoPhillips	1,860	126,666
Exxon Mobil Corp.	2,250	164,520
Occidental Petroleum Corp.	570	55,917
Valero Energy Corp.	2,020	46,702
		764,691
PAPER & FOREST PRODUCTS — 0.5%
International Paper Co.	1,230	33,505
PHARMACEUTICALS — 9.9%
Abbott Laboratories	1,240	59,409
Eli Lilly & Co.	300	10,512
Johnson & Johnson	3,340	206,579
Merck & Co., Inc.	5,120	184,525
Pfizer, Inc.	13,730	240,412
		701,437
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	2,530	$35,546
Intel Corp.	2,620	55,099
		90,645
SOFTWARE — 3.0%
Activision Blizzard, Inc.	2,010	25,005
Microsoft Corp.	4,910	137,087
Oracle Corp.	1,680	52,584
		214,676
SPECIALTY RETAIL — 0.4%
Best Buy Co., Inc.	900	30,861
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
VF Corp.	340	29,301
TOBACCO — 0.8%
Altria Group, Inc.	2,450	60,319
TOTAL COMMON STOCKS(Cost $6,066,827)		6,845,727
Temporary Cash Investments — Segregated For Futures Contracts — 2.7%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $191,817), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $188,002) (Cost $188,000)		188,000
Temporary Cash Investments — 0.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	52,370	52,370
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $12,244), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $12,000)		12,000
TOTAL TEMPORARY CASH INVESTMENTS(Cost $64,370)		64,370
TOTAL INVESTMENT SECURITIES — 100.0%(Cost $6,319,197)		7,098,097
OTHER ASSETS AND LIABILITIES(2)		1,309
TOTAL NET ASSETS — 100.0%		$7,099,406

10

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
3	S&P 500 E-Mini Futures	March 2011	$187,950	$4,113

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
13,632	EUR for USD	UBS AG	1/31/11	$18,216	$(315)

(Value on Settlement Date $17,901)

Notes to Schedule of Investments

EUR = Euro
USD = United States Dollar
(1)	Non-income producing.
(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $6,319,197)	$7,098,097
Deposits with broker for futures contracts	13,500
Receivable for investments sold	71,735
Receivable for capital shares sold	1,898
Dividends and interest receivable	9,398
7,194,628

Liabilities
Payable for investments purchased	87,092
Payable for capital shares redeemed	1,916
Payable for variation margin on futures contracts	225
Unrealized loss on forward foreign currency exchange contracts	315
Accrued management fees	5,063
Distribution fees payable	611
95,222

Net Assets	$7,099,406

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 9,129,471
Undistributed net investment income	711
Accumulated net realized loss	(2,813,474)
Net unrealized appreciation	782,698
$ 7,099,406

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$4,158,322	446,850	$9.31
Class II, $0.01 Par Value	$2,941,084	312,327	$9.42

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends	$ 159,880
Interest	227
160,107
Expenses:
Management fees	55,441
Distribution fees — Class II	6,129
Directors’ fees and expenses	265
Other expenses	1,531
63,366

Net investment income (loss)	96,741

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(229,039)
Futures contract transactions	36,217
Foreign currency transactions	376
(192,446)

Change in net unrealized appreciation (depreciation) on:
Investments	766,317
Futures contracts	2,884
Translation of assets and liabilities in foreign currencies	(315)
768,886

Net realized and unrealized gain (loss)	576,440

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 673,181

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 96,741	$ 110,425
Net realized gain (loss)	(192,446)	(1,193,557)
Change in net unrealized appreciation (depreciation)	768,886	2,140,792
Net increase (decrease) in net assets resulting from operations	673,181	1,057,660

Distributions to Shareholders
From net investment income:
Class I	(61,979)	(194,840)
Class II	(34,703)	(88,799)
Decrease in net assets from distributions	(96,682)	(283,639)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	284,424	69,481

Net increase (decrease) in net assets	860,923	843,502

Net Assets
Beginning of period	6,238,483	5,394,981
End of period	$7,099,406	$6,238,483

Undistributed net investment income	$711	$1,341

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in common stocks of larger companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(2,640,749), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,304,735), $(1,172,695) and $(163,319) expire in 2016, 2017 and 2018, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class for the year ended December 31, 2010 was 0.90% and 0.80% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

17

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.03% for the year ended December 31, 2010.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $2,317,805 and $2,054,189, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$6,487,809
Gross tax appreciation of investments	$ 910,434
Gross tax depreciation of investments	(300,146)
Net tax appreciation (depreciation) of investments	$ 610,288

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	48,874	$ 421,885	56,548	$ 407,784
Issued in reinvestment of distributions	7,122	61,979	31,814	194,840
Redeemed	(91,305)	(774,033)	(103,265)	(740,904)
	(35,309)	(290,169)	(14,903)	(138,280)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	147,083	1,281,492	135,249	958,539
Issued in reinvestment of distributions	3,937	34,703	14,287	88,799
Redeemed	(85,923)	(741,602)	(115,222)	(839,577)
	65,097	574,593	34,314	207,761
Net increase (decrease)	29,788	$ 284,424	19,411	$ 69,481

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$6,845,727	—	—
Temporary Cash Investments	52,370	$200,000	—
Total Value of Investment Securities	$6,898,097	$200,000	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(315)	—
Futures Contracts	$4,113	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$4,113	$(315)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began participating in foreign currency risk derivative instruments in November 2010. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since November 2010.

Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$225
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	315
		—		$540
Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations		Location on Statement of Operations
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$36,217	Change in net unrealized appreciation (depreciation) on futures contracts	$2,884
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	376	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(315)
		$36,593		$2,569

20

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

21

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.52	$7.58	$12.71	$12.98	$10.85
Income From Investment Operations
Net Investment Income (Loss)(1)	0.13	0.16	0.23	0.23	0.23
Net Realized and Unrealized Gain (Loss)	0.79	1.19	(4.80)	(0.39)	1.94
Total From Investment Operations	0.92	1.35	(4.57)	(0.16)	2.17
Distributions
From Net Investment Income	(0.13)	(0.41)	(0.24)	(0.09)	—(2)
From Net Realized Gains	—	—	(0.32)	(0.02)	(0.04)
Total Distributions	(0.13)	(0.41)	(0.56)	(0.11)	(0.04)
Net Asset Value, End of Period	$9.31	$8.52	$7.58	$12.71	$12.98

Total Return(3)	10.97%	20.04%	(37.28)%	(1.27)%	19.98%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.93%	0.91%	0.90%	0.90%	0.79%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.56%	2.08%	2.30%	1.77%	1.98%(4)
Portfolio Turnover Rate	33%	32%	21%	22%	11%
Net Assets, End of Period (in thousands)	$4,158	$4,108	$3,766	$7,312	$7,630

(1)	Computed using average shares outstanding throughout the period.
(2)	Per-share amount was less than $0.005.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.90% and 1.87%, respectively, for the year ended December 31, 2006 if management fees had not been waived during a portion of the year.

See Notes to Financial Statements.

22

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.62	$7.65	$12.83	$13.09	$10.97
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.14	0.22	0.22	0.22
Net Realized and Unrealized Gain (Loss)	0.80	1.22	(4.85)	(0.39)	1.94
Total From Investment Operations	0.92	1.36	(4.63)	(0.17)	2.16
Distributions
From Net Investment Income	(0.12)	(0.39)	(0.23)	(0.07)	—(2)
From Net Realized Gains	—	—	(0.32)	(0.02)	(0.04)
Total Distributions	(0.12)	(0.39)	(0.55)	(0.09)	(0.04)
Net Asset Value, End of Period	$9.42	$8.62	$7.65	$12.83	$13.09

Total Return(3)	10.80%	19.91%	(37.42)%	(1.35)%	19.78%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.08%	1.06%	1.05%	1.05%	0.98%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41%	1.93%	2.15%	1.62%	1.79%(4)
Portfolio Turnover Rate	33%	32%	21%	22%	11%
Net Assets, End of Period (in thousands)	$2,941	$2,131	$1,629	$3,082	$2,324

(1)	Computed using average shares outstanding throughout the period.
(2)	Per-share amount was less than $0.005.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
4)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.05% and 1.72%, respectively, for the year ended December 31, 2006 if management fees had not been waived during a portion of the year.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Large Company Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Large Company Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	3,595,379
	Against:	244,591
	Abstain:	183,227
	Broker Non-Vote:	0

Class II	For:	1,816,544
	Against:	48,908
	Abstain:	61,298
	Broker Non-Vote:	0

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $96,682, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70483   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Mid Cap Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

   By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVMTX	18.98%	6.46%	8.77%	10/29/04
Russell Midcap Value Index	—	24.75%	4.08%	7.09%	—
Class I	AVIPX	19.25%	6.62%	7.71%	12/1/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004
*From 10/29/04, Class II’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

VP Mid Cap Value returned 19.25%* for the 12 months ended December 31, 2010. By comparison, its benchmark, the Russell Midcap Value Index, returned 24.75%. The portfolio’s returns reflect operating expenses, while the index’s returns do not. The average return for Morningstar’s U.S. Insurance Fund Mid Cap Value category (its performance, like VP Mid Cap Value’s, reflects operating expenses) was 22.01%.**

The stock market posted double-digit gains for the one-year reporting period, its second-straight annual increase (as described in the Market Perspective on page 2). Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jumpstart hiring. Consumers modestly increased their spending, and inflation was benign. As fears of a double-dip recession eased, investors generally favored higher-risk stocks. They sought out higher-yielding securities because of very low interest rates. Against this backdrop, growth stocks beat their value counterparts across the capitalization spectrum. Nevertheless, VP Mid Cap Value received positive results in absolute terms from all ten of the sectors in which it was invested. Relative to the benchmark, the portfolio underperformed in the financials, energy, and consumer discretionary sectors. Investments in utilities and information technology sectors were advantageous. Some initial public offerings (IPOs) contributed modestly.

Financials Dampened Results

Security selection in the financials sector was a drag on relative performance. The portfolio was hampered by its underweight in commercial banks, especially a lack of exposure to Fifth Third Bancorp, KeyCorp, and Huntington Bancshares—all of which were up significantly in the benchmark.

In the capital markets segment, the portfolio’s mix of stocks hindered results. Two notable detractors were Northern Trust Corp. and State Street Corp. Both were negatively impacted by expectations of a prolonged period of historically low interest rates and concerns about the diminished profitability of the companies’ securities lending and foreign exchange businesses.

Energy Slowed Performance

An underweight in energy, the second-strongest sector in the benchmark, detracted. The portfolio’s complement of oil and gas companies also dampened results. A key detractor was Imperial Oil Ltd., which is not represented in the benchmark. Despite the company’s high-quality business model and solid balance sheet, its shares lagged the equity market rally. It also increased its capital expenditure budget for its key Kearl oil sands mining project.

*	All fund returns referenced in this commentary are for Class I shares.

**
The average returns for the periods ended December 31, 2010, for Morningstar’s U.S. Insurance Fund Mid Cap Value category were 3.81% for the five-year period and 6.13% since the fund’s inception on October 29, 2004. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

Another notable detractor was EQT Corp. A low-cost producer of unconventional tight shale natural gas, EQT reported significant success with two of its experimental shale wells. We believe weak natural gas prices temporarily pushed down the company’s share price. The stock rebounded in the fourth quarter on news that one of its competitors was being acquired by a larger integrated energy producer.

Consumer Discretionary Detracted

Stock selection within the strongly performing consumer discretionary sector weighed on relative results. In particular, VP Mid Cap Value was hampered by investments among hotel, restaurant, and leisure stocks. A key detractor was Speedway Motorsports. The racetrack operator has been unable to cut costs enough to offset reduced attendance at NASCAR events and a decline in corporate sponsorship.

The specialty retail segment provided a notable detractor, Lowe’s Companies. Although the home improvement retailer reported better comparable store sales and stabilizing trends in big ticket sales, Lowe’s stock performed poorly on concerns about the drawn-out economic recovery, lackluster consumer spending, and renewed softening in the housing market.

Specialty retail was also the source of top contributor PetSmart. Although the retail environment remains challenging, pet products seem relatively well insulated from economic conditions and the pet store operator continues to post strong profits.

Utilities Boosted Results

In utilities, the weakest performing sector in the benchmark, effective security selection enhanced results. The portfolio benefited from our preference for regulated utilities, which have stable business models and held up well during the 2008-2009 market decline. VP Mid Cap Value also held no independent power producers, primarily because of their financial and operating volatility. The segment declined more than 10% in the Russell Midcap Value Index.

Information Technology Added Value

An underweight in the information technology sector contributed to relative performance. Holdings among IT services companies and semiconductor names were particularly advantageous. A notable contributor was Teradyne, a semiconductor test equipment maker that is not represented in the benchmark. The company reported improved earnings and stands to make market gains if its rival Verigy is acquired by Advantest, a supplier of automatic test equipment for the semiconductor industry.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2010, we see opportunity in industrials, consumer staples, and health care, reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials and utilities stocks.

6

Top Ten Holdings
% of net assets as of 12/31/10
Republic Services, Inc.	3.1%
Imperial Oil Ltd.	2.9%
iShares Russell Midcap Value Index Fund	2.8%
Northern Trust Corp.	2.5%
Lowe’s Cos., Inc.	2.3%
Kimberly-Clark Corp.	2.2%
ConAgra Foods, Inc.	1.9%
Beckman Coulter, Inc.	1.8%
Zimmer Holdings, Inc.	1.7%
EQT Corp.	1.7%

Top Five Industries
% of net assets as of 12/31/10
Insurance	11.3%
Oil, Gas & Consumable Fuels	8.4%
Food Products	5.6%
Health Care Equipment & Supplies	5.6%
Electric Utilities	5.4%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	92.7%
Foreign Common Stocks*	6.3%
Total Common Stocks	99.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.9)%

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,214.70	$5.64	1.01%
Class II	$1,000	$1,213.70	$6.47	1.16%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 99.0%
AEROSPACE & DEFENSE — 1.0%
ITT Corp.	36,280	$1,890,551
AIRLINES — 0.4%
Southwest Airlines Co.	60,470	784,901
CAPITAL MARKETS — 4.1%
BlackRock, Inc.	2,504	477,212
Charles Schwab Corp. (The)	52,530	898,788
Franklin Resources, Inc.	8,590	955,294
Northern Trust Corp.	83,606	4,632,609
State Street Corp.	16,850	780,829
		7,744,732
CHEMICALS — 0.6%
Minerals Technologies, Inc.	18,596	1,216,364
COMMERCIAL BANKS — 3.4%
Comerica, Inc.	63,354	2,676,073
Commerce Bancshares, Inc.	66,082	2,625,438
SunTrust Banks, Inc.	38,700	1,142,037
		6,443,548
COMMERCIAL SERVICES & SUPPLIES — 5.0%
Cintas Corp.	44,420	1,241,983
Pitney Bowes, Inc.	38,710	936,008
Republic Services, Inc.	196,549	5,868,953
Waste Management, Inc.	38,465	1,418,205
		9,465,149
COMMUNICATIONS EQUIPMENT — 0.6%
Emulex Corp.(1)	97,730	1,139,532
CONTAINERS & PACKAGING — 1.5%
Bemis Co., Inc.	84,783	2,769,013
DISTRIBUTORS — 0.4%
Genuine Parts Co.	13,393	687,597
DIVERSIFIED — 2.8%
iShares Russell Midcap Value Index Fund	115,400	5,194,154
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Consolidated Communications Holdings, Inc.	38,240	738,032
Qwest Communications International, Inc.	313,760	2,387,714
Windstream Corp.	28,300	394,502
		3,520,248
ELECTRIC UTILITIES — 5.4%
American Electric Power Co., Inc.	31,350	1,127,973
Great Plains Energy, Inc.	13,101	254,028
IDACORP, Inc.	11,425	422,497
Northeast Utilities	55,917	1,782,634
NV Energy, Inc.	191,900	2,696,195
Portland General Electric Co.	50,969	1,106,027
Westar Energy, Inc.	108,485	2,729,483
		10,118,837
ELECTRICAL EQUIPMENT — 2.7%
Hubbell, Inc., Class B	36,449	2,191,678
Thomas & Betts Corp.(1)	58,610	2,830,863
		5,022,541
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Molex, Inc.	52,851	1,200,775
ENERGY EQUIPMENT & SERVICES — 0.5%
Baker Hughes, Inc.	16,320	933,014
FOOD & STAPLES RETAILING — 1.6%
CVS Caremark Corp.	67,930	2,361,926
SYSCO Corp.	22,460	660,324
		3,022,250
FOOD PRODUCTS — 5.6%
ConAgra Foods, Inc.	155,638	3,514,306
General Mills, Inc.	43,750	1,557,062
H.J. Heinz Co.	47,730	2,360,726
Kellogg Co.	61,160	3,124,053
		10,556,147
GAS UTILITIES — 0.8%
AGL Resources, Inc.	40,810	1,463,039
Southwest Gas Corp.	3,575	131,095
		1,594,134
HEALTH CARE EQUIPMENT & SUPPLIES — 5.6%
Beckman Coulter, Inc.	44,577	3,353,528
Boston Scientific Corp.(1)	129,361	979,263
CareFusion Corp.(1)	65,372	1,680,060
Covidien plc	20,660	943,336
Symmetry Medical, Inc.(1)	30,538	282,476
Zimmer Holdings, Inc.(1)	61,199	3,285,162
		10,523,825
HEALTH CARE PROVIDERS & SERVICES — 3.0%
LifePoint Hospitals, Inc.(1)	66,053	2,427,448
Patterson Cos., Inc.	87,100	2,667,873
Select Medical Holdings Corp.(1)	63,304	462,752
		5,558,073
HOTELS, RESTAURANTS & LEISURE — 2.1%
CEC Entertainment, Inc.(1)	60,980	2,367,853
International Speedway Corp., Class A	37,734	987,499
Speedway Motorsports, Inc.	42,100	644,972
		4,000,324

9

Shares	Value
HOUSEHOLD DURABLES — 1.8%
Stanley Black & Decker, Inc.	14,080	$941,530
Toll Brothers, Inc.(1)	43,250	821,750
Whirlpool Corp.	17,570	1,560,743
		3,324,023
HOUSEHOLD PRODUCTS — 2.8%
Clorox Co.	19,620	1,241,554
Kimberly-Clark Corp.	64,457	4,063,369
		5,304,923
INDUSTRIAL CONGLOMERATES — 1.2%
Tyco International Ltd.	55,430	2,297,019
INSURANCE — 11.3%
ACE Ltd.	38,900	2,421,525
Allstate Corp. (The)	59,770	1,905,468
Aon Corp.	67,560	3,108,435
Chubb Corp. (The)	24,198	1,443,169
HCC Insurance Holdings, Inc.	89,446	2,588,567
Marsh & McLennan Cos., Inc.	105,832	2,893,447
Symetra Financial Corp.	91,540	1,254,098
Transatlantic Holdings, Inc.	46,603	2,405,647
Travelers Cos., Inc. (The)	44,060	2,454,582
Unum Group	31,950	773,829
		21,248,767
IT SERVICES — 0.6%
Automatic Data Processing, Inc.	12,690	587,293
Booz Allen Hamilton Holding Corp.(1)	24,259	471,352
		1,058,645
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Mattel, Inc.	15,870	403,574
MACHINERY — 2.6%
Altra Holdings, Inc.(1)	44,479	883,353
Harsco Corp.	53,380	1,511,721
Kaydon Corp.	63,026	2,566,419
		4,961,493
METALS & MINING — 1.0%
Newmont Mining Corp.	29,451	1,809,175
MULTILINE RETAIL — 0.4%
Target Corp.	13,280	798,526
MULTI-UTILITIES — 3.0%
Consolidated Edison, Inc.	12,530	621,112
PG&E Corp.	53,760	2,571,878
Wisconsin Energy Corp.	11,668	686,779
Xcel Energy, Inc.	78,543	1,849,688
		5,729,457
OIL, GAS & CONSUMABLE FUELS — 8.4%
Devon Energy Corp.	24,190	1,899,157
EOG Resources, Inc.	6,250	571,312
EQT Corp.	71,943	3,225,924
Imperial Oil Ltd.	133,990	5,468,485
Murphy Oil Corp.	26,130	1,947,991
Noble Energy, Inc.	8,620	742,010
Southwestern Energy Co.(1)	28,080	1,051,034
Spectra Energy Partners LP	30,980	1,017,693
		15,923,606
PAPER & FOREST PRODUCTS — 0.6%
MeadWestvaco Corp.	43,610	1,140,838
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.2%
Annaly Capital Management, Inc.	32,864	588,923
Capstead Mortgage Corp.	53,640	675,328
Government Properties Income Trust	73,574	1,971,047
Host Hotels & Resorts, Inc.	29,851	533,437
National Health Investors, Inc.	2,090	94,092
Piedmont Office Realty Trust, Inc., Class A	129,018	2,598,423
Weyerhaeuser Co.	72,836	1,378,785
		7,840,035
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.2%
Applied Materials, Inc.	195,510	2,746,916
Teradyne, Inc.(1)	100,110	1,405,544
		4,152,460
SOFTWARE — 0.5%
Cadence Design Systems, Inc.(1)	113,840	940,318
SPECIALTY RETAIL — 4.3%
Best Buy Co., Inc.	37,810	1,296,505
Lowe’s Cos., Inc.	169,440	4,249,555
Staples, Inc.	113,360	2,581,207
		8,127,267
THRIFTS & MORTGAGE FINANCE — 3.2%
Capitol Federal Financial, Inc.	61,504	732,513
Hudson City Bancorp., Inc.	199,190	2,537,681
People’s United Financial, Inc.	200,737	2,812,325
		6,082,519
TRADING COMPANIES & DISTRIBUTORS — 0.7%
Beacon Roofing Supply, Inc.(1)	73,150	1,307,190
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Rogers Communications, Inc., Class B	20,760	722,414
TOTAL COMMON STOCKS(Cost $153,900,832)		186,557,958

10

Shares	Value
Temporary Cash Investments — 1.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	6,327	$6,327
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $3,673,089), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $3,600,036)		3,600,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,606,327)		3,606,327
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $157,507,159)		190,164,285
OTHER ASSETS AND LIABILITIES — (0.9)%		(1,615,393)
TOTAL NET ASSETS — 100.0%		$188,548,892

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,409,280	CAD for USD	Bank of America	1/31/11	$4,432,551	$(27,786)

(Value on Settlement Date $4,404,765)

Notes to Schedule of Investments

CAD = Canadian Dollar
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $157,507,159)	$190,164,285
Receivable for investments sold	1,264,791
Receivable for capital shares sold	65,924
Dividends and interest receivable	393,344
191,888,344

Liabilities
Payable for investments purchased	3,054,057
Payable for capital shares redeemed	84,327
Unrealized loss on forward foreign currency exchange contracts	27,786
Accrued management fees	144,696
Distribution fees payable	28,586
3,339,452

Net Assets	$188,548,892

Net Assets Consist of:
Capital (par value and paid-in surplus)	$197,450,976
Accumulated net investment loss	(78,674)
Accumulated net realized loss	(41,452,927)
Net unrealized appreciation	32,629,517
$188,548,892

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$50,257,280	3,555,289	$14.14
Class II, $0.01 Par Value	$138,291,612	9,777,447	$14.14

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,448)	$6,474,829
Interest	6,119
6,480,948
Expenses:
Management fees	2,030,532
Distribution fees — Class II	441,875
Directors’ fees and expenses	11,786
Other expenses	71,255
2,555,448

Net investment income (loss)	3,925,500

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	49,157,656
Futures contract transactions	(4,475,322)
Foreign currency transactions	(90,210)
44,592,124
Change in net unrealized appreciation (depreciation) on:
Investments	(15,841,690)
Translation of assets and liabilities in foreign currencies	(126,350)
(15,968,040)

Net realized and unrealized gain (loss)	28,624,084

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,549,584

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$3,925,500	$4,723,123
Net realized gain (loss)	44,592,124	(11,012,245)
Change in net unrealized appreciation (depreciation)	(15,968,040)	74,965,267
Net increase (decrease) in net assets resulting from operations	32,549,584	68,676,145

Distributions to Shareholders
From net investment income:
Class I	(999,406)	(1,218,475)
Class II	(2,911,212)	(9,050,595)
Decrease in net assets from distributions	(3,910,618)	(10,269,070)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(140,101,058)	(23,150,968)

Net increase (decrease) in net assets	(111,462,092)	35,256,107

Net Assets
Beginning of period	300,010,984	264,754,877
End of period	$188,548,892	$300,010,984

Accumulated undistributed net investment income (loss)	$(78,674)	$11,953

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in equity securities of medium-sized market capitalization companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which primarily reflect capital loss carryovers that expired in the current year due to Internal Revenue Code limitations, were made to capital $(29,162,181), accumulated net investment loss $(105,509), and accumulated net realized loss $29,267,690.

As of December 31, 2010, the fund had accumulated capital losses of $(38,158,316), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the current capital loss carryovers are limited to utilization of $5,451,188 annually. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Capital loss carryovers of $(1,554,527) and $(36,603,789) expire in 2016 and 2017, respectively.

The fund has elected to treat $(107,260) of net currency losses incurred in the two-month period ended December 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

17

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.04% for the year ended December 31, 2010.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $310,070,931 and $451,953,587, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$165,936,161
Gross tax appreciation of investments	$24,444,600
Gross tax depreciation of investments	(216,476)
Net tax appreciation (depreciation) of investments	$24,228,124

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,565,763	$19,877,673	1,400,869	$14,296,111
Issued in reinvestment of distributions	76,248	999,406	145,042	1,218,475
Redeemed	(1,281,687)	(16,097,294)	(1,706,340)	(16,135,481)
	360,324	4,779,785	(160,429)	(620,895)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	4,525,333	57,894,444	6,021,278	58,222,142
Issued in reinvestment of distributions	222,035	2,911,212	1,085,378	9,050,595
Redeemed	(16,515,893)	(205,686,499)	(9,308,627)	(89,802,810)
	(11,768,525)	(144,880,843)	(2,201,971)	(22,530,073)
Net increase (decrease)	(11,408,201)	$(140,101,058)	(2,362,400)	$(23,150,968)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$174,705,179	—	—
Foreign Common Stocks	5,661,880	$6,190,899	—
Temporary Cash Investments	6,327	3,600,000	—
Total Value of Investment Securities	$180,373,386	$9,790,899	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(27,786)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$27,786

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(4,475,322)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(106,988)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(125,066)
		$(4,582,310)		$(125,066)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

21

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.12	$9.78	$12.94	$13.49	$11.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.19	0.23	0.18	0.19
Net Realized and Unrealized Gain (Loss)	2.03	2.55	(3.38)	(0.48)	2.16
Total From Investment Operations	2.31	2.74	(3.15)	(0.30)	2.35
Distributions
From Net Investment Income	(0.29)	(0.40)	(0.01)	(0.10)	(0.08)
From Net Realized Gains	—	—	—	(0.15)	(0.48)
Total Distributions	(0.29)	(0.40)	(0.01)	(0.25)	(0.56)
Net Asset Value, End of Period	$14.14	$12.12	$9.78	$12.94	$13.49

Total Return(2)	19.25%	29.94%	(24.35)%	(2.31)%	20.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.04%	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90%	1.91%	1.88%	1.33%	1.50%
Portfolio Turnover Rate	142%	172%	222%	195%	203%
Net Assets, End of Period (in thousands)	$50,257	$38,722	$32,801	$40,056	$30,201

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$12.13	$9.77	$12.95	$13.49	$11.69
Income From Investment Operations
Net Investment Income (Loss)(1)	0.21	0.18	0.20	0.16	0.16
Net Realized and Unrealized Gain (Loss)	2.07	2.56	(3.37)	(0.48)	2.18
Total From Investment Operations	2.28	2.74	(3.17)	(0.32)	2.34
Distributions
From Net Investment Income	(0.27)	(0.38)	(0.01)	(0.07)	(0.06)
From Net Realized Gains	—	—	—	(0.15)	(0.48)
Total Distributions	(0.27)	(0.38)	(0.01)	(0.22)	(0.54)
Net Asset Value, End of Period	$14.14	$12.13	$9.77	$12.95	$13.49

Total Return(2)	18.98%	29.80%	(24.51)%	(2.43)%	20.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.16%	1.16%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75%	1.76%	1.73%	1.18%	1.35%
Portfolio Turnover Rate	142%	172%	222%	195%	203%
Net Assets, End of Period (in thousands)	$138,292	$261,289	$231,954	$314,998	$21,470

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Mid Cap Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Mid Cap Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	36,140,953
	Against:	722,987
	Abstain:	2,322,306
	Broker Non-Vote:	0

Class II	For:	262,042,817
	Against:	7,461,945
	Abstain:	14,527,515
	Broker Non-Vote:	0

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years:  None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $3,910,618, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

The fund hereby designates $159,462, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31, 2010.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70484   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Ultra® Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	24

Other Information

Proxy Voting Results	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AVPUX	16.08%	1.35%	1.11%	5/1/01
Russell 1000 Growth Index	—	16.71%	3.75%	1.22%(1)	—
S&P 500 Index	—	15.06%	2.29%	2.00%(1)	—
Class II	AVPSX	15.82%	1.20%	2.10%	5/1/02
Class III	AVUTX	16.10%	1.35%	2.36%	5/13/02
(1)	Since April 30, 2001, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made May 1, 2001
*From 5/1/01, Class I’s inception date. Index data from 4/30/01, the date nearest Class I’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

VP Ultra returned 16.08%* in 2010, modestly trailing the 16.71% return of its benchmark, the Russell 1000 Growth Index, but outpacing the 15.06% return of the broad S&P 500 Index.

VP Ultra’s performance in 2010 reflected the strong gains for U.S. stocks in general and growth-oriented companies in particular. However, the fund lagged the Russell 1000 Growth Index for the year, primarily because price momentum and accelerating growth—two key factors in VP Ultra’s investment process—were out of favor for much of the year. Nonetheless, VP Ultra nearly kept pace with its benchmark index as favorable stock selection and prudent risk management helped the fund mitigate these performance headwinds.

Industrials Outperformed

By far, the best-performing sector in the portfolio—on both an absolute basis and relative to the Russell 1000 Growth Index—was the industrials sector, which returned more than 45% as a group. Virtually all of the outperformance versus the index in this sector resulted from an overweight position and strong stock selection among machinery manufacturers. In fact, three of the fund’s top five overall performance contributors came from this industry.

The best contributor was engine manufacturer Cummins, which benefited from stronger global demand—especially for its fuel-efficient engines—and a cyclical recovery in truck orders. The other two top contributors were mining equipment manufacturer Joy Global, which reported better-than-expected revenues and earnings as rising commodity prices boosted production in the mining industry, and industrial equipment maker Parker-Hannifin, which rallied on rising demand and cost-cutting measures that boosted overall profitability.

Technology Also Fared Well

Information technology, the fund’s largest sector weighting, also contributed favorably to relative results. Stock selection was most effective among semiconductor manufacturers, computer hardware makers, and internet software and services firms. The fund’s top overall performance contributor was Baidu, China’s leading online advertising and search firm, which returned more than 130% in 2010. The company benefited from the rapidly expanding internet presence of many Chinese companies, and also gained market share as competitor Google substantially reduced its presence in China.

Other notable winners among VP Ultra’s technology holdings included consumer electronics maker Apple and semiconductor company Altera, which makes programmable logic devices. Apple reported rapidly accelerating earnings thanks to the successful introduction of the iPad tablet computer and an upgraded release of its iPhone. Altera benefited from improving demand, particularly in China, and higher spending by wireless companies on network infrastructure.

*All fund returns referenced in this commentary are for Class I shares.

5

Financials and Materials Detracted

VP Ultra’s holdings in the financials and materials sectors contributed the most to the fund’s overall underperformance versus the Russell 1000 Growth Index. Several of the portfolio’s financial stocks, including investment bank Goldman Sachs and diversified financial services firm JPMorgan Chase, were adversely affected by uncertainty surrounding the impact of financial reform legislation in 2010. Goldman Sachs was further hurt by a fraud lawsuit filed by the Securities and Exchange Commission.

The most significant detractor in the financials sector was CME Group, which operates one of the largest and most diversified options and futures exchanges. Lower trading volumes on the exchange weighed on the company’s results, sending the stock price down. Asset manager Charles Schwab slumped as the low interest rate environment led to losses resulting from fee waivers on the company’s money market funds.

The underperformance in the materials sector resulted almost entirely from a single holding—agricultural products maker Monsanto. The company reported disappointing earnings as results were negatively impacted by increased competition for its Roundup herbicide and below-target sales for its new enhanced seeds. Another key detractor in this sector was fertilizer producer Mosaic, which fell as weaker demand and falling prices squeezed the company’s profit margins, and environmental disputes led to a preliminary injunction at one of its mines.

Other notable decliners elsewhere in the portfolio included design software maker Adobe Systems, biotechnology firm Gilead Sciences, and robotic surgical systems manufacturer Intuitive Surgical. Adobe tumbled after providing a weaker-than-expected outlook for the company over the last half of 2010. Gilead faced uncertainty regarding federal health care reform and lacked clarity for products in its drug pipeline. A slowdown in procedure growth and weaker-than-expected results in new overseas markets weighed on Intuitive Surgical’s stock price.

A Look Ahead

Although the economic outlook has become more promising in recent months, the economy still faces a number of obstacles to growth. Consumers continue to deleverage, the housing market remains in the doldrums, and the unemployment rate still hovers above 9%. It remains to be seen whether the Federal Reserve’s recent quantitative easing efforts will help reverse these trends.

Importantly, our investment process is not dependent on making macroeconomic predictions. We focus on selecting companies with enduring business franchises exhibiting accelerating fundamentals, positive relative strength, and reasonable valuations. We believe that stocks exhibiting these characteristics provide greater probability of outperforming the market over the long term.

6

Top Ten Holdings
% of net assets as of 12/31/10
Apple, Inc.	6.2%
Google, Inc., Class A	4.5%
Microsoft Corp.	2.6%
Schlumberger Ltd.	2.6%
Amazon.com, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Express Scripts, Inc.	2.3%
Gilead Sciences, Inc.	2.0%
Oracle Corp.	2.0%
Emerson Electric Co.	2.0%

Top Five Industries
% of net assets as of 12/31/10
Computers & Peripherals	7.8%
Software	7.7%
Machinery	7.1%
Oil, Gas & Consumable Fuels	6.4%
Internet Software & Services	6.1%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	92.4%
Foreign Common Stocks*	8.4%
Total Common Stocks	100.8%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(1.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,269.30	$5.78	1.01%
Class II	$1,000	$1,267.80	$6.63	1.16%
Class III	$1,000	$1,269.60	$5.78	1.01%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%
Class III	$1,000	$1,020.11	$5.14	1.01%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 100.8%
AEROSPACE & DEFENSE — 1.8%
General Dynamics Corp.	61,710	$4,378,942
BEVERAGES — 0.4%
Coca-Cola Co. (The)	13,460	885,264
BIOTECHNOLOGY — 3.7%
Alexion Pharmaceuticals, Inc.(1)	22,800	1,836,540
Celgene Corp.(1)	37,100	2,194,094
Gilead Sciences, Inc.(1)	140,960	5,108,390
		9,139,024
CAPITAL MARKETS — 0.9%
BlackRock, Inc.	1,400	266,812
Charles Schwab Corp. (The)	120,860	2,067,915
		2,334,727
CHEMICALS — 4.0%
Monsanto Co.	49,980	3,480,607
Nalco Holding Co.	82,970	2,650,062
Potash Corp. of Saskatchewan, Inc.	18,100	2,802,423
RPM International, Inc.	45,090	996,489
		9,929,581
COMMUNICATIONS EQUIPMENT — 3.5%
Cisco Systems, Inc.(1)	186,370	3,770,265
QUALCOMM, Inc.	99,150	4,906,934
		8,677,199
COMPUTERS & PERIPHERALS — 7.8%
Apple, Inc.(1)	48,140	15,528,038
EMC Corp.(1)	154,050	3,527,745
Hewlett-Packard Co.	9,370	394,477
		19,450,260
CONSUMER FINANCE — 0.9%
American Express Co.	52,980	2,273,902
DIVERSIFIED FINANCIAL SERVICES — 2.4%
CME Group, Inc.	10,780	3,468,465
JPMorgan Chase & Co.	60,500	2,566,410
		6,034,875
ELECTRICAL EQUIPMENT — 5.4%
ABB Ltd.(1)	71,840	1,604,436
ABB Ltd. ADR(1)	96,390	2,163,955
Cooper Industries plc	62,890	3,665,858
Emerson Electric Co.	88,870	5,080,698
Polypore International, Inc.(1)	23,299	948,968
		13,463,915
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Dolby Laboratories, Inc., Class A(1)	27,751	1,850,992
ENERGY EQUIPMENT & SERVICES — 3.8%
Cameron International Corp.(1)	43,790	2,221,467
Core Laboratories NV	8,800	783,640
Schlumberger Ltd.	78,110	6,522,185
		9,527,292
FOOD & STAPLES RETAILING — 2.8%
Costco Wholesale Corp.	64,130	4,630,827
Wal-Mart Stores, Inc.	44,200	2,383,706
		7,014,533
FOOD PRODUCTS — 2.5%
Hershey Co. (The)	39,730	1,873,270
Mead Johnson Nutrition Co.	24,690	1,536,952
Nestle SA	47,920	2,807,035
		6,217,257
HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Edwards Lifesciences Corp.(1)	15,860	1,282,122
Intuitive Surgical, Inc.(1)	11,090	2,858,448
Varian Medical Systems, Inc.(1)	27,390	1,897,579
		6,038,149
HEALTH CARE PROVIDERS & SERVICES — 3.5%
Express Scripts, Inc.(1)	105,860	5,721,733
Medco Health Solutions, Inc.(1)	8,390	514,055
UnitedHealth Group, Inc.	72,210	2,607,503
		8,843,291
HOTELS, RESTAURANTS & LEISURE — 3.9%
Chipotle Mexican Grill, Inc.(1)	7,950	1,690,647
Marriott International, Inc., Class A	73,930	3,071,052
McDonald’s Corp.	65,950	5,062,322
		9,824,021
INSURANCE — 1.5%
MetLife, Inc.	81,730	3,632,081
INTERNET & CATALOG RETAIL — 3.5%
Amazon.com, Inc.(1)	35,140	6,325,200
Netflix, Inc.(1)	14,090	2,475,613
		8,800,813

9

Shares	Value
INTERNET SOFTWARE & SERVICES — 6.1%
Baidu, Inc. ADR(1)	24,110	$2,327,338
Google, Inc., Class A(1)	18,840	11,190,395
Tencent Holdings Ltd.	84,300	1,831,807
		15,349,540
IT SERVICES — 1.1%
MasterCard, Inc., Class A	12,060	2,702,767
LEISURE EQUIPMENT & PRODUCTS — 1.3%
Hasbro, Inc.	70,530	3,327,605
MACHINERY — 7.1%
Cummins, Inc.	37,320	4,105,573
Donaldson Co., Inc.	25,710	1,498,379
Joy Global, Inc.	57,130	4,956,027
Parker-Hannifin Corp.	47,670	4,113,921
WABCO Holdings, Inc.(1)	35,500	2,163,015
Wabtec Corp.	17,900	946,731
		17,783,646
METALS & MINING — 2.5%
BHP Billiton Ltd. ADR	25,610	2,379,681
Freeport-McMoRan Copper & Gold, Inc.	33,030	3,966,573
		6,346,254
MULTILINE RETAIL — 1.3%
Kohl’s Corp.(1)	57,420	3,120,203
OIL, GAS & CONSUMABLE FUELS — 6.4%
EOG Resources, Inc.	24,450	2,234,975
Exxon Mobil Corp.	83,080	6,074,810
Newfield Exploration Co.(1)	34,130	2,461,114
Occidental Petroleum Corp.	42,090	4,129,029
Southwestern Energy Co.(1)	25,740	963,448
		15,863,376
PHARMACEUTICALS — 1.7%
Teva Pharmaceutical Industries Ltd. ADR	82,980	4,325,747
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.5%
Altera Corp.	76,350	2,716,533
Linear Technology Corp.	104,290	3,607,391
Microchip Technology, Inc.	72,840	2,491,856
		8,815,780
SOFTWARE — 7.7%
Adobe Systems, Inc.(1)	86,870	2,673,858
Electronic Arts, Inc.(1)	153,210	2,509,580
Microsoft Corp.	233,820	6,528,254
NetSuite, Inc.(1)	14,605	365,125
Oracle Corp.	162,960	5,100,648
VMware, Inc., Class A(1)	23,770	2,113,391
		19,290,856
SPECIALTY RETAIL — 3.3%
J. Crew Group, Inc.(1)	7,490	323,119
O’Reilly Automotive, Inc.(1)	20,960	1,266,403
Tiffany & Co.	58,680	3,654,004
TJX Cos., Inc. (The)	65,860	2,923,525
		8,167,051
TEXTILES, APPAREL & LUXURY GOODS — 1.4%
NIKE, Inc., Class B	40,730	3,479,157
TOBACCO — 2.0%
Philip Morris International, Inc.	85,920	5,028,898
TOTAL COMMON STOCKS (Cost $163,001,337)		251,916,998
Temporary Cash Investments — 0.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	83,063	83,063
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $1,428,424), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $1,400,014)		1,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,483,063)		1,483,063
TOTAL INVESTMENT SECURITIES — 101.4%(Cost $164,484,400)		253,400,061
OTHER ASSETS AND LIABILITIES — (1.4)%		(3,466,306)
TOTAL NET ASSETS — 100.0%		$249,933,755

10

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (loss)
3,171,611	CHF for USD	UBS AG	1/31/11	$3,393,077	$(54,219)

(Value on Settlement Date $3,338,858)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $164,484,400)	$253,400,061
Receivable for capital shares sold	81,840
Dividends and interest receivable	180,488
253,662,389

Liabilities
Disbursements in excess of demand deposit cash	14,602
Payable for investments purchased	160,568
Payable for capital shares redeemed	3,256,958
Unrealized loss on forward foreign currency exchange contracts	54,219
Accrued management fees	195,913
Distribution fees payable	46,374
3,728,634

Net Assets	$249,933,755

Net Assets Consist of:
Capital (par value and paid-in surplus)	$228,974,542
Undistributed net investment income	32,371
Accumulated net realized loss	(67,939,614)
Net unrealized appreciation	88,866,456
$249,933,755

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$33,473,221	3,569,711	$9.38
Class II, $0.01 Par Value	$215,585,896	23,231,677	$9.28
Class III, $0.01 Par Value	$874,638	93,358	$9.37

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,396)	$ 2,920,978
Interest	2,919
2,923,897

Expenses:
Management fees	2,163,638
Distribution fees — Class II	514,145
Directors’ fees and expenses	13,349
Other expenses	22,781
2,713,913

Net investment income (loss)	209,984

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,592,739
Foreign currency transactions	(170,773)
11,421,966

Change in net unrealized appreciation (depreciation) on:
Investments	24,704,796
Translation of assets and liabilities in foreign currencies	(53,095)
24,651,701

Net realized and unrealized gain (loss)	36,073,667

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,283,651

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 209,984	$ 1,176,837
Net realized gain (loss)	11,421,966	(19,569,999)
Change in net unrealized appreciation (depreciation)	24,651,701	85,492,023
Net increase (decrease) in net assets resulting from operations	36,283,651	67,098,861

Distributions to Shareholders
From net investment income:
Class I	(160,050)	(257,506)
Class II	(738,744)	(333,038)
Class III	(4,380)	(2,279)
Decrease in net assets from distributions	(903,174)	(592,823)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(33,985,057)	(83,240,122)

Redemption Fees
Increase in net assets from redemption fees	—	593

Net increase (decrease) in net assets	1,395,420	(16,733,491)

Net Assets
Beginning of period	248,538,335	265,271,826
End of period	$249,933,755	$248,538,335

Undistributed net investment income	$32,371	$896,334

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value over time.

The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

16

As of December 31, 2010, the fund had accumulated capital losses of $(61,244,699), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(27,763,530) and $(33,481,169) expire in 2016 and 2017, respectively.

The fund has elected to treat $(21,848) of net currency losses incurred in the two-month period ended December 31, 2010, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the year ended December 31, 2010 was 1.00%, 0.90% and 1.00% for Class I, Class II and
Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended December 31, 2010.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

17

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $65,022,945 and $99,488,193, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$171,179,315
Gross tax appreciation of investments	$83,414,467
Gross tax depreciation of investments	(1,193,721)
Net tax appreciation (depreciation) of investments	$82,220,746

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	616,487	$ 5,113,680	829,983	$ 5,634,510
Issued in reinvestment of distributions	18,830	160,050	49,142	257,506
Redeemed	(927,410)	(7,655,171)	(10,983,924)	(69,100,163)
	(292,093)	(2,381,441)	(10,104,799)	(63,208,147)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	2,380,342	19,136,436	3,455,024	23,554,006
Issued in reinvestment of distributions	87,737	738,744	64,169	333,038
Redeemed	(6,137,629)	(51,325,569)	(6,635,212)	(43,869,922)
	(3,669,550)	(31,450,389)	(3,116,019)	(19,982,878)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	19,824	180,187	25,840	182,809
Issued in reinvestment of distributions	516	4,380	436	2,279
Redeemed	(41,643)	(337,794)	(33,894)	(234,185)
	(21,303)	(153,227)	(7,618)	(49,097)
Net increase (decrease)	(3,982,946)	$(33,985,057)	(13,228,436)	$(83,240,122)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$230,890,936	—	—
Foreign Common Stocks	14,782,784	$6,243,278	—
Temporary Cash Investments	83,063	1,400,000	—
Total Value of Investment Securities	$245,756,783	$7,643,278	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(54,219)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

19

The value of foreign currency risk derivative instruments as of December 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $54,219 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(170,403) in net realized gain (loss) on foreign currency transactions and $(56,881) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

20

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.12	$6.06	$12.15	$10.04	$10.38
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.04	0.03	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	1.28	2.04	(4.57)	2.06	(0.33)
Total From Investment Operations	1.30	2.08	(4.54)	2.11	(0.34)
Distributions
From Net Investment Income	(0.04)	(0.02)	—	—	—
From Net Realized Gains	—	—	(1.55)	—	—
Total Distributions	(0.04)	(0.02)	(1.55)	—	—
Net Asset Value, End of Period	$9.38	$8.12	$6.06	$12.15	$10.04

Total Return(2)	16.08%	34.48%	(41.48)%	21.02%	(3.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.02%	1.01%	1.01%	1.01%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	0.61%	0.37%	0.30%	(0.06)%
Portfolio Turnover Rate	28%	50%	171%	137%	118%
Net Assets, End of Period (in thousands)	$33,473	$31,366	$84,596	$102,789	$104,270

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.04	$5.99	$12.06	$9.98	$10.33
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	0.03	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	1.26	2.03	(4.54)	2.07	(0.33)
Total From Investment Operations	1.27	2.06	(4.52)	2.08	(0.35)
Distributions
From Net Investment Income	(0.03)	(0.01)	—	—	—
From Net Realized Gains	—	—	(1.55)	—	—
Total Distributions	(0.03)	(0.01)	(1.55)	—	—
Net Asset Value, End of Period	$9.28	$8.04	$5.99	$12.06	$9.98

Total Return(2)	15.82%	34.52%	(41.65)%	20.84%	(3.39)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17%	1.16%	1.16%	1.16%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.46%	0.22%	0.15%	(0.21)%
Portfolio Turnover Rate	28%	50%	171%	137%	118%
Net Assets, End of Period (in thousands)	$215,586	$216,242	$179,936	$311,537	$524,005

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.11	$6.05	$12.14	$10.03	$10.37
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.04	0.03	0.06	(0.01)
Net Realized and Unrealized Gain (Loss)	1.28	2.04	(4.57)	2.05	(0.33)
Total From Investment Operations	1.30	2.08	(4.54)	2.11	(0.34)
Distributions
From Net Investment Income	(0.04)	(0.02)	—	—	—
From Net Realized Gains	—	—	(1.55)	—	—
Total Distributions	(0.04)	(0.02)	(1.55)	—	—
Net Asset Value, End of Period	$9.37	$8.11	$6.05	$12.14	$10.03

Total Return(2)	16.10%	34.54%	(41.52)%	21.04%	(3.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.02%	1.01%	1.01%	1.01%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	0.61%	0.37%	0.30%	(0.06)%
Portfolio Turnover Rate	28%	50%	171%	137%	118%
Net Assets, End of Period (in thousands)	$875	$930	$740	$2,364	$1,980

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Ultra Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Ultra Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	29,459,127
	Against:	1,261,598
	Abstain:	1,059,474
	Broker Non-Vote:	0

Class II	For:	198,431,581
	Against:	6,449,214
	Abstain:	12,033,276
	Broker Non-Vote:	0

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

26

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

27

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $903,174, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70480   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	25

Other Information

Proxy Voting Results	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

    By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	13.42%	2.30%	5.51%	7.71%	5/1/96
Russell 3000 Value Index	—	16.23%	1.45%	3.63%	7.49%(1)	—
S&P 500 Index	—	15.06%	2.29%	1.41%	6.44%(1)	—
Lipper Multi-Cap Value Funds Index	—	14.54%	0.93%	3.56%	6.47%(1)	—
Class II	AVPVX	13.04%	2.13%	—	4.75%	8/14/01
Class III	AVPTX	13.42%	2.30%	—	5.07%	5/6/02

(1)	Since April 30, 1996, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2000

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.97%	1.12%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value returned 13.42%* for the 12 months ended December 31, 2010. By comparison, its benchmark, the Russell 3000 Value Index, returned 16.23%. The Lipper Multi-Cap Value Funds Index returned 14.54%, while the average return for Morningstar’s U.S. Insurance Fund Large Cap Value category (its performance, like VP Value’s, reflects operating expenses) was 13.92%**. The broader market, as measured by the S&P 500 Index, returned 15.06%. (The portfolio’s returns reflect operating expenses, while the indices’ returns do not.)

The stock market posted double-digit gains for the one-year reporting period, its second-straight annual increase (as described in the Market Perspective on page 2). Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Corporate earnings remained solid but the low rate of economic growth failed to jump-start hiring. Consumers modestly increased their spending, and inflation was benign. As fears of a double-dip recession eased, investors generally favored higher-risk stocks. They sought out higher-yielding securities because of very low interest rates. Against this backdrop, growth stocks beat their value counterparts across the capitalization spectrum. Nevertheless, VP Value received positive results in absolute terms from all ten of the sectors in which it was invested. Relative to the benchmark, the portfolio was hampered by its investments in the energy and consumer discretionary sectors. Investments in the utilities and financials sectors enhanced results.

Energy Slowed Performance

Although an overweight to the strongly performing energy sector boosted results, the portfolio was hindered by security selection among large, integrated oil and gas companies.  A top detractor was Total S.A., which is not represented in the benchmark. Investors have been disappointed with the company’s operational performance. Its stock also traded down because of weakness in the euro.

Consumer Discretionary Detracted

In the consumer discretionary sector, the portfolio’s relative performance was a question of what it didn’t own rather than what it did. An underweight in the media industry slowed progress. VP Value was also hampered by investments among hotel, restaurant, and leisure stocks. Notable detractors were International Speedway and Speedway Motorsports. During the recession, both racetrack operators struggled with lower attendance at NASCAR events and a decline in corporate sponsorship. Their managements have also been unable to cut costs enough to offset the weaker demand.

5

The specialty retailing segment’s notable detractor was Lowe’s Companies. Although the home-improvement retailer reported better comparable store sales and stabilizing trends in big ticket sales, the stock performed poorly on concerns about the drawn-out economic recovery, lackluster consumer spending, and renewed softening in the housing market.

Utilities Enhanced Results

An underweight in utilities, the second-weakest sector in the benchmark, enhanced relative results. Security selection also contributed. The portfolio benefited from our preference for higher-quality utilities, such as regulated utilities like Westar Energy and Wisconsin Energy Corp, which have stable business models. VP Value also held no independent power producers, which we consider to have lower-quality business models. The segment declined more than 10% in the Russell 3000 Value Index.

Financials Contributed to Performance

An underweight position and strong stock selection in financials contributed to VP Value’s relative results. In particular, the portfolio benefited from our focus on the less-volatile names in the insurance industry, such as Berkshire Hathaway. The conglomerate, which owns GEICO Insurance and is managed by Warren Buffett, performed well during the period. In our opinion, it is a stable company with good prospects.

Marsh & McLennan Companies was another significant contributor. The global insurance broker reported an increase in profits, announced the sale of its risk consulting unit, and resolved a lawsuit related to its investment consulting division.

Although an overweight in the capital markets segment dampened performance, the portfolio benefited from effective stock selection. A key contributor was asset manager Ameriprise, which announced strong earnings.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2010, we see opportunities in health care and consumer staples, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, utilities, and energy stocks.

6

Top Ten Holdings
% of net assets as of 12/31/10
JPMorgan Chase & Co.	3.7%
Johnson & Johnson	3.2%
Chevron Corp.	3.1%
AT&T, Inc.	2.9%
General Electric Co.	2.8%
Pfizer, Inc.	2.7%
Procter & Gamble Co. (The)	2.3%
U.S. Bancorp.	2.1%
Beckman Coulter, Inc.	2.1%
Total SA	2.1%

Top Five Industries
% of net assets as of 12/31/10
Oil, Gas & Consumable Fuels	11.7%
Pharmaceuticals	9.1%
Insurance	8.8%
Health Care Equipment & Supplies	5.8%
Diversified Financial Services	5.7%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	90.5%
Foreign Common Stocks*	7.3%
Total Common Stocks	97.8%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.1)%
* Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,201.70	$5.38	0.97%
Class II	$1,000	$1,198.30	$6.21	1.12%
Class III	$1,000	$1,201.70	$5.38	0.97%
Hypothetical
Class I	$1,000	$1,020.32	$4.94	0.97%
Class II	$1,000	$1,019.56	$5.70	1.12%
Class III	$1,000	$1,020.32	$4.94	0.97%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 97.8%
AEROSPACE & DEFENSE — 0.5%
Northrop Grumman Corp.	66,999	$4,340,195
AIR FREIGHT & LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	32,628	2,368,140
AIRLINES — 0.1%
Southwest Airlines Co.	55,659	722,454
AUTOMOBILES — 1.7%
General Motors Co.(1)	84,458	3,113,122
Honda Motor Co. Ltd.	89,100	3,521,556
Toyota Motor Corp.	175,900	6,926,805
		13,561,483
BEVERAGES — 0.9%
PepsiCo, Inc.	110,522	7,220,402
CAPITAL MARKETS — 5.7%
Bank of New York Mellon Corp. (The)	61,842	1,867,628
Charles Schwab Corp. (The)	233,638	3,997,546
Franklin Resources, Inc.	21,804	2,424,823
Goldman Sachs Group, Inc. (The)	62,298	10,476,032
Morgan Stanley	131,412	3,575,720
Northern Trust Corp.	287,814	15,947,774
State Street Corp.	152,979	7,089,047
		45,378,570
COMMERCIAL BANKS — 4.5%
Comerica, Inc.	170,755	7,212,691
Commerce Bancshares, Inc.	100,637	3,998,308
M&T Bank Corp.	13,854	1,205,991
PNC Financial Services Group, Inc.	62,117	3,771,744
U.S. Bancorp.	639,253	17,240,654
Wells Fargo & Co.	91,666	2,840,729
		36,270,117
COMMERCIAL SERVICES & SUPPLIES — 3.1%
Avery Dennison Corp.	37,853	1,602,696
Cintas Corp.	123,152	3,443,330
Republic Services, Inc.	458,968	13,704,784
Waste Management, Inc.	174,395	6,429,944
		25,180,754
COMMUNICATIONS EQUIPMENT — 0.5%
Cisco Systems, Inc.(1)	161,823	3,273,679
Nokia Oyj ADR	109,801	1,133,147
		4,406,826
COMPUTERS & PERIPHERALS — 1.2%
Diebold, Inc.	58,187	1,864,893
Hewlett-Packard Co.	150,515	6,336,682
QLogic Corp.(1)	88,918	1,513,384
		9,714,959
CONSTRUCTION MATERIALS — 0.1%
Vulcan Materials Co.	24,956	1,107,048
CONTAINERS & PACKAGING — 0.4%
Bemis Co., Inc.	108,830	3,554,388
DISTRIBUTORS — 0.1%
Genuine Parts Co.	20,316	1,043,023
DIVERSIFIED FINANCIAL SERVICES — 5.7%
Bank of America Corp.	1,185,158	15,810,008
JPMorgan Chase & Co.	694,053	29,441,728
McGraw-Hill Cos., Inc. (The)	20,974	763,663
		46,015,399
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.4%
AT&T, Inc.	804,341	23,631,539
Qwest Communications International, Inc.	228,053	1,735,483
Verizon Communications, Inc.	279,837	10,012,568
		35,379,590
ELECTRIC UTILITIES — 2.6%
American Electric Power Co., Inc.	120,603	4,339,296
IDACORP, Inc.	77,128	2,852,193
NV Energy, Inc.	119,899	1,684,581
Westar Energy, Inc.	490,504	12,341,081
		21,217,151
ELECTRICAL EQUIPMENT — 1.5%
Emerson Electric Co.	20,216	1,155,749
Hubbell, Inc., Class B	108,326	6,513,642
Thomas & Betts Corp.(1)	93,599	4,520,832
		12,190,223
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Molex, Inc.	187,920	4,269,542
ENERGY EQUIPMENT & SERVICES — 0.3%
Baker Hughes, Inc.	35,652	2,038,225
FOOD & STAPLES RETAILING — 2.4%
CVS Caremark Corp.	254,864	8,861,621
Wal-Mart Stores, Inc.	195,566	10,546,875
		19,408,496

9

Shares	Value
FOOD PRODUCTS — 4.8%
ConAgra Foods, Inc.	409,444	$9,245,246
H.J. Heinz Co.	47,774	2,362,902
Kellogg Co.	125,925	6,432,249
Kraft Foods, Inc., Class A	486,019	15,314,459
Unilever NV CVA	166,739	5,191,550
		38,546,406
HEALTH CARE EQUIPMENT & SUPPLIES — 5.8%
Beckman Coulter, Inc.	220,620	16,597,243
Boston Scientific Corp.(1)	795,627	6,022,896
CareFusion Corp.(1)	258,166	6,634,866
Covidien plc	64,873	2,962,101
Medtronic, Inc.	112,509	4,172,959
Zimmer Holdings, Inc.(1)	183,962	9,875,080
		46,265,145
HEALTH CARE PROVIDERS & SERVICES — 2.4%
Aetna, Inc.	163,208	4,979,476
CIGNA Corp.	83,194	3,049,892
LifePoint Hospitals, Inc.(1)	104,306	3,833,246
UnitedHealth Group, Inc.	202,463	7,310,939
		19,173,553
HOTELS, RESTAURANTS & LEISURE — 1.3%
International Game Technology	22,910	405,278
International Speedway Corp., Class A	220,510	5,770,747
Speedway Motorsports, Inc.	264,133	4,046,517
		10,222,542
HOUSEHOLD DURABLES — 0.7%
Toll Brothers, Inc.(1)	99,341	1,887,479
Whirlpool Corp.	37,684	3,347,470
		5,234,949
HOUSEHOLD PRODUCTS — 3.6%
Kimberly-Clark Corp.	171,600	10,817,664
Procter & Gamble Co. (The)	282,736	18,188,407
		29,006,071
INDUSTRIAL CONGLOMERATES — 3.2%
General Electric Co.	1,210,028	22,131,412
Tyco International Ltd.	84,479	3,500,810
		25,632,222
INSURANCE — 8.8%
ACE Ltd.	98,722	6,145,445
Allstate Corp. (The)	216,563	6,904,028
Aon Corp.	134,839	6,203,942
Berkshire Hathaway, Inc., Class A(1)	98	11,804,100
Chubb Corp. (The)	41,622	2,482,336
HCC Insurance Holdings, Inc.	229,330	6,636,810
Marsh & McLennan Cos., Inc.	546,300	14,935,842
Prudential Financial, Inc.	30,896	1,813,904
Transatlantic Holdings, Inc.	115,406	5,957,258
Travelers Cos., Inc. (The)	132,922	7,405,085
		70,288,750
IT SERVICES — 0.3%
Automatic Data Processing, Inc.	51,379	2,377,820
MEDIA — 0.3%
Omnicom Group, Inc.	5,249	240,404
Walt Disney Co. (The)	49,559	1,858,958
		2,099,362
METALS & MINING — 0.7%
Barrick Gold Corp.	49,775	2,647,034
Newmont Mining Corp.	46,846	2,877,750
		5,524,784
MULTILINE RETAIL — 0.2%
Target Corp.	32,527	1,955,849
MULTI-UTILITIES — 2.1%
PG&E Corp.	115,803	5,540,015
Wisconsin Energy Corp.	71,696	4,220,027
Xcel Energy, Inc.	290,500	6,841,275
		16,601,317
OIL, GAS & CONSUMABLE FUELS — 11.7%
BP plc	304,466	2,209,933
BP plc ADR	19,147	845,723
Chevron Corp.	268,402	24,491,682
ConocoPhillips	106,956	7,283,704
Devon Energy Corp.	62,038	4,870,603
EQT Corp.	263,514	11,815,968
Exxon Mobil Corp.	213,930	15,642,562
Imperial Oil Ltd.	162,992	6,652,132
Southwestern Energy Co.(1)	23,777	889,973
Total SA	312,906	16,579,104
Valero Energy Corp.	108,682	2,512,728
		93,794,112
PAPER & FOREST PRODUCTS — 0.2%
MeadWestvaco Corp.	58,312	1,525,442
PHARMACEUTICALS — 9.1%
Bristol-Myers Squibb Co.	208,671	5,525,608
Eli Lilly & Co.	160,515	5,624,445
Johnson & Johnson	414,947	25,664,472
Merck & Co., Inc.	392,491	14,145,376
Pfizer, Inc.	1,245,215	21,803,715
		72,763,616

10

Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.2%
Annaly Capital Management, Inc.	103,425	$1,853,376
Host Hotels & Resorts, Inc.	66,763	1,193,055
Weyerhaeuser Co.	358,207	6,780,858
		9,827,289
ROAD & RAIL(2)
Heartland Express, Inc.	18,441	295,425
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
Applied Materials, Inc.	523,386	7,353,573
Intel Corp.	321,504	6,761,229
		14,114,802
SPECIALTY RETAIL — 2.3%
Lowe’s Cos., Inc.	530,012	13,292,701
Staples, Inc.	235,114	5,353,546
		18,646,247
THRIFTS & MORTGAGE FINANCE — 0.8%
Hudson City Bancorp., Inc.	480,972	6,127,583
TOTAL COMMON STOCKS (Cost $697,040,524)		785,410,271
Temporary Cash Investments — 2.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	30,714	30,714
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $18,671,536), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $18,300,183)		18,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,330,714)		18,330,714
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $715,371,238)		803,740,985
OTHER ASSETS AND LIABILITIES — (0.1)%		(822,540)
TOTAL NET ASSETS — 100.0%		$802,918,445

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,889,760	CAD for USD	Bank of America	1/31/11	$4,915,567	$(30,814)
13,131,465	EUR for USD	UBS AG	1/31/11	17,547,577	(302,943)
1,493,340	GBP for USD	Bank of America	1/31/11	2,327,863	(29,725)
646,306,125	JPY for USD	Bank of America	1/31/11	7,962,949	(85,394)
				$32,753,956	$(448,876)

(Value on Settlement Date $32,305,080)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CVA = Certificaten Van Aandelen

EUR = Euro

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1)	Non-income producing.

(2)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $715,371,238)	$803,740,985
Receivable for investments sold	2,152,413
Receivable for capital shares sold	722,757
Dividends and interest receivable	1,822,665
808,438,820

Liabilities
Payable for investments purchased	3,481,054
Payable for capital shares redeemed	782,900
Unrealized loss on forward foreign currency exchange contracts	448,876
Accrued management fees	716,253
Distribution fees payable	91,292
5,520,375

Net Assets	$802,918,445

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,206,610,110
Undistributed net investment income	2,742,319
Accumulated net realized loss	(494,355,591)
Net unrealized appreciation	87,921,607
$802,918,445

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$385,638,364	65,823,494	$5.86
Class II, $0.01 Par Value	$409,296,139	69,787,324	$5.86
Class III, $0.01 Par Value	$7,983,942	1,362,689	$5.86

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $283,182)	$34,159,342
Interest	22,451
34,181,793
Expenses:
Management fees	10,039,054
Distribution fees — Class II	1,147,597
Directors’ fees and expenses	47,517
Other expenses	94,088
11,328,256

Net investment income (loss)	22,853,537

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	86,298,819
Futures contract transactions	218,516
Foreign currency transactions	2,655,063
89,172,398

Change in net unrealized appreciation (depreciation) on:
Investments	18,531,397
Translation of assets and liabilities in foreign currencies	(950,396)
17,581,001

Net realized and unrealized gain (loss)	106,753,399

Net Increase (Decrease) in Net Assets Resulting from Operations	$129,606,936

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$22,853,537	$24,106,181
Net realized gain (loss)	89,172,398	(164,775,824)
Change in net unrealized appreciation (depreciation)	17,581,001	318,847,799
Net increase (decrease) in net assets resulting from operations	129,606,936	178,178,156

Distributions to Shareholders
From net investment income:
Class I	(12,210,520)	(40,233,300)
Class II	(9,009,199)	(23,327,239)
Class III	(143,522)	(327,580)
Decrease in net assets from distributions	(21,363,241)	(63,888,119)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(464,817,747)	(201,122,799)

Redemption Fees
Increase in net assets from redemption fees	3,796	1,050

Net increase (decrease) in net assets	(356,570,256)	(86,831,712)

Net Assets
Beginning of period	1,159,488,701	1,246,320,413
End of period	$802,918,445	$1,159,488,701

Undistributed net investment income	$2,742,319	$824,278

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objective by investing primarily in equity securities of companies of all sizes that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2010, the fund had accumulated capital losses of $(459,830,430), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(239,785,091) and $(220,045,339) expire in 2016 and 2017, respectively.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the year ended December 31, 2010 was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

17

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $730,418,764 and $1,191,505,232, respectively.

For the year ended December 31, 2010, the fund incurred net realized gains of $33,793,929 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$750,345,274
Gross tax appreciation of investments	$87,450,005
Gross tax depreciation of investments	(34,054,294)
Net tax appreciation (depreciation) of investments	$53,395,711

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	10,718,650	$58,378,637	8,253,332	$36,982,836
Issued in reinvestment of distributions	2,229,670	12,210,520	9,462,616	40,233,300
Redeemed	(74,540,998)	(418,883,588)	(60,594,222)	(259,611,680)
	(61,592,678)	(348,294,431)	(42,878,274)	(182,395,544)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,755,002	31,208,735	8,020,338	35,764,160
Issued in reinvestment of distributions	1,633,801	9,009,199	5,444,889	23,327,239
Redeemed	(28,414,505)	(158,068,799)	(17,296,781)	(77,173,987)
	(21,025,702)	(117,850,865)	(3,831,554)	(18,082,588)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	898,747	4,936,667	405,931	1,804,468
Issued in reinvestment of distributions	25,859	143,522	76,720	327,580
Redeemed	(706,538)	(3,752,640)	(660,356)	(2,776,715)
	218,068	1,327,549	(177,705)	(644,667)
Net increase (decrease)	(82,400,312)	$(464,817,747)	(46,887,533)	$(201,122,799)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$727,094,931	—	—
Foreign Common Stocks	17,234,260	$41,081,080	—
Temporary Cash Investments	30,714	18,300,000	—
Total Value of Investment Securities	$744,359,905	$59,381,080	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(448,876)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2010

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$448,876

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations		Location on Statement of Operations
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$218,516	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,702,632	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(950,562)
		$2,921,148		$(950,562)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

21

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.28	$4.68	$7.47	$8.74	$8.20
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.11	0.14	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.58	0.75	(1.93)	(0.54)	1.26
Total From Investment Operations	0.70	0.86	(1.79)	(0.41)	1.39
Distributions
From Net Investment Income	(0.12)	(0.26)	(0.16)	(0.14)	(0.12)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)
Total Distributions	(0.12)	(0.26)	(1.00)	(0.86)	(0.85)
Net Asset Value, End of Period	$5.86	$5.28	$4.68	$7.47	$8.74

Total Return(2)	13.42%	19.86%	(26.78)%	(5.14)%	18.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98%	0.97%	0.95%	0.93%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.16%	2.31%	2.46%	1.65%	1.58%
Portfolio Turnover Rate	69%	54%	111%	152%	132%
Net Assets, End of Period (in thousands)	$385,638	$673,058	$797,196	$1,470,148	$1,971,620

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.29	$4.68	$7.46	$8.73	$8.19
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.10	0.14	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.57	0.76	(1.93)	(0.54)	1.25
Total From Investment Operations	0.68	0.86	(1.79)	(0.42)	1.37
Distributions
From Net Investment Income	(0.11)	(0.25)	(0.15)	(0.13)	(0.10)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)
Total Distributions	(0.11)	(0.25)	(0.99)	(0.85)	(0.83)
Net Asset Value, End of Period	$5.86	$5.29	$4.68	$7.46	$8.73

Total Return(2)	13.04%	19.72%	(26.80)%	(5.31)%	18.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.13%	1.12%	1.10%	1.08%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.01%	2.16%	2.31%	1.50%	1.43%
Portfolio Turnover Rate	69%	54%	111%	152%	132%
Net Assets, End of Period (in thousands)	$409,296	$480,382	$442,933	$765,324	$840,512

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.28	$4.68	$7.47	$8.74	$8.20
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.11	0.14	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.58	0.75	(1.93)	(0.54)	1.26
Total From Investment Operations	0.70	0.86	(1.79)	(0.41)	1.39
Distributions
From Net Investment Income	(0.12)	(0.26)	(0.16)	(0.14)	(0.12)
From Net Realized Gains	—	—	(0.84)	(0.72)	(0.73)
Total Distributions	(0.12)	(0.26)	(1.00)	(0.86)	(0.85)
Net Asset Value, End of Period	$5.86	$5.28	$4.68	$7.47	$8.74

Total Return(2)	13.42%	19.86%	(26.78)%	(5.14)%	18.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98%	0.97%	0.95%	0.93%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.16%	2.31%	2.46%	1.65%	1.58%
Portfolio Turnover Rate	69%	54%	111%	152%	132%
Net Assets, End of Period (in thousands)	$7,984	$6,049	$6,191	$10,381	$16,931

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class III	For:	567,030,410
	Against:	17,056,542
	Abstain:	36,439,768
	Broker Non-Vote:	0

Class II	For:	452,292,465
	Against:	12,035,927
	Abstain:	23,894,304
	Broker Non-Vote:	0

26

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

27

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

28

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2010.

For corporate taxpayers, the fund hereby designates $21,363,241, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2010 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70477   1102

ANNUAL REPORT    DECEMBER 31, 2010

VP VistaSM Fund

Market Perspective	2
U.S. Stock Index Returns	2

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

    By Enrique Chang, Chief Investment Officer, American Century Investments

The U.S. stock market enjoyed a robust year of performance in 2010, posting double-digit gains for the second consecutive year. Nonetheless, the market experienced a notable amount of volatility as changing economic expectations led to significant swings in investor sentiment.

Stocks rallied sharply during the first four months of the year thanks to continued evidence of a burgeoning economic recovery that began in mid-2009. Corporate earnings growth also rebounded as many companies implemented aggressive cost reductions that led to better profit margins. By late April, however, sovereign debt problems in Europe and signs of a slowdown in the pace of the economic recovery began to weigh on investor confidence. As investors grew more pessimistic, stocks reversed course, falling in May and June and erasing all of the market’s gains from earlier in the year.

The equity market remained volatile throughout the summer months amid a tug-of-war between favorable corporate earnings reports and an uncertain economic outlook. But September brought another shift in market sentiment—the stock market enjoyed its best month of performance since April 2009, igniting a furious rally that extended through the end of the year. Improving economic data reassured investors that the economy would avoid a relapse into recession, while quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks boosted investor confidence that economic growth would continue to accelerate in 2011.

Thanks to the late-year rally, the broad equity indices finished 2010 with gains of approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning more than 25% for the year. Although value stocks outperformed growth-oriented issues in the first half of the year, growth shares rebounded in the last six months and outperformed value stocks for the full year. Every sector of the market advanced in 2010, but the best performers were the most economically sensitive segments—industrials, materials, and consumer discretionary. The laggards included the more defensive health care and utilities sectors.

U.S. Stock Index Returns
For the 12 months ended December 31, 2010
Russell 1000 Index (Large-Cap)	16.10%	Russell 2000 Index (Small-Cap)	26.85%
Russell 1000 Growth Index	16.71%	Russell 2000 Growth Index	29.09%
Russell 1000 Value Index	15.51%	Russell 2000 Value Index	24.50%
Russell Midcap Index	25.48%
Russell Midcap Growth Index	26.38%
Russell Midcap Value Index	24.75%

2

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AVSIX	23.88%	3.50%	6.05%	10/5/01
Russell Midcap Growth Index	—	26.38%	4.88%	8.70%(1)	—
Class II	APVTX	23.57%	3.34%	5.55%	4/29/05

(1)	Since September 30, 2001, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high transaction costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 5, 2001

*From 10/5/01, Class I’s inception date. Index data from 9/30/01, the date nearest Class I’s inception for which date are available. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high transaction costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

VP Vista returned 23.88%* for the 12 months ended December 31, 2010, lagging the 26.38% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As described on page 2, the U.S. stock market’s gains for the 12-month period reflected a recovering economy and improving corporate earnings. Stocks that exhibit accelerating growth, the key factor that the VP Vista team looks for in portfolio holdings, faced headwinds during the reporting period but began to stabilize relative to the benchmark.

Within the portfolio, stock selection in the financials sector detracted from absolute and relative performance. Stock selection in the health care, industrials, and materials sectors also hurt relative returns, although the portfolio derived positive absolute returns from all three sectors. Stock selection in the consumer discretionary, energy, and information technology sectors partially offset those relative losses. Avoiding the utilities sector further added to relative performance, as this was the sole sector to register negative returns within the benchmark.

Financials Led Underperformance

The financials sector was VP Vista’s largest source of underperformance relative to its benchmark. Within the sector, detracting stock choices in the capital markets industry included Lazard Ltd. Although the company’s earnings reflected improvement, unexpectedly higher compensation costs and a trust share sale overhang caused underperformance.

An overweight stake in insurance company Genworth Financial also hurt absolute and relative returns. Although the company announced improved earnings results in its mortgage insurance segment, it was hurt by challenging conditions in its retirement and protection business. Elsewhere in the sector, stock choices in the real estate investment trust and consumer finance industries dampened relative performance.

Health Care, Industrials, Materials Gained, but Lagged Benchmark

VP Vista derived absolute gains from the health care sector, although performance in the sector lagged that of the benchmark. In the life sciences tools and services industry, an overweight stake in Life Technologies Corp. hurt relative performance. The genomics company delivered higher than expected earnings levels, but was abandoned by many investors in favor of riskier choices within the group. Within the health care providers and services industry, VP Vista held an overweight position in Medco Health Solutions, Inc. The company experienced a share price decline as concerns over industry contract pricing and competition surfaced.

Similarly, VP Vista’s holdings in the industrials sector contributed to absolute gains, but collectively lagged sector performance in the benchmark. In the machinery industry, detracting stocks included Joy Global. The mining equipment manufacturer delivered strong gains in the benchmark as it benefited from the strong demand for coal, copper and iron ore. While it was held in the portfolio, however, Joy Global’s share price declined. VP Vista held an overweight stake in crane manufacturer Manitowoc Co., whose stock price suffered while held in the portfolio due to concerns of potentially slowing demand. For the entire reporting period, though, the company’s share price posted gains. VP Vista’s underweight allocation to the airline industry also hurt relative returns.

*All fund returns referenced in this commentary are for Class I shares.

5

Within the materials sector, holdings in the chemicals industry underperformed relative to the benchmark. A position in fertilizer company Mosaic Co. detracted from returns as weaker pricing and higher input costs affected the company’s share price.

Consumer Discretionary, Energy Gained

The consumer discretionary sector contributed meaningfully to performance. VP Vista held beneficial overweight positions in a number of companies in the hotels, restaurants, and leisure industry group, including Las Vegas Sands. The casino’s share price gains were driven largely by the profitability of a successful new property in Singapore amid resurgence in worldwide travel.

The energy sector also yielded absolute and relative gains. Onshore exploration and production companies Whiting Petroleum and Concho Resources contributed to gains, benefiting from a rotation to onshore producers in the wake of the oil spill in the Gulf of Mexico.

Information Technology, Utilities Helped

The information technology sector was a source of outperformance relative to the benchmark. In the communications equipment industry group, VP Vista held an overweight stake in networking company F5 Networks, which was the largest contributor to relative gains. The company, whose products help optimize the performance of applications over IT networks, benefited from market share gains amid increasing complexity of data networks and strong mobile data growth. Effective stock selection in the IT services industry also helped relative returns.

VP Vista continued to avoid the utilities sector. This decision proved advantageous as it was the weakest performing sector in the benchmark for the reporting period.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Although headwinds to stocks exhibiting these characteristics have been strong in recent years, they appear to be dissipating at this time. Based on a long history of utilizing these characteristics, the investment team is optimistic that an improved environment for the process will yield better results going forward. We continue to engage in smart risk-taking with regard to portfolio construction and have enhanced our use of risk management tools, which should result in more consistent results over time.

6

Top Ten Holdings
% of net assets as of 12/31/10
priceline.com, Inc.	2.5%
F5 Networks, Inc.	2.4%
Dollar Tree, Inc.	2.4%
O’Reilly Automotive, Inc.	2.4%
SBA Communications Corp., Class A	2.3%
Cummins, Inc.	2.2%
Netflix, Inc.	2.1%
BE Aerospace, Inc.	2.0%
Whole Foods Market, Inc.	1.9%
Royal Caribbean Cruises Ltd.	1.7%

Top Five Industries
% of net assets as of 12/31/10
Machinery	6.0%
Hotels, Restaurants & Leisure	5.8%
Specialty Retail	5.5%
Software	5.4%
Semiconductors & Semiconductor Equipment	5.0%

Types of Investments in Portfolio
% of net assets as of 12/31/10
Domestic Common Stocks	89.5%
Foreign Common Stocks(1)	8.8%
Total Common Stocks	98.3%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	—(2)

(1)	Includes depositary shares, dual listed securities and foreign ordinary shares.

(2)	Category is less than 0.05% of total net assets.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,329.50	$5.87	1.00%
Class II	$1,000	$1,327.90	$6.75	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2010

	Shares	Value
Common Stocks — 98.3%
AEROSPACE & DEFENSE — 3.6%
BE Aerospace, Inc.(1)	21,059	$779,815
Goodrich Corp.	2,145	188,910
TransDigm Group, Inc.(1)	5,556	400,087
		1,368,812
AIR FREIGHT & LOGISTICS — 2.2%
C.H. Robinson Worldwide, Inc.	5,809	465,823
Expeditors International of Washington, Inc.	6,738	367,895
		833,718
AIRLINES — 1.1%
Alaska Air Group, Inc.(1)	3,597	203,914
United Continental Holdings, Inc.(1)	8,731	207,972
		411,886
AUTO COMPONENTS — 1.1%
BorgWarner, Inc.(1)	5,978	432,568
AUTOMOBILES — 0.3%
Brilliance China Automotive Holdings Ltd.(1)	146,000	111,386
BEVERAGES — 0.5%
Constellation Brands, Inc., Class A(1)	8,765	194,145
BIOTECHNOLOGY — 1.2%
Alexion Pharmaceuticals, Inc.(1)	5,911	476,131
CHEMICALS — 3.4%
Albemarle Corp.	9,896	551,999
CF Industries Holdings, Inc.	4,066	549,520
International Flavors & Fragrances, Inc.	3,749	208,407
		1,309,926
COMMERCIAL SERVICES & SUPPLIES — 1.0%
Stericycle, Inc.(1)	4,796	388,092
COMMUNICATIONS EQUIPMENT — 2.4%
F5 Networks, Inc.(1)	6,985	909,168
COMPUTERS & PERIPHERALS — 1.1%
NetApp, Inc.(1)	7,363	404,670
CONSUMER FINANCE — 0.7%
Discover Financial Services	14,354	265,980
ELECTRICAL EQUIPMENT — 0.8%
Rockwell Automation, Inc.	4,239	303,979
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Dolby Laboratories, Inc., Class A(1)	6,232	415,674
Trimble Navigation Ltd.(1)	4,830	192,862
		608,536
ENERGY EQUIPMENT & SERVICES — 4.5%
Atwood Oceanics, Inc.(1)	5,049	188,681
Complete Production Services, Inc.(1)	7,481	221,063
Core Laboratories NV	3,551	316,216
Dril-Quip, Inc.(1)	2,533	196,865
FMC Technologies, Inc.(1)	4,543	403,918
McDermott International, Inc.(1)	4,740	98,071
National Oilwell Varco, Inc.	4,391	295,295
		1,720,109
FOOD & STAPLES RETAILING — 1.9%
Whole Foods Market, Inc.(1)	14,017	709,120
FOOD PRODUCTS — 1.7%
H.J. Heinz Co.	3,496	172,912
Mead Johnson Nutrition Co.	7,346	457,289
		630,201
HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
C.R. Bard, Inc.	4,171	382,773
Varian Medical Systems, Inc.(1)	5,894	408,336
		791,109
HEALTH CARE PROVIDERS & SERVICES — 2.2%
Express Scripts, Inc.(1)	8,714	470,992
Medco Health Solutions, Inc.(1)	5,911	362,167
		833,159
HEALTH CARE TECHNOLOGY — 1.2%
SXC Health Solutions Corp.(1)	10,909	467,560
HOTELS, RESTAURANTS & LEISURE — 5.8%
Chipotle Mexican Grill, Inc.(1)	1,552	330,048
Ctrip.com International Ltd. ADR(1)	4,605	186,272
Home Inns & Hotels Management, Inc. ADR(1)	3,986	163,267
Las Vegas Sands Corp.(1)	7,971	366,267
Royal Caribbean Cruises Ltd.(1)	13,746	646,062
Starwood Hotels & Resorts Worldwide, Inc.	8,410	511,160
		2,203,076

9

Shares	Value
HOUSEHOLD PRODUCTS — 0.7%
Church & Dwight Co., Inc.	3,935	$271,594
INTERNET & CATALOG RETAIL — 4.5%
Netflix, Inc.(1)	4,471	785,555
priceline.com, Inc.(1)	2,362	943,737
		1,729,292
INTERNET SOFTWARE & SERVICES — 3.7%
Akamai Technologies, Inc.(1)	3,546	166,839
Baidu, Inc. ADR(1)	4,140	399,634
MercadoLibre, Inc.(1)	2,753	183,488
VeriSign, Inc.	12,395	404,945
WebMD Health Corp.(1)	4,690	239,471
		1,394,377
IT SERVICES — 1.5%
Cognizant Technology Solutions Corp., Class A(1)	7,920	580,457
LIFE SCIENCES TOOLS & SERVICES — 2.5%
Agilent Technologies, Inc.(1)	4,745	196,585
Illumina, Inc.(1)	7,397	468,526
Waters Corp.(1)	3,597	279,523
		944,634
MACHINERY — 6.0%
AGCO Corp.(1)	8,123	411,511
ArvinMeritor, Inc.(1)	14,152	290,399
Cummins, Inc.	7,727	850,047
Dover Corp.	4,539	265,305
Timken Co.	5,286	252,301
WABCO Holdings, Inc.(1)	3,533	215,266
		2,284,829
MEDIA — 2.0%
CBS Corp., Class B	10,386	197,853
Discovery Communications, Inc., Class A(1)	4,560	190,152
Discovery Communications, Inc., Class C(1)	3,665	134,469
Imax Corp.(1)	8,885	249,224
		771,698
METALS & MINING — 1.9%
Cliffs Natural Resources, Inc.	5,201	405,730
Walter Energy, Inc.	2,432	310,907
		716,637
MULTILINE RETAIL — 2.8%
Dollar Tree, Inc.(1)	16,095	902,608
Family Dollar Stores, Inc.	3,567	177,315
		1,079,923
OIL, GAS & CONSUMABLE FUELS — 3.6%
Brigham Exploration Co.(1)	6,755	184,006
Concho Resources, Inc.(1)	6,546	573,888
Pioneer Natural Resources Co.	2,567	222,867
Whiting Petroleum Corp.(1)	3,276	383,914
		1,364,675
PHARMACEUTICALS — 1.0%
Salix Pharmaceuticals Ltd.(1)	4,171	195,870
Shire plc	7,822	188,173
		384,043
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
AvalonBay Communities, Inc.	2,445	275,185
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.7%
CB Richard Ellis Group, Inc., Class A(1)	16,398	335,831
Jones Lang LaSalle, Inc.	3,802	319,064
		654,895
ROAD & RAIL — 1.0%
Kansas City Southern(1)	7,903	378,238
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.0%
Altera Corp.	8,934	317,872
ARM Holdings plc	63,886	421,627
Atmel Corp.(1)	12,601	155,244
Cavium Networks, Inc.(1)	9,389	353,777
Skyworks Solutions, Inc.(1)	15,317	438,526
Veeco Instruments, Inc.(1)	4,627	198,776
		1,885,822
SOFTWARE — 5.4%
Citrix Systems, Inc.(1)	6,789	464,435
Intuit, Inc.(1)	4,002	197,299
Rovi Corp.(1)	9,086	563,423
salesforce.com, inc.(1)	4,370	576,840
VanceInfo Technologies, Inc. ADR(1)	6,823	235,666
		2,037,663
SPECIALTY RETAIL — 5.5%
AutoZone, Inc.(1)	700	190,813
O’Reilly Automotive, Inc.(1)	14,844	896,875
PetSmart, Inc.	11,737	467,367
Williams-Sonoma, Inc.	15,604	556,907
		2,111,962

10

Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 2.7%
Compagnie Financiere Richemont SA	3,276	$192,731
Fossil, Inc.(1)	5,252	370,161
Lululemon Athletica, Inc.(1)	3,411	233,381
Phillips-Van Heusen Corp.	3,935	247,944
		1,044,217
TRADING COMPANIES & DISTRIBUTORS — 1.6%
Fastenal Co.	6,552	392,530
W.W. Grainger, Inc.	1,435	198,188
		590,718
WIRELESS TELECOMMUNICATION SERVICES — 4.1%
American Tower Corp., Class A(1)	5,235	270,335
NII Holdings, Inc.(1)	9,153	408,773
SBA Communications Corp., Class A(1)	21,093	863,548
		1,542,656
TOTAL COMMON STOCKS (Cost $27,228,474)		37,416,846
Temporary Cash Investments — 1.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	61,853	61,853
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.25%, 1/31/15, valued at $612,182), in a joint trading account at 0.12%, dated 12/31/10, due 1/3/11 (Delivery value $600,006)		600,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $661,853)		661,853
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $27,890,327)		38,078,699
OTHER ASSETS AND LIABILITIES(2)		(16,117)
TOTAL NET ASSETS — 100.0%		$38,062,582

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
120,301	CHF for USD	UBS AG	1/31/11	$128,702	$(2,057)
254,875	GBP for USD	Bank of America	1/31/11	397,307	(5,073)
				$526,009	$(7,130)

(Value on Settlement Date $518,879)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

(2)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $27,890,327)	$38,078,699
Cash	14,602
Receivable for investments sold	74,254
Receivable for capital shares sold	2,953
Dividends and interest receivable	23,227
38,193,735

Liabilities
Payable for investments purchased	30,296
Payable for capital shares redeemed	61,704
Unrealized loss on forward foreign currency exchange contracts	7,130
Accrued management fees	31,949
Distribution fees payable	74
131,153

Net Assets	$38,062,582

Net Assets Consist of:
Capital (par value and paid-in surplus)	$40,945,648
Undistributed net investment income	7,092
Accumulated net realized loss	(13,073,033)
Net unrealized appreciation	10,182,875
$38,062,582

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$37,706,118	2,307,743	$16.34
Class II, $0.01 Par Value	$356,464	21,999	$16.20

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $586)	$193,241
Interest	704
193,945
Expenses:
Management fees	325,861
Distribution fees — Class II	967
Directors’ fees and expenses	988
Other expenses	4,052
331,868

Net investment income (loss)	(137,923)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,603,375
Foreign currency transactions	(402)
4,602,973

Change in net unrealized appreciation (depreciation) on:
Investments	2,732,441
Translation of assets and liabilities in foreign currencies	(5,946)
2,726,495

Net realized and unrealized gain (loss)	7,329,468

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,191,545

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$(137,923)	$(219,044)
Net realized gain (loss)	4,602,973	(3,513,418)
Change in net unrealized appreciation (depreciation)	2,726,495	11,692,104
Net increase (decrease) in net assets resulting from operations	7,191,545	7,959,642

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,317,486)	(26,689,222)

Net increase (decrease) in net assets	5,874,059	(18,729,580)

Net Assets
Beginning of period	32,188,523	50,918,103
End of period	$38,062,582	$32,188,523

Undistributed net investment income	$7,092	—

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that management believes will increase in value over time.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which primarily reflect capital loss carryovers that expired in the current year due to Internal Revenue Code limitations, were made to capital $(11,801,023), undistributed net investment income $145,015, and accumulated net realized loss $11,656,008.

As of December 31, 2010, the fund had accumulated capital losses of $(13,002,218), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(203,824) and $(12,798,394) expire in 2016 and 2017, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended December 31, 2010.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, were $44,331,695 and $45,683,087, respectively.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$27,961,142
Gross tax appreciation of investments	$10,157,671
Gross tax depreciation of investments	(40,114)
Net tax appreciation (depreciation) of investments	$10,117,557

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	348,518	$5,062,750	751,063	$8,201,053
Redeemed	(448,362)	(6,224,329)	(1,856,146)	(21,119,784)
	(99,844)	(1,161,579)	(1,105,083)	(12,918,731)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	21,112	279,570	197,913	2,200,670
Redeemed	(31,483)	(435,477)	(1,388,059)	(15,971,161)
	(10,371)	(155,907)	(1,190,146)	(13,770,491)
Net increase (decrease)	(110,215)	$(1,317,486)	(2,295,229)	$(26,689,222)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$34,068,221	—	—
Foreign Common Stocks	2,434,708	$913,917	—
Temporary Cash Investments	61,853	600,000	—
Total Value of Investment Securities	$36,564,782	$1,513,917	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(7,130)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2010, is disclosed on the Statement of Assets and Liabilities as a liability of $7,130 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2010, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(306) in net realized gain (loss) on foreign currency transactions and $(7,130) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, high transaction costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

19

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

20

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.19	$10.77	$22.00	$15.74	$14.49
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.06)	(0.08)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss)	3.21	2.48	(10.30)	6.35	1.35
Total From Investment Operations	3.15	2.42	(10.38)	6.26	1.30
Distributions
From Net Realized Gains	—	—	(0.85)	—	(0.05)
Net Asset Value, End of Period	$16.34	$13.19	$10.77	$22.00	$15.74

Total Return(2)	23.88%	22.47%	(48.62)%	39.77%	9.01%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.02%	1.00%	1.01%	1.01%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%	(0.48)%	(0.50)%	(0.51)%	(0.31)%
Portfolio Turnover Rate	139%	196%	203%	147%	215%
Net Assets, End of Period (in thousands)	$37,706	$31,764	$37,824	$104,126	$60,297

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.11	$10.71	$21.92	$15.71	$14.48
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.08)	(0.07)	(0.11)	(0.15)	(0.07)
Net Realized and Unrealized Gain (Loss)	3.17	2.47	(10.25)	6.36	1.35
Total From Investment Operations	3.09	2.40	(10.36)	6.21	1.28
Distributions
From Net Realized Gains	—	—	(0.85)	—	(0.05)
Net Asset Value, End of Period	$16.20	$13.11	$10.71	$21.92	$15.71

Total Return(2)	23.57%	22.41%	(48.71)%	39.53%	8.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17%	1.15%	1.16%	1.16%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.58)%	(0.63)%	(0.65)%	(0.66)%	(0.46)%
Portfolio Turnover Rate	139%	196%	203%	147%	215%
Net Assets, End of Period (in thousands)	$356	$424	$13,094	$38,499	$2,988

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VP Vista Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the VP Vista Fund of American Century Variable Portfolios, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 11, 2011

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Variable Portfolios, Inc.):

John R. Whitten	For:	2,509,343,092
	Withhold:	137,098,251
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I	For:	25,094,828
	Against:	732,984
	Abstain:	2,580,496
	Broker Non-Vote:	0

Class II	For:	453,882
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

24

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director and officer is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

25

Jan M. Lewis
Year of Birth: 1957
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years:  None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

26

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70481   1102

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson, Andrea C. Hall and Thomas A. Brown are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $165,859
FY 2010:                    $169,243

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $55,065
FY 2010:                    $59,174

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 15, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 15, 2011